 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1997.

                                                       REGISTRATION NOS. 2-84470
                                                                        811-3770
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES
              ACT OF 1933
                                                                [_]

            PRE-EFFECTIVE AMENDMENT NO.                         [_]

            POST-EFFECTIVE AMENDMENT NO. 24

            AND/OR                                              [X]

            REGISTRATION STATEMENT UNDER THE INVESTMENT
              COMPANY ACT OF 1940
                                                                [_]

            AMENDMENT NO. 25                                    [X]

                          FLAGSHIP ADMIRAL FUNDS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 333 West Wacker Drive, Chicago, Illinois              60606
 (Address of Principal Executive Office)             (Zip Code)

    Registrant's Telephone Number, including Area Code: (312) 917-7700

     Gifford R. Zimmerman, Esq.--Vice               With a copy to:
  Presidentand Assistant Secretary                  Thomas S. Harman
        333 West Wacker Drive                Fried, Frank, Harris, Shriver &
       Chicago, Illinois 60606                           Jacobson
 (Name and Address of Agent for Service)      1001 Pennsylvania Ave., NW
                                                     Suite 800
                                               Washington, D.C. 20004

[X]  Immediately upon filing pursuant to    [_]  on (date) pursuant to para-
     paragraph (b)                               graph (a)(1)

[_]  on October   , 1997 pursuant to par-   [_]  75 days after filing pursuant
     agraph (b)                                  to paragraph (a)(2)

[_]  60 days after filing pursuant to       [_]  on (date) pursuant to para-
     paragraph (a)(1)                            graph (a)(2) of Rule 485.


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.




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                             CROSS REFERENCE SHEET
                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)

   N-1A
 ITEM NO.                            LOCATION
 --------                            --------
PART A OF THE GOLDEN RAINBOW FUND(TM)

 Item 1.  Cover Page..............   Cover Page
 Item 2.  Synopsis................   Fees and Expenses
 Item 3.  Condensed Financial        Financial Highlights
           Information............
 Item 4.  General Description of     Cover Page; Who Should Invest in the Fund?;
           Registrant.............    The Fund and Its Objective; Description of
                                      Shares
 Item 5.  Management of the Fund..   Management of the Fund; Distributor;
                                      Financial Highlights
 Item 5A. Management's Discussion
           of Fund Performance....   Not Applicable
 Item 6.  Capital Stock and Other    Description of Shares; How to Buy Shares;
           Securities.............    How to Redeem Shares; How Fund Shares are
                                      Priced; Cover Page; Distributions; Taxes
 Item 7.  Purchase of Securities     How to Buy Shares; How Fund Shares are
           Being Offered..........    Priced; Distributor
 Item 8.  Redemption or              How to Redeem Shares; Free Repurchase;
           Repurchase.............    Systematic Withdrawal Plan; Direct
                                      Deposits
 Item 9.  Pending Legal              Not Applicable
           Proceedings............

PART B OF THE GOLDEN RAINBOW FUND(TM)

 Item 10. Cover Page..............   Cover Page
 Item 11. Table of Contents.......   Table of Contents
 Item 12. General Information and    Not Applicable
           History................
 Item 13. Investment Objectives      Investment Objectives and Policies
           and Policies...........
 Item 14. Management of the Fund..   Officers, Directors and Stockholders
 Item 15. Control Persons and
           Principal Holders of
           Securities.............   Officers, Directors and Stockholders
 Item 16. Investment Advisory and    Investment Advisory Services; Distributor;
           Other Services.........    Officers, Directors and Stockholders;
                                      Custodian and Transfer Agent
 Item 17. Brokerage Allocation and   Portfolio Transactions
           Other Practices........
 Item 18. Capital Stock and Other    Distributions
           Securities.............
 Item 19. Purchase, Redemption and
           Pricing of Securities     Purchase, Redemption and Pricing of Shares;
           Being Offered..........    see also Part A--How to Invest in the
                                      Fund; How to Redeem; Net Asset Value

   N-1A
 ITEM NO.                             LOCATION
 --------                             --------
 Item 20. Tax Status...............   Taxes
 Item 21. Underwriters.............   Distributor
 Item 22. Calculation of              Yield and Total Return Calculation
           Performance Data........
 Item 23. Financial Statements.....   Financial Statements
 PART A OF THE FLAGSHIP UTILITY
  INCOME FUND(TM)
 Item 1.  Cover Page...............   Cover Page
 Item 2.  Synopsis.................   Fees and Expenses
 Item 3.  Condensed Financial         Financial Highlights
           Information.............
 Item 4.  General Description of      Cover Page; The Fund and Its Objective;
           Registrant..............    Investment Considerations and Risk
                                       Factors; How To Buy Shares; General
                                       Information
 Item 5.  Management of the Fund...   About the Investment Manager; About the
                                       Distributor; Financial Highlights;
                                       Custodian and Transfer Agent; Counsel and
                                       Auditors
 Item 5A. Management's Discussion
           of Fund Performance.....   Not Applicable
 Item 6.  Capital Stock and Other     How To Buy Shares; How To Redeem Shares;
           Securities..............    Exchange and Reinvestment Privilege;
                                       Additional Information; Cover Page; How
                                       Fund Shares Are Priced; Distributions and
                                       Yield; Taxes
 Item 7.  Purchase of Securities      How To Buy Shares; About the Distributor;
           Being Offered...........    How Fund Shares Are Priced
 Item 8.  Redemption or Repurchase.   How to Redeem Shares; Exchange and
                                       Reinvestment Privilege; Systematic
                                       Withdrawal Plan; Direct Deposits
 Item 9.  Pending Legal               Not Applicable
           Proceedings.............
 PART B OF THE FLAGSHIP UTILITY
  INCOME FUND(TM)
 Item 10. Cover Page...............   Cover Page
 Item 11. Table of Contents........   Table of Contents
 Item 12. General Information and     Not Applicable
           History.................
 Item 13. Investment Objectives and   Investment Objectives and Policies;
           Policies................    Portfolio Transactions
 Item 14. Management of the Fund...   Officers, Directors and Stockholders
 Item 15. Control Persons and
           Principal Holders of
           Securities..............   Officers, Directors and Stockholders
 Item 16. Investment Advisory and     Investment Advisory Services; Distributor;
           Other Services..........    Officers, Directors and Stockholders;
                                       Custodian and Transfer Agent; Auditors
 Item 17. Brokerage Allocation and    Portfolio Transactions
           Other Practices.........

   N-1A
 ITEM NO.                            LOCATION
 --------                            --------
 Item 18. Capital Stock and Other    Distributions; Shares of the Funds
           Securities.............
 Item 19. Purchase, Redemption and
           Pricing of Securities     Purchase, Redemption and Pricing of Shares;
           Being Offered..........    see also Part A--How To Buy Shares; How To
                                      Redeem Shares; Distributions and Yield
 Item 20. Tax Status..............   Taxes
 Item 21. Underwriters............   Distributor
 Item 22. Calculation of             Yield and Total Return Calculation
           Performance Data.......
 Item 23. Financial Statements....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

        TABLE OF CONTENTS

                                 Page
  Fees and Expenses.............   2
  Financial Highlights..........   2
  Who Should Invest in the
   Fund?........................   3
  The Fund and Its Objective....   3
  How to Buy Shares.............   6
  How to Redeem Shares..........   9
  Free Repurchase...............   9
  Systematic Withdrawal Plan....   9
  Direct Deposits...............   9
  How Fund Shares are Priced....  10
  Taxes.........................  10
  Yield.........................  11
  Management of the Fund........  11
  Distributor...................  12
  Multiple Class Distribution...  13
  Description of Shares.........  13
  Custodian and Transfer Agent..  14
  Counsel and Auditors..........  14
  Additional Information........  14


                                     LOGO OF THE GOLDEN RAINBOW MUTUAL FUND /SM/

THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUNDSM (THE "FUND") IS A SERIES OF FLAGSHIP ADMIRAL FUNDS INC.SM (THE "CORPORATION") A SERIES, OPEN-END, DIVERSIFIED MUTUAL FUND. THE FUND SEEKS TO PROVIDE TOTAL RETURN THROUGH A COMBINATION OF GROWTH AND INCOME FROM INVESTING IN EQUITY AND/OR DEBT SECURITIES AND PRESERVATION OF CAPITAL IN DECLINING MARKETS. THE FUND WILL ATTEMPT TO PROVIDE TOTAL RETURN IN EXCESS OF THE RATE OF INFLATION OVER THE LONG TERM (THREE TO FIVE YEARS). NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS OBJECTIVE. THE FUND MAY INVEST IN EQUITY SECURITIES TRADED ON ANY NATIONAL STOCK EXCHANGE OR NASDAQ OR IN DEBT SECURITIES THAT ARE RATED "A" OR BETTER BY MOODY'S OR S&P, OR IF UNRATED, OF EQUIVALENT QUALITY, AS WELL AS EQUITY AND DEBT SECURITIES OF NON-UNITED STATES ISSUERS AND AMERICAN DEPOSITARY RECEIPTS. THE FUND MAY INVEST ITS ASSETS IN ANY COMBINATION OF SECURITIES AND IS NOT LIMITED WITH RESPECT TO THE PROPORTION INVESTED IN ANY CATEGORY.

                             Account Information:

                       toll free at 1-800-225-8530

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This Prospectus sets forth concisely the information about the Fund that you should know before investing in shares of the Fund. A Statement of Additional Information dated October 29, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission, and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by telephoning or writing to the Fund. Please read and retain this Prospectus for future reference.

                              ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

October 24, 1996

                              ------------------

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FEES AND EXPENSES

                                            ANNUAL FUND OPERATING EXPENSES AFTER
                   SHAREHOLDER TRANSACTION      FEE WAIVERS & REIMBURSEMENT
                           EXPENSE                     ARRANGEMENTS*
                   ---------------------------------------------------------------
                                                                                   Total Fund
                                                                                   Operating
                      Maximum                                                       Expenses
                     Front End    Maximum                                           Without
                   Sales Charge     CDSC                                Total Fund Waiver Or
                    Imposed On   Imposed on Management 12b-1    Other   Operating  Reimburse-
                     Purchases   Purchases     Fee      Fee    Expenses  Expenses     ment
                   ------------- --------------------- -----   -------- ---------- ----------
Class A Shares         4.20%        N/A        .74%     .25%     .10%      1.09%      1.09%
Class B Shares(a)      N/A          5.0        .74      .85(c)   .10       1.69       1.69
Class C Shares         N/A          1.0(b)     .74      .85(c)   .10       1.69       1.69
Class R Shares         N/A          N/A        .74      .00      .10        .84        .84
                               EXAMPLE OF EXPENSES
                   -------------------------------------------------
                             An Investor in the Fund
                    Would Pay the Following Dollar Amount of
                    Expenses on a $1,000 Investment Assuming
                     (1) 5% Annual Return and (2) Redemption
                            at the End of Each Period
                   -------------------------------------------------
                    1 YEAR      3 YEARS     5 YEARS      10 YEARS
                   ----------- ----------- ------------ ------------
Class A Shares      $      53          $75        $100          $169
Class B Shares(a)          57           85         103           184
Class C Shares             17           53          92           200
Class R Shares              9           27          47           104

* Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. Persons who indirectly purchase Fund shares through intermediaries may pay fees charged by such intermediaries in addition to the expenses and fees of the Fund shown above. Class B, C and R are based on estimates.
--------

(a) No initial sales charge; contingent deferred sales charge of 5% declining to 1% in the 6th year if redeemed. Class B expenses in years 9 through 10 are based on Class A expenses, because the shares automatically convert to Class A after 8 years. If you did not redeem, the example of expenses would be $40, $32, and $11 less in years 1, 3 and 5 respectively.

(b) No initial sales load; 1% contingent deferred sales charge if redeemed within 1 year of purchase.
(c) Of this amount, 0.75% is an asset based sales charge and 0.10% is a service fee.

The preceding table is meant to assist an investor in understanding the various costs and expenses that may directly or indirectly be incurred as a result of an investment in the Fund. As indicated in the expense table, the Fund utilizes a declining sales charge for Class A Shares, a contingent deferred sales charge ("CDSC") for Class B and Class C Shares and a no-fee, no-charge structure for institutional investors for Class R Shares. Class R Shares are subject to a minimum purchase requirement of $1,000,000. Long-term Class B and Class C stockholders could pay more than the economic equivalent of the maximum front-end sales charge for Class A Shares. Class B Shares automatically convert to Class A Shares after eight years. The Fund's 12b-1 plan and management fee are more fully described herein. These expenses should not be considered a representation of past or future expenses as actual expenses may be greater or less than those shown.

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FINANCIAL HIGHLIGHTS

The following data have been derived from financial highlights audited by Deloitte & Touche LLP, independent auditors, whose report appears in the Statement of Additional Information.

The following table provides per share income and capital changes for a share of capital stock of the Fund outstanding from July 1, 1991 (commencement of operations), to June 30, 1997. Class B, Class C, and Class R Shares were not offered to the public during the fiscal year.

                    INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                    ---------------------------------- ----------------------------------
          NET ASSET                                               Distri-                  NET
            VALUE     Net   Net Realized &             Dividends  butions                 ASSET
  YEAR    BEGINNING Invest-   Unrealized    TOTAL FROM (From Net   (From  Returns  TOTAL  VALUE
 ENDED       OF      ment     Gain (Loss)   INVESTMENT Investment Capital   of    DISTRI- END OF   Total
JUNE 30,   PERIOD    Income  on Securities  OPERATIONS  Income)   Gains)  Capital BUTIONS PERIOD Return(a)
--------  --------- ------- --------------- ---------- ---------- ------- ------- ------- ------ ---------
1992       $15.00    $.87        $ .90        $1.77       $.87     $.02     $--    $ .89  $15.88   11.91%
1993        15.88     .76         2.05         2.81        .75      .13      --      .88   17.81   18.09
1994        17.81     .66         (.89)        (.23)       .66      .25      --      .91   16.67   (1.49)
1995        16.67     .69         1.94         2.63        .68      .35      --     1.03   18.27   16.55
1996        18.27     .73          .61         1.34        .74     1.31      --     2.05   17.56    7.76
1997        17.56     .66         2.16         2.82        .68      .39      --     1.07   19.31   16.53
                       RATIOS/SUPPLEMENTAL DATA
          --------------------------------------------------
                              Ratio of
                   Ratio of     Net
                   Expenses  Investment
            Net       to       Income              Average
  YEAR     Assets   Average  to Average Portfolio Commission
 ENDED     End of     Net       Net     Turnover     Rate
JUNE 30,   Period  Assets(b) Assets(b)    Rate     Paid(c)
--------- -------- --------- ---------- --------- ----------
1992      $124,563   1.09%      5.51%     10.48%    $.0846
1993       179,209   1.02       4.44      38.42      .0832
1994       188,747    .96       3.70      30.64         --
1995       191,473   1.04       4.05      48.46         --
1996       184,307   1.06       4.01      83.17         --
1997       157,183   1.09       3.63      56.37         --

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(a) Prior to June, 1991, the Fund was organized as a Master Trust, with its common and collective trust funds (the "Predecessor Funds") held at Citizens Federal Bank, F.S.B. These Predecessor Funds were advised by the Fund's investment adviser, James Investment Research, Inc., using investment objectives, policies and strategies substantially similar to those used in managing the Fund. The Predecessor Funds' returns for the years ended June 30, 1985 through June 30, 1991 were 20.35%, 33.73%, 17.73%, 16.53%, 10.37%, 6.49% and 8.24% respectively. This performance represents a compounded annual return of 15.7%. The prior returns of the Predecessor Funds should not be interpreted as the historical performance of the Fund.
  The total returns for either the Predecessor Funds or the Fund should not be interpreted as indicative of the Fund's future performance.

  Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses by John Nuveen & Co. Incorporated or its predecessor Flagship Funds Inc.

(c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

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WHO SHOULD INVEST IN THE FUND?

The Fund is specially designed for investors who seek total return from investments in equity and debt securities and who also seek capital preservation in declining markets. The Fund's investment adviser expects to invest in securities that make the Fund a suitable investment for individuals wishing to make long-term investments, Individual Retirement Accounts, Keogh Plans and other retirement or pension oriented plans, trusts or accounts. The Fund's shares are offered to individuals or entities which are customers of a securities dealer affiliated with Citizens Federal Bank, F.S.B., ("Citizens Federal") or trust customers of Citizens Federal.

The minimum initial investment in the Fund is $5,000, except for qualified individual retirement plans which have a $2,000 minimum initial investment. Its shares are sold at a public offering price that is equal to the net asset value per share plus a sales charge through affiliated securities dealers of Citizens Federal. Shares are sold at net asset value to investors through trust accounts at Citizens Federal. Shares are redeemable without any redemption charge. In addition, the Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") that permits the Fund to spend up to .40% annually of its average daily net assets for certain expenses related to the distribution of its shares (see "The Distributor"). The Fund expects to pay dividends quarterly.

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THE FUND AND ITS OBJECTIVE

The Fund's investment objective is to provide total return through a combination of growth and income primarily in equity and/or debt securities and preservation of capital in declining markets. The Fund's investment objective is a fundamental policy that cannot be changed without authorization by a vote of a majority of the outstanding shares of the Fund. The Fund will seek to provide total return in excess of the rate of inflation over the long term (three to five years). The Manager of the Fund is Nuveen Advisory Corp. (the "Manager"), and the Investment Adviser is James Investment Research, Inc. (the "Adviser").

To accomplish the foregoing investment objective, the Fund intends to invest its assets in a portfolio consisting of equity securities traded on a national securities exchange or NASDAQ; high grade debt securities rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P"), or unrated securities determined by the Adviser to be of equivalent quality; securities issued or guaranteed by the United States government or its agencies or instrumentalities; equity and dollar denominated debt securities of non-United States issuers; United States domiciled closed-end mutual funds which invest in the securities of non-United States issuers; preferred stock rated "A" or better; and convertible securities including convertible bonds, which shall be treated as equity and not debt securities for purposes of determining investment quality.

INVESTMENT STRATEGY

The Adviser does its own research using quantitative databases and statistical expertise. It utilizes a number of elements to help predict future stock and bond price movements. When selecting equity securities, the Adviser focuses on value, neglect or limited following by Wall Street analysts and on management commitment and assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations to identify stocks which it considers undervalued.

The Adviser expects that the fixed income portion of the Fund portfolio will consist primarily of U.S. Treasury securities or high grade corporate bonds. In addition, when the Adviser believes that interest rates will fall, it expects that it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter term bonds.

Under normal market conditions, the Adviser expects that the Fund will hold both debt and equity securities, the proportions of which are not fixed and may invest up to 90% of its assets in either debt or equity securities and, for temporary defensive purposes, may invest up to 100% of its assets in short term U.S. Government or high quality money market instruments or repurchase agreements collateralized by such securities or any other security of equivalent quality deemed appropriate. The Adviser expects that the bulk of the portion of the Fund's assets invested in equities will be invested in New York Stock Exchange listed equity securities, but the bulk of the Fund's assets could consist of American Stock Exchange and over-the-counter traded equity securities in appropriate circumstances, such as when they are determined to be undervalued by the Adviser. The Fund may also invest in closed-end funds which invest in the securities of non-United States issuers, foreign equity securities, or American

Depositary Receipts of such securities. See "Non-United States Securities." The Fund may invest in the following types of securities in any proportion: convertible preferred and common stocks, long and short term debt securities, money market instruments, repurchase agreements, and "when issued" securities of any of the above, as well as new types of securities that may be created in the future, but will do so only to the extent such investment is compatible with its investment objective. The Fund may invest in debt obligations of any maturity and will select such investments consistent with its anticipated needs for liquidity to meet redemptions.

The Fund will limit its holdings of debt securities to issues rated, at the time of purchase, "A" or better by either Moody's, or S&P, respectively or other issues believed by the Adviser to be of at least comparable quality. Securities rated A are judged by Moody's to be upper medium grade obligations, security for principal and interest of which are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. S&P believes debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

The Fund may invest up to 10% of its assets in money market funds or closed-end funds (which invest in the securities of non-United States issuers) which are registered investment companies, subject to the requirements of applicable law. Such investments could result in stockholders paying duplicate or multiple fees, as such money market or closed-end funds incur expenses similar to those of the Fund. The Adviser will only invest in money market funds or closed-end funds when it believes the yields on such funds are beneficial even including multiple fees. Risks associated with investment in the securities of non-United States issuers and closed-end funds which invest in the securities of non-United States issuers are discussed below under "Non-United States Securities."

AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts (ADR's) represent interests in underlying equity securities of non-United States issuers which do not trade directly in the United States. ADR programs may be sponsored by the issuers or unsponsored, that is, organized without the issuer's assistance. Generally, the underlying equity securities are deposited with a bank or other financial institution and the ADR is traded, representing an interest in the shares on deposit and entitling the owner of the ADR to interest and dividend income from the shares pursuant to the contractual arrangements relating to the ADR program. ADR's often trade at a lower price than the underlying security and may be less liquid, but at the same time provide a potential for greater yields.

NON-UNITED STATES SECURITIES

The Fund may invest up to 30% of its assets in securities issued by non-United States issuers and up to 10% of its assets in investment companies including closed-end funds which invest in the securities of non-United States issuers. Investments in securities of non-United States issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities denominated or quoted in currencies other than the U.S. dollar will have their value affected by changes in foreign currency exchange rates and such changes may affect unrealized appreciation or depreciation, although the Fund will attempt to hedge such risks. See "Hedging." With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a non-United States company than about a United States company, and such a company may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those applicable to United States companies. Non-United States securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many non-United States companies are less liquid and their prices more volatile than securities of comparable United States companies. Transaction costs in non-United States securities markets are generally higher than in the United States and settlement procedures are often not as regulated as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-United States courts than with respect to domestic issuers in United States courts.

Dividend and interest income from non-United States securities will generally be subject to withholding taxes by the country in which the issuer is located and the Fund will not be able to pass through to its stockholders foreign tax credits or deductions with respect to these taxes.

OTHER POLICIES

Among other things, the Fund may not make loans (other than repurchase agreements), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities pursuant to Securities and Exchange Commission ("SEC") requirements and the exchanges on which such securities are traded; invest more than 25% of the value of its assets in one industry; or issue securities senior to its stock.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements and may invest up to 5% of its assets in repurchase agreements longer than seven days in order to realize additional income. Repurchase agreements are generally agreements under which the Fund obtains securities subject to resale to the seller at an agreed upon price and date. The repurchase agreement must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. There are certain risks associated with such transactions which are described in the Statement of Additional Information. As with any extension of credit, there are risks of delay in recovery and loss of rights in collateral should the borrower of the securities fail financially.

LOANS OF SECURITIES

The Fund may make loans of its portfolio securities in order to realize additional income. All such loans shall be fully collateralized. There are certain risks associated with such transactions which are discussed in the Statement of Additional Information. As with any extension of credit, there are risks of delay in recovery and loss of rights in collateral should the borrower of the securities fail financially.

HEDGING

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to hedging transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any hedging transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these hedging transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

RISKS

Hedging transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possibly income, and such losses can be greater than if the hedging transactions had not been utilized.

BORROWING

The Fund may borrow from time to time on a temporary basis in amounts up to 33 1/3% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Adviser will only cause the Fund to borrow when there is an expectation it will benefit the Funds.

FUNDAMENTAL RESTRICTIONS

The Fund as a whole has adopted a number of fundamental investment restrictions, which may not be changed without the approval of its stockholders. These restrictions are set forth in the Statement of Additional Information. Other than such restrictions and the fundamental objective above, the Fund has no investment policies which it considers fundamental.

RESTRICTED SECURITIES

The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Due to the illiquid nature of restricted securities, if the Funds were forced to sell such securities, it might have to do so at a disadvantageous price.

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HOW TO BUY SHARES

Shares of the Fund are offered continuously at a public offering price that is equal to net asset value per share next determined after a purchase order is received by the Fund plus any applicable sales charge. The sales charge, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B and Class C Shares). The Class R Shares are designed for institutional investors and are sold at net asset value with no front-end sales charge, no contingent deferred sales charge and no Rule 12b-1 charge. When placing purchase orders, investors should specify whether the order is for Class A, Class B, Class C or Class R Shares. All purchase orders that fail to specify a Class will automatically be invested in Class A Shares.

Four classes of shares, Class A Shares, Class B Shares, Class C Shares and Class R Shares are authorized for the Fund. They are described fully in the SAI. The following table shows the total sales charges or underwriting discounts and dealer concessions for each amount.

CLASS A SHARES


                                    TOTAL SALES CHARGE
                              ------------------------------ DEALER CONCESSION OR AGENCY
     SIZE OF TRANSACTION      PERCENTAGE OF   PERCENTAGE OF   COMMISSION AS PERCENTAGE
   AT PUBLIC OFFERING PRICE   OFFERING PRICE NET ASSET VALUE      OF OFFERING PRICE
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       Less than $   50,000        4.20%          4.38%                 3.70%
   $   50,000 to $  100,000        4.00           4.18                  3.50
   $  100,000 to $  250,000        3.50           3.65                  3.00
   $  250,000 to $  500,000        2.50           2.61                  2.00
   $  500,000 to $1,000,000        2.00           2.09                  1.50
   $1,000,000 to $2,000,000         .50            .52                   .30

CLASS B SHARES

Class B Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee. Class B Shares are subject to a declining contingent deferred sales charge ("CDSC") if you redeem your shares within six years from the purchase date. This CDSC charge is 5%, 4%, 4%, 3%, 2% and 1% for years one through six. Class B Shares automatically convert to Class A Shares at the end of eight years. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed.

The Distributor pays a 0.20% service fee to dealers in advance for the first year upon the sale of Class B Shares. After the shares have been held for a year, the Distributor pays the fee monthly. In addition, the Distributor pays sales commission of 3.80% of the purchase price to dealers from its own resources at the time of sale.

CLASS C SHARES

Class C Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee (of which .75% is an asset based sales charge and .20% is a service fee) and a CDSC of 1% if redeemed within one year of the purchase date. The first year of the annual distribution fee is paid to the Distributor, and in subsequent years 0.75% is paid to the dealer and 0.20% is paid to the Distributor.

CLASS R SHARES

You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund; bona fide, full-time and retired employees of John Nuveen & Co. Incorporated and James Investment Research, Inc. and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate John Nuveen & Co. Incorporated (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

The minimum initial investment in the Fund is $5,000, except for qualified individual retirement plans which have a $2,000 minimum and investments in Class R Shares which have a $1,000,000 minimum. Additional purchases of $100 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A or Class R Shares.

Shares of the Fund are sold to individuals or entities who hold their shares in individual or master trust accounts at Citizens Federal, including Individual Retirement Accounts, Keogh Plans, pension plans, bank and/or savings and loan trust departments, trusts or accounts, including individuals who have signed trust agreements. Such shares are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced"). Purchases may also be made as described below under "Purchase For Trust Accounts Through Dealers." In addition, shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors and employees of the Fund, the Adviser, the Manager, or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such person should request instructions on how to invest or redeem from the Distributor. The Fund reserves the right to reject any order for shares.

PURCHASE FOR TRUST ACCOUNTS THROUGH DEALERS

To purchase shares through a dealer, you should direct your dealer to contact the Distributor to request information on the Fund and on Citizens Federal's process for establishing the necessary trust accounts. The Distributor can be reached toll free at 1-800-621-7227. After establishing an account, an investor may, either directly or through a broker, purchase shares of the Fund. For purchases made through a dealer, that dealer will be designated as the broker of record for those account assets. The public offering price is the Funds's net asset value. Because the Fund determines net asset value daily as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, the dealer must transmit your request to Citizens Federal prior to such time in order for your order to be executed at the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between the investor and the dealer placing the order.

AUTOMATIC INVESTMENT PLAN

The Fund offers current stockholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. On any regular business day between the fifth and twenty-eighth of each month, the amount you specify ($100 minimum) will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Stockholders can change the amount or discontinue their participation in the plan by written notice to Boston Financial ("Stockholders Services Agent") thirty (30) days prior to fund transfer date. Because a sales charge is applied on new shares purchased, it would be disadvantageous to purchase shares while also making systematic withdrawals.

LETTER OF INTENT (RETAIL SHARES ONLY)

A stockholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the Fund count toward the indicated goal. Please see the Statement of Additional Information for further details.

Escrow provision: It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the stockholder's account in shares. If the total purchases, less redemptions by the stockholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the stockholder's open account or delivered to the stockholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the stockholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the stockholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the stockholder. The stockholder or his dealer will inform the Stockholder Services Agent that this Letter is in effect each time a purchase is made.

GENERAL

All funds will be fully invested in full and fractional shares. All dividends declared will be paid in the form of additional full and fractional shares at net asset value unless the Fund has received an election in writing from the stockholder to receive such dividends in cash. Such dividends can be deposited electronically into a stockholder's Citizens Federal or other bank account using the Automated Clearing House ("ACH") system. See "Direct Deposits."

The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement.

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HOW TO REDEEM SHARES

Stockholders should advise their financial consultant of their desire to redeem shares. Upon receipt by the Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Neither the Distributor nor the Fund charges a fee or a commission for redemption, except that the Fund may charge a fee for wiring redemption proceeds.

SIGNATURE GUARANTEE

The Stockholder Services Agent may require a signature guarantee on certain written transaction requests. A signature guarantee may be executed by any eligible guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an eligible guarantor prior to signing.

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FREE REPURCHASE

A stockholder who has redeemed shares may repurchase shares at net asset value without incurring the applicable sales charge. Such a purchase must be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption within one year of the redemption. This feature may be exercised by a stockholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

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SYSTEMATIC WITHDRAWAL PLAN

Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as specified by the stockholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the stockholder's account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by the Stockholder Services Agent. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a stockholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The stockholder by written instructions to the Stockholder Services Agent may withdraw from the program, change the payee or change the dollar amount of each payment. The Stockholder Services Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Stockholder Services Agent on 60 days' notice in writing to the stockholder in the event that the
Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

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DIRECT DEPOSITS

Stockholders can have dividends or SWP redemption proceeds deposited electronically into their Citizens Federal or other bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the stockholder's bank must be a member of Automated Clearing House. In addition, the stockholder must (1) fill out the appropriate section of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Once the Stockholder Services Agent has received the application and the voided check, such stockholder's designated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a stockholder may terminate participation at any time by written notice to the Stockholder Services Agent.

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HOW FUND SHARES ARE PRICED

For purposes of pricing purchases and redemptions, the net asset value of the Fund is separately determined by Boston Financial as of the close of trading on the New York Stock Exchange on each day that the Exchange is open for business, except for Ohio bank holidays (and will also be computed as of 4:00 p.m. New York time on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfolio securities of the Fund such that the Fund's net asset value per share might be affected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares outstanding at the time the determination is made.

Assets of the Fund for which market quotations are readily available are valued at market value. Equity securities are valued at the last sale price on the exchange on which they are traded. If equity securities are not traded that day, they are valued at the mean of the bid and asked prices. Over-the-counter securities are valued at the mean of the bid and asked prices as are listed debt securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC unless conditions indicate otherwise. Other assets and securities are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

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TAXES

The following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for information regarding any state, local or foreign taxes that may be applicable to them.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and satisfy certain other requirements, so that the Fund will not be subject to federal income tax to the extent it distributes all of its net investment income and capital gain to its stockholders at least annually. Stockholders generally will be required to pay federal income taxes on the dividends and distributions they receive from the Fund, whether received in cash or in additional shares of the Fund, and on gains realized upon redemption of their shares.

Following each calendar year, each stockholder will receive information for tax purposes on the dividends and capital gains distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income. Any distribution designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the stockholder's holding period. The Internal Revenue Service requires backup withholding of federal income tax of 31% of the gross amount of ordinary dividends, capital gain dividends, and redemption proceeds paid or credited to stockholders who do not furnish a valid social security or taxpayer identification number.

REDEMPTIONS

Redemptions of shares will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. Gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

STATE AND LOCAL TAXES

The Fund is organized as a Maryland corporation and, except for some small amounts of taxes based on share capital, the Fund will not be subject to Maryland income taxes to the extent that it is not subject to federal income taxes. Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently from federal income taxes thereon.

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YIELD

YIELD AND CURRENT RETURN

In accordance with SEC regulations, the Fund may include its current yield and/or average annual total return in advertisements or information furnished to stockholders or potential investors.

YIELD AND TOTAL RETURN CALCULATION

The Fund's yield is calculated in accordance with the SEC's standardized yield formula. In it, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semi-annually compounded yield based on the net asset value of a share assuming a standardized 360 day year.

The Fund's average annual total return for any time period is calculated by assuming an investment at the beginning of the measurement period at the net asset value. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return.

The Fund may also advertise total return which is calculated differently from "average annual total return" (a "non-standardized quotation"). A nonstandardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

Yield and current return will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Fund with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See the Statement of Additional Information "Yield and Total Return Calculation."

The Fund's dividends vary with fluctuations in the income earned on its portfolio securities and in its expenses while its net asset value varies with realized and unrealized gains and losses on its portfolio securities to the extent not reflected in dividends. Consequently, any given current distribution yield quotation should not be considered representative of what the distribution yield may be for any specified period in the future. Distribution yield quotations may not necessarily be useful in comparing an investment in the Fund with investment alternatives that provide a fixed rate of interest, that are insured or guaranteed or that compute yield or return on a different basis.

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MANAGEMENT OF THE FUND

DIRECTORS

The business and affairs of the Fund are managed under the direction of its Board of Directors.

MANAGER

The manager to the Fund is Nuveen Advisory Corp. (the "Manager"), whose principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. The Manager serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The Fund's Board of Directors oversees the activities of the Manager, which also include managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, the Manager is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approximately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Admiral Funds, was merged with the Manager.

Pursuant to the terms of an Assumption and Assignment Agreement, dated January 1, 1997 (the "Agreement"), the Manager, subject to the general supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages the Fund including general supervision of the purchase and sale of securities, and provides supervisory and corporate administrative services to the Fund. In this regard, it is the responsibility of the Manager to assure compliance with applicable law and the Fund's policies and to perform, or supervise the performance of, administrative services in connection with the Fund including:
(i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custodian, State Street Bank and Trust Company.

As compensation for the services rendered by the Manager under the Management Agreement, the Fund will pay the Manager a fee, computed daily and payable monthly, at an annual rate of .74% of the Fund's average daily net assets. Of this amount, the Manager will pay the Investment Adviser, pursuant to an Investment Advisory Agreement, .55% of the Fund's average daily net assets (see below). For the fiscal year ended June 30, 1997, the total expenses of the Fund and the fee paid to the Manager, expressed as a percentage of average net assets on an annualized basis, were 1.09% and .74%, respectively.

The Fund has adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

INVESTMENT ADVISER

The investment adviser to the Fund is James Investment Research, Inc. (the "Adviser"), whose principal business address is P.O. Box 8, Alpha, Ohio 45301. The Adviser is owned by Frank James, Ph.D., who established it in 1972. The Adviser provides advice to institutional as well as individual clients, including NYSE listed corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals.

Pursuant to an Investment Advisory Agreement among the Adviser, Flagship Financial Inc. and the Fund dated May 30, 1991, and pursuant to an agreement dated January 1, 1997 in which the Manager assumed the rights and obligations of Flagship Financial Inc. and Flagship Financial Inc. assigned its rights and obligations to the Manager, the Adviser has complete investment discretion with respect to making the Fund investments subject to the general supervision of the Board of Directors and the authority of the Manager to assure compliance by the Adviser with applicable law and the Fund's investment objectives and policies. Investment decisions are made by a team of portfolio managers, each of whom has been employed by the Adviser for more than five years.

As compensation for the services rendered by the Adviser under the Advisory Agreement, the Manager will pay the Adviser a fee, computed daily and payable monthly, at an annual rate of .55% of the Fund's average daily net assets. For the fiscal year ended June 30, 1997, the fee paid to the Investment Adviser was
 .55% of average net assets on an annualized basis. The Advisory Agreement may be terminated on 60 days notice without penalty by either the Fund, the Manager or the Adviser provided that the Manager may only terminate the Advisory Agreement with the concurrence of a majority of the Board of Directors, including a majority of the independent Directors.

The Adviser may allocate brokerage in a manner that takes account of the sale of Fund shares.

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DISTRIBUTOR

The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with John Nuveen & Co. Incorporated (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and Distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for customers of Citizens Federal, who are stockholders of the Fund, but such fees shall not, when aggregated with other expenses reimbursed to the Distributor in accordance with the Plan, exceed the maximum 12b-1 fee set forth in the table on page 2 of this Prospectus. The Fund's 12b-1 plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and stockholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund. The Distributor has voluntarily waived any portion of its normally retained 12b-1 fee with regard to its service agreement with Citizens Federal and limited its payments to $500 per month plus reimbursement of expenses and 12b-1 fees with regard to selling agreements with broker-dealers affiliated with Citizens Federal until notice to and approval by the Fund's Board of Directors is obtained for increased payments.

The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets represented by such person's customers. The Board of Directors may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. For the fiscal year ended June 30, 1997, the Fund paid $423,778 under the Plan and related agreements (the Distributor permanently waived $252,756 for the same period).

Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers pursuant to state law.

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MULTIPLE CLASS DISTRIBUTION

The SEC has adopted rules which permit funds to issue multiple classes of shares and impose deferred sales charges. The Corporation has adopted a plan pursuant to such rules permitting each of the Corporation's series to offer multiple classes of shares consistent with such rules.

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DESCRIPTION OF SHARES

The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund.

The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, which are divided into five (5) portfolio classes; namely, the Flagship Utility Income Fund Portfolio Stock, The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock, the Flagship Short Term U.S. Government Fund Portfolio Stock, the Flagship Limited Term U.S. Government Fund Portfolio Stock and the Flagship Intermediate U.S. Government Fund Portfolio Stock.

The Flagship Utility Income Fund Portfolio Stock consists of 200,000,000 shares, which are divided into five (5) subclasses, designated respectively as the Flagship Utility Income Fund Portfolio Stock, consisting of 3,500,000 shares, and the Flagship Utility Income Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 49,125,000 shares. The Golden Rainbow - A James Advised Mutual Fund Portfolio Stock consists of 100,000,00 shares which are divided into five
(5) subclasses, designated respectively as The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock, consisting of 15,000,000 shares, and The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 21,250,000 shares. The Flagship Short Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are designated as the Flagship Short Term U.S. Government Fund Portfolio Stock. The Flagship Limited Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Limited Term U.S. Government Fund Portfolio Stock, consisting of 2,000,000 shares and the Flagship Limited Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. The Flagship Intermediate U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Intermediate Term U.S. Government Fund Portfolio Stock consisting of 2,000,000 shares and the Flagship Intermediate Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares.

The Flagship Utility Income Fund is offered through a separate prospectus. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold annual meetings of stockholders, it will abide by section 16 (c) of the 1940 Act which provides certain rights to stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, as set forth under "How to Redeem." There are no conversion, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when issued will be fully paid and nonassessable by the Fund.

Almost all of the Fund's shares are owned by Citizens Federal Bank, F.S.B., Dayton, Ohio acting as either trustee, investment agent, or custodian for its clients. While Citizens Federal has the legal right in certain situations to vote on behalf of its clients, it is anticipated that Citizens Federal will contact its clients and vote in accordance with their preferences.

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CUSTODIAN AND TRANSFER AGENT

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the Fund's assets. The custodian performs custodial, fund accounting, portfolio accounting, shareholder, and transfer agency services.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, is the transfer agent and dividend disbursing agent for the Fund. It also maintains the accounting records, determines the net asset value, and performs other stockholder services for the Fund.

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COUNSEL AND AUDITORS

Fried, Frank, Harris, Shriver & Jacobson, counsel to the Corporation, passes upon legal matters for the Corporation. Arthur Andersen LLP, independent auditors, are auditors of the Corporation effective July 1, 1997.

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ADDITIONAL INFORMATION

The Fund issues to its stockholders semiannual reports containing unaudited financial statements for the Fund and annual reports containing audited financial statements approved annually by the Board of Directors. The words

"A James Advised Mutual Fund' are used under revocable license from James Investment Research, Inc. The Fund's license to use the James language will terminate if the Adviser ceases to be Adviser to the Fund.

This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND OR BY THE DISTRIBUTOR IN ANY STATE IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

The symbol sm indicates a service mark of the Manager.

GOLDEN RAINBOW FUND APPLICATION FORM


 PLEASE PRINT OR TYPE ALL INFORMATION     PLEASE MAIL THIS APPLICATION AND
                                          YOUR CHECK TO:

 NOTE: YOU MUST COMPLETE SECTIONS 1,      Boston Financial
 2, 3, 4, 5 AND SIGN THE SIGNATURE        Attn.: Golden Rainbow Fund
 LINE. YOUR SIGNATURE IS REQUIRED FOR     P.O. Box 8509
 PROCESSING. COMPLETE SECTIONS 7, 8,      Boston, MA 02266-8509
 9, 10 AND 11 FOR OPTIONAL SERVICES.


1. YOUR ACCOUNT REGISTRATION

 Please check only ONE registration type:
 OWNER NAME(S) (FIRST, MIDDLE INITIAL (IF USED), LAST)
 [_] INDIVIDUAL OR JOINT ACCOUNT*

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 *Joint tenants with rights of survivorship unless tenancy in common is indicated
 [_] OTHER ENTITY

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 [_] UNIFORM GIFT TO MINORS                  Minor's state of residence

 ------------------------------------------------------------------------------
 Minor's Name (One name only)

 ------------------------------------------------------------------------------
 Custodian Name (One name only)

2. YOUR MAILING ADDRESS


 ------------------------------------------------------------------------------
 Street or P.O. Box                       Suite or Apt. Number

 ------------------------------------------------------------------------------
 City

 ---   --------    ------
 State Zip Code
 (  )   -            (  )   -
 ------------------------------------------------------------------------------
 Daytime Phone       Evening Phone
 [_] U.S. CITIZEN OR  [_] OTHER (specify) ______________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

 For Individual or Joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

 --- -- ----
 Social Security number

 --- ---------------
 Tax ID Number

4. YOUR INITIAL INVESTMENT

 I want to invest this amount*:
 $ ___________
 *Minimum of $5,000.

 Attach check payable to THE GOLDEN RAINBOW

5. DIVIDEND/DISTRIBUTION OPTIONS
 If no option is selected, all distributions will be reinvested.
 [_] Reinvest dividends and capital gains.
 [_] Pay dividends in cash, reinvest capital gains.
 [_] Pay dividends and capital gains in cash.
 [_] Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).
 [_] Send my distributions to the address listed below.

 ------------------------------------------------------------------------------
 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 ---   --------    ------
 State Zip Code

6. DEALER AUTHORIZATION
 We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

 ------------------------------------------------------------------------------
 Investment Firm

 ------------------------------------------------------------------------------
 Investment Professional's Name                    Rep #

 ------------------------------------------------------------------------------
 Branch Address                                    Branch #

 ------------------------------------------------------------------------------
 City

 ---   --------     ------
 State Zip Code

 (  )    -
 ------------------------------------------------------------------------------
 Investment Professional's Phone Number
 X
 ------------------------------------------------------------------------------
 Signature of Investment Professional

7. LETTER OF INTENT (Retail Shares only)
 I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:
    [_] $50,000
    [_] $100,000
    [_] $250,000
    [_] $500,000
    [_] $1,000,000

8. AUTOMATIC INVESTMENT PLAN
 Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Flagship Fund. Attached is a VOIDED check from that account.
 Date for Investment            (Between 5th and 28th only)
                     ---

 $
 -----------------   Month to Begin Plan ______________________________________
 Amount ($100 Minimum)

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account  #

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 ---   --------   ------
 State Zip Code
 X
 ------------------------------------------------------------------------------
 Signature of Depositor                         Date
 X
 ------------------------------------------------------------------------------
 Signature of Joint Depositor                   Date

9. SYSTEMATIC WITHDRAWAL PLAN

 A minimum $10,000 balance is required.
 BANK ACCOUNT CREDIT
 Please redeem $_________ from my account and credit my bank account as indi-cated in the banking information section below.
 Month first credit is to be made: ____________________________________________

 Day of the month that I wish the credit to be made:____
 (Between the 5th and 28th only.)
 Please credit my account for each month I have selected.

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

 CHECK
 Please redeem $___________ from my account on or about the 31st of each month as selected above.
 Month first credit is to be sent: ____________________________________________
 Send checks to: [_] Address on account
                 [_] Special address (complete below)

 ------------------------------------------------------------------------------
 Payee

 ------------------------------------------------------------------------------
 Street

 ------------------------------------------------------------------------------
 City

 ---   --------   ------
 State Zip Code

10. TELEPHONE REDEMPTION

 I/we hereby authorize the Fund to implement the following telephone redemption requests (under $50,000 only) without signature verification to the registered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account #

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 ---   -------    ------
 State Zip Code

 [_] I do not authorize redemption by telephone.

11. INTERESTED PARTY MAIL
 [_] Send duplicate confirmation statements to the interested party listed below.

 ------------------------------------------------------------------------------
 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 ---   --------   ------
 State Zip Code

SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a current Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transactions authorized by telephone against any claim, loss, expense or damage, including reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
 1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.
 2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.
NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
THANK YOU FOR YOUR INVESTMENT IN THE FUND. YOU WILL RECEIVE A CONFIRMATION STATEMENT SHORTLY.

                          FLAGSHIP ADMIRAL FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                          DATED OCTOBER 29, 1997

              333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606

             THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND SERIES

  This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus for The Golden Rainbow A James Advised Mutual Fund, a copy of which may be obtained without charge by written request to: Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by telephone (toll free) at: (800) 225-8530.

  This Statement of Additional Information relates to The Golden Rainbow A James Advised Mutual Fund Prospectus dated October 29, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................    2
Shares of the Fund.........................................................    9
Officers, Directors and Stockholders.......................................   11
Investment Advisory Services...............................................   14
Taxes......................................................................   15
Yield and Total Return Calculation.........................................   16
Distributions..............................................................   17
Distributor................................................................   17
Custodian and Transfer Agent...............................................   18
Auditors...................................................................   19
Portfolio Transactions.....................................................   19
Purchase, Redemption and Pricing of Shares.................................   20
Other Information..........................................................   20
Financial Statements.......................................................  F-1
Appendix I--Description of Securities Ratings..............................  I-1
Appendix II--Description of Hedging Techniques............................. II-1

                      INVESTMENT OBJECTIVES AND POLICIES

  Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Golden Rainbow A James Advised Mutual Fund ("GR Fund") has adopted the following investment restrictions (which supplement the matters described under "The Fund and Its Objective" in the GR Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The GR Fund may not:

  (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

  (2) Make loans, except to the extent the purchase of debt obligations (including repurchase agreements and convertible securities) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;

  (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary basis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 33 1/3% of the Portfolio's total net assets including all outstanding borrowings immediately after the time the latest such borrowing is made, plus amounts not exceeding 5% borrowed to settle securities trades;

  (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

  (5) Mortgage, pledge or hypothecate any assets except in an amount up to 33 1/3% of the value of the Portfolio's total assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

  (6) Purchase or sell real estate, real estate whole mortgage loans or real estate investment trust securities (excluding securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein), oil and gas interests or, except for bona fide hedging purposes, commodities or commodity contracts.

  (7) Acquire securities of other investment companies (other than in connection with the acquisitions of such companies) other than as permitted by applicable law.

  (8) Act as an underwriter of securities or invest more than 10% of the Portfolio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

  (9) Purchase securities on margin, make short sales of securities or maintain a net short position.

  In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the GR Fund has determined that it will not invest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.

  The Fund places no restrictions on portfolio turnover except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code.

  Repurchase Agreements. The GR Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, under which it may acquire securities and agree to resell the securities to the other party at an agreed upon time and at an agreed upon price. The GR Fund would accrue as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the GR Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The GR Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government securities or broker-dealers registered with the SEC. The underlying securities will only consist of U.S. Government or Government Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating the security may result in a loss.

  Leverage. The GR Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the GR Fund were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the investment performance of such additional investments failed to cover their cost (including interest cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "leverage."

  The 1940 Act limits the amount of money a fund may borrow to 33 1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made. If the GR Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement for any reason, the GR Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.

  "When Issued" Transactions. The Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

  Diversification. As a diversified fund, the GR Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the GR Fund's total assets may be invested without regard to such 5% and 10% limitations.

  Hedging Transactions. The GR Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the GR Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the GR Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the GR Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the GR Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the GR Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The GR Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the GR Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the GR Fund can realize on its investments or cause the GR Fund to hold a security it might otherwise sell. The use of currency transactions can result in the GR Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the GR Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the GR Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the counter options may have no markets. As a result, in certain markets, the GR Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

  General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of GR Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the GR Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the GR Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The GR Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the GR Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The GR Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The GR Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the GR Fund to require the Counterparty to sell the option back to the GR Fund at a formula price within seven days. The GR Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the GR Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the GR Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The GR Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group(R) ("S&P") or "P-1" from Moody's Investor Service, Inc. ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by the GR Fund, and portfolios securities "covering" the amount of the GR Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the GR Fund's limitation on investing no more than 10% of its assets in illiquid securities.

  If the GR Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the GR Fund's income. The sale of put options can also provide income.

  The GR Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the GR Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the GR Fund will receive the option premium to help protect it against loss, a call sold by the GR Fund exposes the GR Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the GR Fund to hold a security or instrument which it might otherwise have sold.

  The GR Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The GR Fund will not sell put options if, as a result, more than 50% of the GR Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the GR Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  General Characteristics of Futures. The GR Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the GR Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The GR Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the GR Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the GR Fund. If the GR Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The GR Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the GR Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  Options on Securities Indices and Other Financial Indices. The GR Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  Currency Transactions. The GR Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The GR Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The GR Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the GR Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The GR Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currently other than with respect to proxy hedging as described below.

  The GR Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the GR Fund has or in which the GR Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the GR Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the GR Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the GR Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the GR Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the GR Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the GR Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the GR Fund is engaging in proxy hedging. If the GR Fund enters into a currency hedging transaction, the GR Fund will comply with the asset segregation requirements described below.

  Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the GR Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  Combined Transactions. The GR Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the GR Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  Swaps, Caps, Floors and Collars. Among the Hedging Transactions into which the GR Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The GR Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the GR Fund anticipates purchasing at a later date. The GR Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the GR Fund may be obligated to pay. Interest rate swaps involve the exchange by the GR Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The GR Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the GR Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the GR Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The GR Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the GR Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  Eurodollar Instruments. The GR Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The GR Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

  Risks of Hedging Transactions Outside the United States. When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the GR Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  Use of Segregated and Other Special Accounts. Many Hedging Transactions, in addition to other requirements, require that the GR Fund segregate liquid high grade assets with its custodian to the extent GR Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the GR Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the GR Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the GR Fund on an index will require the GR Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the GR Fund requires the GR Fund to segregate liquid, high grade assets equal to the exercise price.

  Except when the GR Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the GR Fund to buy or sell currency will generally require the GR Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the GR Fund's obligations or to segregate liquid high grade assets equal to the amount of the GR Fund's obligation.

  OTC options entered into by the GR Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the GR Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the GR Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the GR Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the GR Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the GR Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the GR Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the GR Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the GR Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the GR Fund's net obligation, if any.

  Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The GR Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the GR Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the GR Fund. Moreover, instead of segregating assets if the GR Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                              SHARES OF THE FUND

  Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A Shares. Other classes of shares are not presently available, but may be offered in the future. The Fund is authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

  1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongoing distribution fee of 0.40% (see "Distributor" in the Prospectus). Purchasers of Class A Shares may be entitled to a reduced sales charge through a Letter of Intent (see "Letter of Intent" in the Prospectus) even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" in the Prospectus). The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased.

  2. Class B Shares. Class B Shares are sold at net asset value without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution and services fee of 0.95% (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

  Class B Shares automatically convert into Class A Shares after 8 years after the end of the month in which a stockholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.

  For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

  The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

  3. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSC if they are redeemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution and services fee of 0.95% (see "Distributor" in the Prospectus). The Class C Shares have no conversion rights.

  The CDSC will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSC will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and
(iii) when Class B or Class C Shares are exchanged for Class B or Class C Shares of other Flagship funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" in the Prospectus). In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

  4. Class R Shares. You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund, bona fide, full-time and retired employees of Nuveen and James Investment Research, Inc. and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate John Nuveen & Co. Incorporated (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS


  The management of the Corporation, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Directors. The Corporation currently has eight directors, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Corporation and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Corporation indicated by an asterisk.

                              POSITIONS
                             AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------             ----------------------
Timothy R.              48  Chairman and  Chairman since July 1, 1996 of The John
 Schwertfeger*               Director      Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                     Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                         Nuveen Institutional Advisory Corp.; prior
                                           thereto Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. (since October 1992) and Nuveen
                                           Institutional Advisory Corp. (since October
                                           1992).
Anthony T. Dean*        52  President and President since July 1, 1996 of The John
 333 West Wacker Drive       Director      Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                         Incorporated, Nuveen Advisory Corp. and
                                           Nuveen Institutional Advisory Corp.; prior
                                           thereto, Executive Vice President and
                                           Director of The John Nuveen Company, John
                                           Nuveen & Co. Incorporated, Nuveen Advisory
                                           Corp. (since October 1992) and Nuveen
                                           Institutional Advisory Corp. (since October
                                           1992).

                              POSITIONS
                             AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------              ----------------------
Robert P. Bremner       56  Director       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       63  Director       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                        President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    64  Director       President and Chief Executive Officer of
 3 West 29th Street                         Blanton-Peale Institute of Religion and
 New York, NY 10001                         Health.
Peter R. Sawers         64  Director       Adjunct Professor of Business and Economics,
 22 The Landmark                            University of Dubuque, Iowa; Adjunct
 Northfield, IL 60093                       Professor, Lake Forest Graduate School of
                                            Management, Lake Forest, Illinois;
                                            Chartered Financial Analyst; Certified
                                            Management Consultant.
William J. Schneider    53  Director       Senior Partner, Miller-Valentine Partners,
 4000 Miller-Valentine                      Vice President, Miller-Valentine Group.
 Ct.
 P.O. Box 744
 Dayton, OH 45401
Judith M. Stockdale     49  Director       Executive Director, Gaylord and Dorothy
 35 E. Wacker Drive                         Donnelley Foundation (since 1994); prior
 Suite 2600                                 thereto, Executive Director, Great Lakes
 Chicago, IL 60601                          Protection Fund (from 1990 to 1994).
Bruce P. Bedford        57  Executive Vice Executive Vice President of John Nuveen &
 333 West Wacker Drive       President      Co. Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                          Nuveen Institutional Advisory Corp. (since
                                            January 1997); prior thereto, Chairman and
                                            CEO of Flagship Resources Inc. and Flagship
                                            Financial Inc. and the Flagship funds.
Michael S. Davern       40  Vice President Vice President of Nuveen Advisory Corp.
 One South Main Street                      (since January 1997); prior thereto, Vice
 Dayton, OH 45402                           President and Portfolio Manager of Flagship
                                            Financial.
William M. Fitzgerald   33  Vice President Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive                      (since December 1995); Assistant Vice
 Chicago, IL 60606                          President of Nuveen Advisory Corp. (from
                                            September 1992 to December 1995), prior
                                            thereto, Assistant Portfolio Manager of
                                            Nuveen Advisory Corp.
Kathleen M. Flanagan    50  Vice President Vice President of John Nuveen & Co.
 333 West Wacker Drive                      Incorporated, Vice President (since June
 Chicago, IL 60606                          1996) of Nuveen Advisory Corp. and Nuveen
                                            Institutional Advisory Corp.
J. Thomas Futrell       42  Vice President Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive
 Chicago, IL 60606
Richard A. Huber        34  Vice President Vice President of Nuveen Advisory Corp.
 One South Main Street                      (since January 1997); prior thereto, Vice
 Dayton, OH 45402                           President and Portfolio Manager of Flagship
                                            Financial.
Steven J. Krupa         39  Vice President Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive
 Chicago, IL 60606
Anna R. Kucinskis       51  Vice President Vice President of John Nuveen & Co.
 333 West Wacker Drive                      Incorporated.
 Chicago, IL 60606

                        POSITIONS
                       AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Larry W. Martin   46  Vice President Vice President, Assistant Secretary and
 333 West                             Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President (since May
 Chicago, IL                          1993) and Assistant Secretary of Nuveen
 60606                                Advisory Corp.; Vice President (since May
                                      1993) and Assistant Secretary of Nuveen
                                      Institutional Advisory Corp.; Assistant
                                      Secretary of The John Nuveen Company (since
                                      February 1993).
Edward F.         32  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 One South Main                       December 1993) of Nuveen Advisory Corp.,
 Street Dayton,                       portfolio manager prior thereto; Vice
 OH 45402                             President (since September 1996),
                                      previously Assistant Vice President (since
                                      May 1995) of Nuveen Institutional Advisory
                                      Corp., portfolio manager prior thereto.
Walter K.         48  Vice President Vice President of Nuveen Advisory Corp.
 Parker                               (since January 1997); prior thereto, Vice
 One South Main                       President and Portfolio Manager (since July
 Street                               1994) of Flagship Financial; Portfolio
 Dayton, OH                           Manager and CIO Trust Investor (between
 45402                                1983 and June 1994) for PNC Bank.
O. Walter         58  Vice President Vice President and Controller of The John
 Renfftlen                            Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Thomas C.         46  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        63  Vice President Vice President and Treasurer of The John
 Stabenow                             Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Jan E.            41  Vice President Vice President of Nuveen Advisory Corp.
 Terbrueggen                          (since January 1997); prior thereto, Vice
 One South Main                       President and Portfolio Manager of Flagship
 Street                               Financial.
 Dayton, OH
 45402
Gifford R.        41  Vice President Vice President, Assistant Secretary and
 Zimmerman             and Assistant  Associate General Counsel formerly
 333 West              Secretary      Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President (since May
 Chicago, IL                          1993) and Assistant Secretary of Nuveen
 60606                                Advisory Corp.; Vice President (since May
                                      1993) and Assistant Secretary of Nuveen
                                      Institutional Advisory Corp; Assistant
                                      Secretary of The John Nuveen Company (since
                                      May 1994).

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

  The directors of the Corporation are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Corporation to each of the directors of the Corporation and the total compensation paid to each director during the fiscal year ended June 30, 1997. The Corporation has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Corporation. Directors Brown, Impellizzeri, Rosenheim and Sawers became directors of this Corporation on January 30, 1997.

                                                  AGGREGATE          TOTAL
                                                 COMPENSATION    COMPENSATION
                                                 FROM THE TWO  FROM CORPORATION
                                                SERIES OF THIS AND FUND COMPLEX
      NAME OF DIRECTOR                           CORPORATION   PAID TO DIRECTORS
      ----------------                          -------------- -----------------
      Robert P. Bremner........................     $3,936(1)       $25,333(1)
      Lawrence H. Brown........................     $  192          $59,500
      Joseph F. Castellano.....................     $3,750          $17,000(1)
      Anne E. Impellizzeri.....................     $  192          $59,500
      Paul F. Nezi.............................     $3,750          $17,000(1)
      Margaret K. Rosenheim....................     $  209          $67,582(2)
      Peter R. Sawers..........................     $  192          $59,500
      William J. Schneider.....................     $3,936(1)       $26,333(1)
      Judith M. Stockdale......................     $    0(3)       $     0(3)

--------

(1) Includes compensation received as a trustee of the Flagship Funds, for the period July 1, 1996 to January 31, 1997.

(2) Includes $1,582 in interest accrued on deferred compensation from prior years; former director, retired July 1997

(3) Elected to the Board in July 1997.

  Each director who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Corporation requires no employees other than its officers, all of whom are compensated by Nuveen.

  As of October 2, 1997, to the knowledge of management, the following stockholder held of record more than 5% of the GR Fund: Citizens Federal Bank, F.S.B. ("Citizens Federal"), One Citizens Federal Centre, Dayton, Ohio, 45402, 89%. All Directors and officers as a group own less than 1% of the outstanding shares as of the above date.

  The GR Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

  As stated in the GR Fund Prospectus, Nuveen Advisory Corp. acts as the manager (the "Manager") to the GR Fund pursuant to a Management Agreement (the "Management Agreement"), and James Investment Research, Inc. acts as investment adviser (the "Adviser") pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement provides for indemnification of the Manager by the Fund unless the Manager acted with gross negligence, willful misfeasance, reckless disregard of the duties of its position or with bad faith.

  See "MANAGEMENT OF THE FUND--Manager and Investment Adviser" in the Prospectus for a description of the Manager's and Adviser's duties. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Manager also has authority to require compliance with applicable law by the Adviser and assure itself of such compliance. The Adviser has discretion to make all GR Fund investments. For the three fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, respectively, the GR Fund paid $1,396,526, $1,434,522, and $1,252,243 to the Manager pursuant to its Management Agreement of which $1,037,959, $1,066,199, and $930,721, respectively, were paid to the Adviser pursuant to its Investment Advisory Agreement. The GR Fund's accounting records are maintained, at the Fund's expense, by its Custodian, The Chase Manhattan Bank.

  The Management Agreement and the Investment Advisory Agreement will each terminate automatically upon assignment and continuance must be approved annually by the Fund's Board of Directors of a majority of the Fund's outstanding voting shares and in either case, by a majority of the Fund's independent directors. The Management Agreement is terminable at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Fund, and the Advisory Agreement is terminable by either the Board of Directors (including a majority of the disinterested Directors), the stockholders, or the Manager (with the concurrence of a majority of the Board of Directors including a majority of the disinterested Directors) on the one hand and the Adviser on the other, each by 60 days' notice to the other.

  The Manager and Adviser have agreed that in the event the operating expenses of the GR Fund (including fees paid to the Manager and the Adviser and payments to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the Advisory Agreement is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, or the amount provided in the Fees and Expenses in the Prospectus, the Adviser will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess. As of the date of this Prospectus, under the most restrictive state regulations applicable, the Adviser would be required to reimburse the Fund such operating expenses exceeding 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets. The Manager and the Adviser believe that such operating expenses will be less than such amounts. Pursuant to an arrangement among the Adviser, the Manager and Citizens Federal, to the extent that the Adviser reduces its fee or reimburses the Fund pursuant to the Investment Advisory Agreement, the Adviser will be partially reimbursed by the Manager and Citizens Federal.

  Under their agreements with the Fund, the Manager and the Adviser will be indemnified by the Fund for any actions taken unless such person acted with gross negligence, willful misfeasance, reckless disregard of the duties of its position or with bad faith. In addition, under the Investment Advisory Agreement, the Manager and Adviser cross-indemnify each other.

  Securities held by the Fund may also be held by, or be appropriate investments for, other investment advisory clients of the Manager, the Adviser and their affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of such securities.

                                     TAXES

  References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is supplementary.

TAXATION OF THE FUND

  Each Portfolio of the Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months (this requirement applies only to taxable years beginning on or before August 5, 1997); and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

  If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the investment company taxable income (not including net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain, and would designate to stockholders the undistributed capital gain. Stockholders would include as long-term capital gain income such undistributed net capital gain, and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

  The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of the GR Fund's average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the GR Fund, the maximum amount payable to any recipient is .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets of the Fund represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time and has reduced them for the GR Fund. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by the GR Fund will be borne by such persons without any reimbursement from the GR Fund. As detailed in the charter below, under its Plan and related agreements, the GR Fund paid the amounts shown. Amounts permanently waived for the same periods are also shown.

  Any dividends or distributions paid shortly after the purchase of shares of the GR Fund by an investor may have the effect of reducing the per share value of the shares owned by the investor by the per share amount of the dividends or distributions. Furthermore, such dividends and distributions, although in effect a return of capital, are subject to income taxes.

  In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

  Stockholders of the GR Fund will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of the GR Fund. The price of the additional shares is determined as of the record date for the dividend payment.

  The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions, such transactions might change in the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

  Dividend and interest income from non-U.S. equity and debt securities may be subject to a withholding tax imposed by the country in which the issuer is located. Since the GR Fund anticipates that no more than 30% of the value of its total assets will consist of non-U.S. equity and debt securities, stockholders are not expected to be eligible for a pass-through of the foreign taxes paid by the GR Fund.

                      YIELD AND TOTAL RETURN CALCULATION

  In accordance with SEC regulations, the GR Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated in accordance with the SEC's standardized yield formula. In it, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.

  The GR Fund may also advertise total return which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return will always be accompanied by the "average annual total return." Average annual total return for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return. The GR Fund may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Growth and Income," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Equity" or "Equity-Asset Allocation"; or Morningstar, Inc.'s Mutual Fund Values.

  Current yield and total return will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the GR Fund with those of other investment vehicles.

  Yield and Total Return Calculation as of June 30, 1997:

                         AVERAGE ANNUAL TOTAL RETURN
                     -----------------------------------------------------
   CURRENT                                                   SINCE
30- DAY YIELD        1 YEAR             5 YEAR             INCEPTION             INCEPTION DATE
-------------        ------             ------             ---------             --------------
    3.52%            11.63%             10.25%              10.53%                July 1, 1991

                                 DISTRIBUTIONS

  The GR Fund normally will distribute substantially all of its net investment income to stockholders in the form of dividends to be paid quarterly as determined by the Board of Directors. Such dividends are taxable whether paid in cash or additional shares of the GR Fund. The Board presently intends to declare distributions from net realized capital gain, if any, at least annually at the end of each year.

                                  DISTRIBUTOR

  As stated in the Prospectus, John Nuveen & Co. Incorporated acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement dated January 1, 1997, for the GR Fund. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. The Distribution Agreement must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of a Portfolio's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Fund.

  Pursuant to Rule 12b-1 under the 1940 Act, the GR Fund has adopted a plan (the "Plan") which permits the GR Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the GR Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the GR Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the GR Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decisions shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the GR Fund: advertising the GR Fund or the GR Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the GR Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the GR Fund's Manager and its personnel or any of them for providing services to stockholders of the GR Fund relating to their investment in the GR Fund, including assistance in connection with inquiries relating to stockholders accounts; the production and dissemination of prospectuses including statements of additional information) of the GR Fund and the preparation, production and dissemination of sales, marketing and stockholders servicing materials; and the ordinary or capital expenses, such as equipment, rent fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors. Pursuant to the Plan, the GR Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the GR Fund. Citizens Federal Trust Department is such a non-broker-dealer who has entered into a service agreement with the GR Fund.

  The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of the GR Fund's average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the GR Fund, the maximum amount payable to any recipient is .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets of the Fund represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time and has reduced them for the GR Fund. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by the GR Fund will be borne by such persons without any reimbursement from the GR Fund. As detailed in the charter below, under its Plan and related agreements, the GR Fund paid the amounts shown. Amounts permanently waived for the same periods are also shown.

 FISCAL YEAR      AMOUNT PAID        AMOUNT PERMANENTLY
ENDED JUNE 30    TO DISTRIBUTOR     WAIVED BY DISTRIBUTOR
-------------    --------------     ---------------------
    1993            $218,962              $371,378
    1994             224,637               551,045
    1995             321,321               433,700
    1996             385,785               388,483
    1997             423,778               252,756

These amounts are summarized below as to purpose:

 FISCAL YEAR      COMPENSATION          ADVERTISING &
ENDED JUNE 30      TO BROKERS            PROMOTIONS           OVERHEAD      TOTAL
-------------    --------------     ---------------------     --------     --------
    1993            $139,804              $ 73,158            $ 6,000      $218,962
    1994             170,065                54,572                -0-       224,637
    1995             157,167               148,784             15,370       321,321
    1996             326,228                59,557                -0-       385,785
    1997*            174,088                42,284              3,000       219,372

--------

   *Amounts represent the period from July 1, 1996 through December 31, 1996.

  The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements and by the stockholders on June 4, 1992. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

  In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the directors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

                         CUSTODIAN AND TRANSFER AGENT

  The custodian for the GR Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004.

  The transfer agent and dividend disbursing agent for the GR Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106.

                                   AUDITORS

  Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, are the independent auditors for the GR Fund effective July 1, 1997.

                            PORTFOLIO TRANSACTIONS

  Subject to policy established by the Fund's Board of Directors, the Adviser is primarily responsible for making investment decisions for the GR Fund. In placing orders, it is the policy of the Fund that the Adviser obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Adviser seeks reasonably competitive prices or commissions, the Fund will not necessarily always be paying the lowest price or commission available. The Adviser does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental investment research to the Fund or the Adviser may receive orders for transactions by the Fund. In addition, the Adviser may direct brokerage to brokers or dealers because of research services provided. Such information may be used by other clients of the Adviser and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All research shall be paid for in compliance with
Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1997, the GR Fund paid $137,461 in brokerage commissions and made no payments to brokers in respect to sales of GR Fund shares. The GR Fund expects to purchase equity securities traded on the New York Stock Exchange and elsewhere. Money market securities, bonds and debentures, in which the Adviser may invest a portion of the Fund's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Adviser, on behalf of the Fund, will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The Adviser may also deal with foreign dealers.

  The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by them, and does not reduce its normal research activities in rendering investment advice under its Advisory Agreements. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff. While it is possible that the Adviser might be influenced to direct brokerage to brokers providing research to the Fund, the Fund believes that the requirement to obtain best execution substantially mitigates this risk, and that the benefits are appropriate. During the period from July 1, 1996, to June 30, 1997, the Adviser did not direct any brokerage to brokers providing research and related brokerage services.

  One or more of the other accounts which the Manager or the Adviser manages may own from time to time the same investments as the Fund. Investment decisions are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager or the Adviser, as the case may be, in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Adviser's organizations, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  The various manners in which the shares of the GR Fund are offered to the public or may be redeemed, and the method of calculation by the GR Fund of net asset value per share (which is the offering price of the shares) are described in the GR Fund's Prospectus.

  LETTER OF INTENT (RETAIL SHARES ONLY). A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in Class A Shares of the Fund or in Class A Shares of any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.

                               OTHER INFORMATION

  The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Statements contained in the Prospectus or in the Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contact or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP(R)--A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II. Nature of and provisions of the obligation;

  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

l. Long-term bonds

   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
   AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
   BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Preferred stock rating criteria

  Preferred stock ratings reflect the merits of each issue relative to the universe of preferreds, and not in relation to debt obligations. Since preferred stock is by definition a junior ranking security, preferred stock ratings do not factor in the security's junior position--in a bankruptcy reorganization or liquidation--to a company's debt obligations. However, preferred stock cannot be rated higher than a company's highest-ranking debt obligations because the same basic methodology and ratio norms are used to rate both types of securities.

  The financial analysis performed in conjunction with preferred stock ratings is virtually the same as that used to rate debt. Fixed-charge coverage and capitalization ratios are calculated treating preferred stock obligations as though they were debt. Accordingly, if there is a substantial amount of preferred, the rating on preferred stock could differ greatly from the debt rating; the company has less capacity to pay dividends and debt service than it has to meet debt service alone. The size of the differential is a function of how much preferred is outstanding. (While the gap can be a full rating category or more, a large amount of preferred will drag down the debt rating as well. Even though a company under duress can stop paying the preferred dividends to avoid default, the burden of the preferred increases the risk that the company will face such a financial crisis. The company will pay dividends as long as possible; this can sap its financial strength or siphon off funds that otherwise could be used to protect the firm's competitive position.)

  Preferred stock ratings also consider the vulnerability of the dividend to the firm's discretionary passing on a payment. It is often appropriate to rate preferred stock lower than indicated by pure financial analysis--and well below the debt rating--in the case of speculative grade credits. Such issuers may be expected to eliminate preferred dividends to help avoid financial constraints. Similarly, covenants in debt instruments can endanger payment of preferred dividends even if financial measures indicate a capacity to pay.

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

l. Long-term bonds

  Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

  Baa--Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

  Ba-C--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier l indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Con.--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Preferred Stock

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
   aa  An issue which is rated "aa" is considered a high-grade preferred stock.
       This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
   a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
   baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
   c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of everattaining any real investment standing.

--------
*Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

l. Long-term bonds

 AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

 AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+'.

 A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

 BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

 Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA' category. NR Indicates that Fitch does not rate the specific issue.

 Conditional        A conditional rating is premised on the successful
                    completion of a project or the occurrence of a specific
                    event.

 Suspended          A rating is suspended when Fitch deems the amount of
                    information available from the issuer to be inadequate for rating purposes.

 Withdrawn          A rating will be withdrawn when an issue matures or is
                    called or refinanced, and, at Fitch's discretion, when an
                    issuer fails to furnish proper and timely information.

 FitchAlert         Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated
                    as "Positive," indicating a potential upgrade, "Negative,"
                    for potential downgrade, or "Evolving," where ratings may
                    be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

 Credit Trend       Credit trend indicators show whether credit fundamentals
                    are improving, stable, declining, or uncertain, as follows:
                    Improving (UP)
                    Stable (EVEN)
                    Declining (UP)
                    Uncertain (EVEN)
                    Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than
                    issues placed on FitchAlert.

  DUFF & PHELPS CREDIT RATING SCALE--A brief description of the applicable Duff & Phelps rating symbols and their meanings follows:

 AAA  Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
 AA+  High credit quality. Protection factors are strong. Risk is modest but
 AA   may vary slightly from time to time because of economic conditions.
 AA-
 A+   Protection factors are average but adequate. However, risk factors are
 A    more variable and greater in periods of economic stress.
 A-
 BBB+ Below average protection factors but still considered sufficient for
 BBB  prudent investment. Considerable variability in risk during economic
 BBB- cycles.
 BB+  Below investment grade but deemed likely to meet obligations when due.
 BB   Present or prospective financial protection factors fluctuate according
 BB-  to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
 B+   Below investment grade and possessing risk that obligations will not be
 B    met when due. Financial protection factors will fluctuate widely
 B-   according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
 CCC  Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
      Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
 DD   Defaulted debt obligations, issuer failed to meet scheduled principal and/or interest payments.
 DP   Preferred stock with dividend arrearages.

                                  APPENDIX II

                       DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. When a fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the fund to settle the final determination and the fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. For example, if a fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the fund's portfolio would decline, but the value of the fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by a fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements, the fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. A fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. An index which assigns relative values to the securities included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all such securities included rather than a single security. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Fund may also purchase put or call options on U.S. Government or equity index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No fund will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by such fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which such fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series Board of Directors.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

NUVEEN
Growth and Income
Mutual Funds

October 29, 1997

Prospectus

Designed to provide superior
equity market performance
with less risk


[PHOTO APPEARS HERE]


Utility
Income Fund

                                         Prospectus dated October 29, 1997

                 FLAGSHIP UTILITY INCOME FUND(R)
LOGO

Flagship Utility Income Fund(R) (the "Fund") is a diversified series of Flag-ship Admiral Funds Inc. (the "Corporation"), a series, open-end mutual fund. The Fund seeks to provide current income and long-term growth of income and capital for individual and corporate investors by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective. No assurance can be given that the Fund will achieve its objective. The investment adviser for the Fund is Nuveen Advisory Corp. (the "Manager"), a registered investment ad-viser since 1976.


 TABLE OF CONTENTS               PAGE

 Fees and Expenses........................   2
 Financial Highlights.....................   3
 The Fund and Its Objective...............   4
 Investment Considerations and Risk
  Factors.................................   4
 How to Buy Shares........................   6
 How To Redeem Shares.....................   9
 Exchange and Reinvestment Privilege......  10
 Systematic Withdrawal Plan...............  11
 Direct Deposits..........................  11
 How Fund Shares Are Priced...............  11
 Taxes....................................  11
 Distributions and Yield..................  13
 About the Investment Manager.............  14
 About the Distributor....................  14
 General Information......................  15
 Custodian and Transfer Agent.............  16
 Counsel and Auditors.....................  16
 Additional Information...................  16
 Application..............................  17

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please read and retain it for future reference.

A Statement of Additional Information dated October 29, 1997 containing addi-tional information about the Fund has been filed with the Securities and Ex-change Commission, and is hereby incorporated by reference into this Prospec-tus. A copy of the Statement of Additional Information can be obtained without charge by telephoning the Fund toll free at: 1-800-225-8530.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

 FEES AND EXPENSES


                                            CLASS A  CLASS B   CLASS C    CLASS R
                                            SHARES  SHARES(A)  SHARES    SHARES(A)
----------------------------------------------------------------------------------
   Shareholder Transaction Expenses
    Maximum Front End Sales Charge
    Imposed on Purchase                      4.20%    None      None       None
    Maximum CDSC Imposed on Redemptions      None     5.0%(b)   1.00%(c)   None
    Maximum Sales Charge Imposed on
    Reinvested Dividend                      None     None      None       None
    Redemption Fee                           None     None      None       None
    Exchange Fee                             None     None      None       None
   Annual Fund Operating Expenses As a
   Percentage of Average Net Assets After
   Fee Waiver & Reimbursement Arrangements
    Management Fee
    (See "About the Investment Manager")      .50%     .50%      .50%      .50%
    12b-1 Fee (See "About the Distribu-
    tor")                                     .20%     .95%(d)   .75%(e)   None
    Other Expenses                            .67%     .67%      .67%      .67%
    Total Fund Operating Expenses            1.37%    2.12%     1.92%      1.17%
   Total Fund Operating Expenses Without
    Waiver or Reimbursement                  1.37%    2.12%     1.92%      1.17%

 Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. Class B and Class C Shares are sold without a front-end sales charge but their 12b-1 fees may cause long-term stockholders to pay more than the economic equivalent of the maximum permitted front-end sales charge.

 (a) These amounts are based on estimates.

 (b) No initial sales load; contingent deferred sales charge of 5% declining to 1% in the 6th year if redeemed. Class B expenses in years 9 through 10 are based on Class A expenses, because the shares automatically convert to Class A after 8 years. If you did not redeem, the example of expenses would be $39, $31 and $11 less in years 1, 3 and 5 respectively.

 (c) No initial sales charge; 1% contingent deferred sales charge if redeemed within 1 year of purchase.
 (d) Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee.

 (e) Of this amount, 0.55% is an asset based sales charge and 0.20% is a service fee.

EXAMPLE OF EXPENSES
An investor in the Fund would pay the following dollar amount of expenses on a $1,000 investment assuming: (1) 5% annual return and (2) Redemption at the end of each period.

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------
   Class A Shares         $55                 $84                $114                 $200
   Class B Shares         $61                 $98                $125                 $226
   Class C Shares         $19                 $60                $104                 $224
   Class R Shares         $12                 $37                $ 64                 $142

The preceding fee tables are provided to assist investors in understanding the various costs and expenses which may directly or indirectly be incurred as a result of an investment in the Fund. The rules of the Securities and Exchange Commission ("SEC") require that the Fund's maximum sales charge be reflected in the fee table. As indicated in the expense table, the Fund utilizes a de-clining sales charge for Class A Shares, a contingent deferred sales load
("CDSC") for Class B and Class C Shares and a no-fee, no-charge struc     -
ture for institutional investors for Class R Shares. Class R Shares are sub-ject to a minimum purchase requirement of $1,000,000. Long-term Class B and Class C stockholders could pay more than the economic equivalent of the maxi-mum front-end sales charges for Class A Shares. Class B Shares automatically convert to Class A Shares after eight years. The Fund's 12b-1 plan and manage-ment fee are more fully described herein. These expenses should not be consid-ered a representation of actual past or future expenses, as actual expenses may be greater or less than those shown.
                                    -- 2 --

 FINANCIAL HIGHLIGHTS

The following information for years 1988 and subsequent was derived from fi-nancial highlights audited by Deloitte & Touche LLP, independent auditors. Their report on the financial statements appears in the Statement of Addi-tional Information.

PER SHARE INCOME AND CAPITAL CHANGES

The following table provides per share income and capital changes for a share of capital stock of the Flagship Basic Value Fund outstanding from August 26, 1983 (commencement of operations) to June 30, 1991, and of Class A Shares of the Flagship Utility Income Fund ("Utility Fund") from July 1, 1991 to June 30, 1997, and of Class C Shares of the Utility Fund from July 6, 1993 to June 30, 1997. Class B and Class R Shares were not offered to the public during the fiscal year. On June 4, 1992 the stockholders of the Flagship Basic Value Fund approved a change in the fundamental investment objective and policies of the Fund described in this Prospectus. As a result of the fundamental change in the Fund, the financial information below is primarily of historical value and has only limited relevance to the Fund's current operations and performance as a utility fund. The Fund does not expect portfolio turnover to exceed 100%.

                            INCOME FROM
                       INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
    -------------------------------------------------------------
                                                      -----------------------------------------
                                                 TOTAL
                                                 FROM              DISTRI-
              NET ASSET     NET   NET REALIZED  INVEST- DIVIDENDS  BUTIONS
                VALUE     INVEST- & UNREALIZED   MENT    FROM NET   FROM   RETURNS  TOTAL  NET ASSET
 YEAR ENDED   BEGINNING    MENT    GAINS (LOSS) OPERA-  INVESTMENT CAPITAL   OF    DISTRI- VALUE END   TOTAL
  JUNE 30,    OF PERIOD   INCOME  ON SECURITIES  TIONS    INCOME    GAINS  CAPITAL BUTIONS OF PERIOD RETURN(D)
--------------------------------------------------------------------------------------------------------------
                          RATIOS/SUPPLEMENTAL DATA
    -------------------------------------------------------------
                                                      -----------------------------------------
                                    RATIO OF
                         RATIO OF     NET
                         EXPENSES  INVESTMENT           AVERAGE
              NET ASSETS    TO     INCOME TO             COM-
                END OF    AVERAGE   AVERAGE   PORTFOLIO MISSION
 YEAR ENDED     PERIOD      NET       NET     TURNOVER   RATE
  JUNE 30,     (000'S)   ASSETS(B) ASSETS(B)   RATE(C)  PAID(E)
--------------------------------------------------------------------------------------------------------------
 Class A
 8/26/83(a)-
 12/31/83      $16.67(a)   $.71       ($.44)     $ .27     $.71                     $.71    $16.23     2.72%
 01/01/84-
 06/30/84       16.23       .88        (.97)      (.09)     .88     $.02    $.03     .93     15.21    (1.06)
 1985           15.21      1.67         .81       2.48     1.66                     1.66     16.03    17.23
 1986           16.03      1.40        (.66)       .74     1.37                     1.37     15.40     4.64
 1987           15.40      1.08         .11       1.19     1.09                     1.09     15.50     7.95
 1988           15.50      1.15       (3.12)     (1.97)    1.18                     1.18     12.35   (13.60)
 1989           12.35      1.06       (1.27)      (.21)     .97                      .97     11.17    (1.70)
 1990           11.17       .80        (.50)       .30     1.02                     1.02     10.45     2.56
 1991           10.45       .76        (.88)      (.12)     .82                      .82      9.51    (1.14)
 1992            9.51       .67         .69       1.36      .69                      .69     10.18    14.69
 1993           10.18       .67         .86       1.53      .67                      .67     11.04    15.86
 1994           11.04       .63       (1.34)      (.71)     .64                      .64      9.69    (6.83)
 1995            9.69       .64         .55       1.19      .64                      .64     10.24    12.73
 1996           10.24       .64         .85       1.49      .64                      .64     11.09    14.82
 1997           11.09       .66         .40       1.06      .64                      .64     11.51     9.89
 Class C
 1994(a)        11.05       .59       (1.39)      (.80)     .56                      .56      9.69    (7.52)
 1995            9.69       .59         .55       1.14      .59                      .59     10.24    12.14
 1996           10.24       .58         .84       1.42      .58                      .58     11.08    14.15
 1997           11.08       .61         .38        .99      .58                      .58     11.49     9.25
 Class A
 8/26/83(a)-
 12/31/83      $64,665     1.03%     12.51%     28.78%      --
 01/01/84-
 06/30/84      193,602     1.03      10.96      83.25       --
 1985          241,121     1.02      10.68     128.80       --
 1986          307,604      .96       8.76     182.89       --
 1987          236,607      .99       7.00     315.96       --
 1988           84,749     1.00       7.88     186.30       --
 1989           32,692     1.23       9.03     120.45       --
 1990           16,934     1.21       7.29     148.46       --
 1991           12,830     1.48       7.79     116.16       --
 1992            6,050     1.42       6.72      58.50       --
 1993           32,819     1.03       6.31     154.12       --
 1994           26,921      .94       5.92     193.14       --
 1995           25,000     1.00       6.52     158.55       --
 1996           25,010      .98       5.82     115.30   $.0640
 1997           20,157      .98       5.97     127.89    .0633
 Class C
 1994(a)         5,129     1.46       5.69     193.14       --
 1995            5,501     1.54       6.01     158.55       --
 1996            6,302     1.52       5.27     115.30    .0640
 1997            5,555     1.53       5.47     127.89    .0633

(a) Commencement of investment operations.
(b) Annualized.
(c) Annualization is not appropriate.
(d) The total returns shown do not include the effects of front-end or contingent deferred sales loads and are annualized in first year after commencement of investment operations.

(e) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.
Note: All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.


                                    -- 3 --

 THE FUND AND ITS OBJECTIVE


The Fund is a professionally managed, diversified series of an open-end in-vestment company. The Fund's objective is to seek "current income and long-term growth of income and capital." To the extent consistent with the primary investment objective, the Fund will seek capital appreciation as a secondary objective. The Fund will also seek to maximize the amount of its qualifying dividend income under Federal income tax laws. Under current Federal income tax laws, qualifying dividends paid by the Fund will qualify for the 70% divi-dends-received deduction for corporations. The Fund's investment objectives are fundamental and cannot be changed without authorization by a vote of a ma-jority of the outstanding shares of the Fund.

To accomplish its objective, the Fund intends to invest at least 65% of its total assets in the securities, including preferred and common stock, of com-panies in the public utilities industry, including companies principally en-gaged in the production, transmission or distribution of electric energy, gas, water or communications services such as telephone or telecommunications serv-ices, or in solid waste disposal. The Fund also may seek to enhance its return by selling options on portfolio securities. However, the income generated from such options would not qualify for the 70% dividends-received deduction.

The Manager will continuously monitor the issuers of securities in which the Fund is likely to invest and will diversify the Fund's portfolio among issues that the Manager believes will best accomplish the Fund's objective. As to preferred and debt securities, the Fund will limit its holdings to issues rat-ed, at the time of purchase, as investment grade by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group(R) ("S&P"), Duff and Phelp ("D&P"), or Fitch Investors Service ("Fitch") respectively or other issues believed by the Manager to be of at least comparable quality.

THE UTILITIES INDUSTRY
As a fundamental policy, the Fund will concentrate its investments with at least 65% of its total assets invested in companies in the public utilities industry. As a result of this concentration policy, the Fund's performance will depend in part on conditions in the public utilities industry. Utility stocks have traditionally been popular among more conservative investors, be-cause they have generally paid above-average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as by special factors specific to public utility companies.

Rates of return of utility companies generally are subject to review and limi-tation by state public utilities commissions and tend to fluctuate with mar-ginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

 INVESTMENT CONSIDERATIONS AND RISK FACTORS


INVESTMENT RISKS
Utility companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate ca-pacity to meet public demand. The nature of regulation in the utility indus-tries continues to evolve in the United States. Although certain companies may develop more profitable opportunities, others may be forced to defend their core business and may be less profitable. Electric utility companies have his-torically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regula-tions and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators might disallow inclusion of these costs in rate au-thorizations. Increasing competition due to past regulatory changes in the telephone communications industry continue, and whereas certain companies have benefited, many companies may be adversely affected in the future. Gas trans-mission companies and gas distribution companies continue to undergo signifi-cant changes as well. Many companies have diversified into oil and gas explo-ration and development, making returns more sensitive to energy prices. In ad-dition, several large suppliers have recently suffered financial difficulties, partly as a result of being locked into long-term fixed-price contracts. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. The telephone and telecommunications industry, while undergoing rapid growth in some segments, is also subject to regulatory changes and numerous competitive pressures as technologies are de-veloped. It also requires substantial capital for new technology. Under market conditions that are unfavorable to the public utilities industry, the Fund may temporarily significantly reduce its investment in that industry. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid changes, which may affect utility companies independently from the stock market as a whole.

BORROWING
The Fund may borrow from time to time on a temporary basis in amounts up to 25% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net

                                    -- 4 --
asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Manager will only cause the Fund to borrow when there is an expectation it will benefit the Fund. Borrowing by the Fund would cause a pro rata portion of the dividends-received deduction with re-spect to the Fund's dividends to be disallowed. Accordingly, the Fund does not intend to borrow to any significant extent.

RESTRICTED SECURITIES
The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Under guidelines adopted by the SEC, the Manager is permitted to deter-mine whether certain securities are liquid pursuant to procedures approved by the Fund's Board of Directors. Due to the less liquid nature of restricted se-curities, if the Fund were forced to sell such securities, it might have to do so at a disadvantageous price.

HEDGING
In order to hedge the risks of equity market and interest rate changes, the Fund may utilize various publicly or privately traded instruments including options, futures contracts or options on futures contracts or stock or finan-cial index options or futures thereon. The range of permissible hedging activ-ities may well change over time as new instruments are created or regulatory changes occur. In addition, the Fund may utilize such contracts or options as a means of increasing the yield and/or total return of the Fund's portfolio. Such trading strategies are a generally accepted part of portfolio management engaged in by many mutual funds. The Fund's use of futures and options on futures would in all cases be consistent with applicable regulatory require-ments and in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Ex-change Act and any applicable state laws. Hedging instruments have risks asso-ciated with them including possible failure of delivery, illiquidity and mar-ket risks.

RISKS
In addition to the risks described above, the use of options and futures transactions for hedging purposes entails certain other risks. In particular, the variable degree of correlation between price movement of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the Fund's position. In addi-tion, futures transactions markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund might not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to mini-mize the risk of loss due to the decline in the value of the hedged portion, at the same time they tend to limit any potential gain which might result from an increase in value of such position. The ability of the Fund to hedge suc-cessfully would depend on the Manager's ability to forecast pertinent market movements, which cannot be assured. Furthermore, the Fund's holding period in its portfolio assets could be suspended during the period in which risks were hedged. As described below in "Taxes--Dividends", the Fund must satisfy cer-tain holding period requirements to be eligible for the dividends-received de-duction. Finally, the daily deposit requirements in futures contracts would create an ongoing greater potential financial risk than would purchases of op-tions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions would reduce net asset value.

QUALITY
The Fund will invest in preferred stocks and debt obligations which are rated at the date of purchase as investment grade, which means that such securities will be rated no lower than Baa by Moody's or BBB by S&P or BBB by D&P, or BBB by Fitch. Securities rated Baa by Moody's, BBB by S&P or Fitch or D&P gener-ally are regarded as having an adequate capacity to pay interest and repay principal. However, such securities lack outstanding investment characteris-tics and in fact have speculative characteristics as well. Generally, the Fund will not invest in securities rated lower than Baa by Moody's or BBB by S&P, or Fitch, or D&P, respectively, but may do so if the Manager believes the fi-nancial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Man-ager believes the issuer's assets are sufficient to insure that the issuer can repay its outstanding obligations. The Fund will not invest more than 5% of its assets in securities rated below investment grade. The Fund may also in-vest in unrated securities if the Manager determines that such securities present attractive investment opportunities and are of comparable quality to the other securities in which the Fund may invest.

OTHER POLICIES
Among other things, the Fund may not make loans (other than repurchase agree-ments), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities, not exceeding 5% of the value of its assets, pursuant to SEC requirements and the exchanges on which such securities are traded; issue securities senior to its stock; or invest more than 5% of the value of its assets in repurchase agree-ments or when-issued or delayed delivery transactions.

                                    -- 5 --

 HOW TO BUY SHARES


CONTINUOUS OFFERING

Shares of the Fund are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced") plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B and Class C Shares). The Class R Shares are designed for institu-tional investors, with a minimum initial investment of $1,000,000. The Class R Shares are sold at net asset value with no front-end sales load, no contingent deferred sales charge and no Rule 12b-1 charge. When placing purchase orders, investors should specify whether the order is for Class A, Class B, Class C, or Class R Shares. All purchase orders that fail to specify a Class will auto-matically be invested in Class A Shares. Purchases may be made as described below under "Purchase Through Dealers" and "Purchase by Check." The Fund re-serves the right to reject any order for shares.

CLASSES OF SHARES
Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares, are authorized for the Fund. They are described fully in the SAI. The following table shows the total sales charges or underwriting dis-counts and dealer concessions for each amount.

CLASS A SHARES

                                  TOTAL SALES
                                     CHARGE
                            -------------------------------------------------
                                                                DEALER CONCESSION OR AGENCY
         SIZE OF TRANSACTION     PERCENTAGE OF   PERCENTAGE OF   COMMISSION AS PERCENTAGE
       AT PUBLIC OFFERING PRICE  OFFERING PRICE NET ASSET VALUE      OF OFFERING PRICE
-------------------------------------------------------------------------------

      Less than
       $50,000                        4.20%          4.38%                 3.70%
      $50,000 to
       $100,000                       4.00           4.18                  3.50
      $100,000 to
       $250,000                       3.50           3.65                  3.00
      $250,000 to
       $500,000                       2.50           2.61                  2.00
      $500,000 to
       $1,000,000                     2.00           2.09                  1.50
      $1,000,000
       and over                         --             --                    --*

  *A CDSC may be imposed as described below.

  No sales charge will be assessed on purchases by stockholders who owned shares of the Fund on June 4, 1992.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A Shares of the Fund for purchases aggregating $1 million or more. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a Class A contingent deferred sales charge ("CDSC") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of ei-ther (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less.

CLASS B SHARES

Class B Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee. Class B Shares are subject to a declining contingent deferred sales charge ("CDSC") if you redeem your shares within six years from the purchase date. This CDSC charge is 5%, 4%, 4%, 3%, 2% and 1% for years one through six. Class B Shares auto-matically convert to Class A Shares at the end of eight years. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed.

The Distributor pays a 0.20% service fee to dealers in advance for the first year upon the sale of Class B Shares. After the shares have been held for a year, the Distributor pays the fee monthly. In addition, the Distributor pays sales commission of 3.80% of the purchase price to dealers from its own re-sources at the time of sale.

CLASS C SHARES

Class C Shares are offered at net asset value, without initial sales charge, subject to a continuing 0.75% annual distribution fee (of which .55% is an as-set based sales charge and .20% is a service fee) and a CDSC of 1% if redeemed within one year of the purchase date. The first year of the annual distribu-tion fee is paid to the Distributor, and in subsequent years 0.55% is paid to the dealer and 0.20% is paid to the Distributor.

CLASS R SHARES

You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund; bona fide, full-time and retired employees of John Nuveen & Co. Incorporated, and
subsidiar     -

                                    -- 6 --
ies thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidi-aries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of invest-ment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

If you are eligible to purchase either Class R Shares or Class A Shares with-out a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate John Nuveen & Co. Incorporated (the "Distribu-tor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or lev-els of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefit of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

The minimum purchase required to open an account in the Fund is $3,000. For investments by Individual Retirement Accounts or Keogh accounts, the minimum initial purchase is $1,000. Additional purchases of $50 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A or Class R Shares. The Fund executes purchase orders immediately prior to decla-ration of the daily dividend as of the close of business on the day the order is received. Payments by wire will begin to earn dividends on the business day that the Fund's custodian bank receives payment for your shares. All other forms of payment will begin to earn dividends on the subsequent business day. When you redeem shares, you will continue to receive dividends up to, but not including, payment date. See "How to Redeem Shares" and "Distributions and Yield." Because dividends do not begin until payment is received, you should request your dealer to forward payment promptly. To the extent your securities account or bank account is charged for your purchase before the Fund receives funds, your dealer or bank may be earning interest on your funds.

At various times the Distributor may implement programs whereby a dealer's sales force may be eligible for nominal awards or whereby the Distributor will reallow to any dealer that sponsors sales programs conforming to criteria es-tablished by the Distributor up to an additional 0.50% of the sales generated by the dealer (but never, together with the commission, more than the total sales charge) at the public offering price during such program (see "About the Distributor" below). These programs will not affect the price investors pay for shares or the amount that the Fund will receive from such sale. A sales-person and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact your dealer or the Distributor. Where a dealer receives the total sales charge, such dealer may be deemed to be an underwriter.

PURCHASE THROUGH DEALERS
To purchase shares through a dealer, you should request your dealer to trans-mit an order to Boston Financial for the appropriate number of shares and make arrangements with your dealer to transmit funds for the purchase. Your dealer may require you to fill out an Application Form or similar application.

The public offering price is based on net asset value and includes the appli-cable sales charge. Because the Fund determines net asset value for each se-ries daily as of the close of the regular trading session (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally three business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.

PURCHASE BY CHECK
To purchase shares by check, please mail the amount you wish to invest and, in the case of a new account, a completed Application Form to: Boston Financial,
Attention: Flagship Utility Income Fund, P.O. Box 8509, Boston, MA 02266-8509. Checks should be made payable to Flagship Utility Income Fund. Orders will be priced at the public offering price based on the net asset value (including the applicable sales charge) next determined after the order is received and will be executed on the day the check is received. All purchases made by check should be in U.S. dollars. Third-party checks will not be accepted.

FUND-DIRECT--ELECTRONIC FUNDS TRANSFER

You may arrange to transfer funds electronically between your bank account and your fund account by completing the appropriate section of the account appli-cation. If you need additional copies of the form, or would like assistance in completing it, contact your financial adviser or call Nuveen at (800) 225-8530. You may request Fund Direct transfers to quickly and conveniently pur-
chase or sell shares by tele     -

                                    -- 7 --
phone, systematically invest or withdraw funds, or send dividend payments di-rectly to your bank account.

If you have established electronic funds transfer privileges on your account, you may request that redemption proceeds of $1,000 or more be wired directly to your bank account. While you will generally receive your redemption pro-ceeds more quickly than a regular telephone redemption, the fund may charge you a fee for this expedited service.

SYSTEMATIC INVESTMENT PLAN

Once you have opened an account, you may make regular investments of $50 or more a month through automatic deductions from your bank account (see Fund Di-rect above), or directly from your paycheck. To invest regularly from your bank account, simply complete the appropriate section of the account applica-tion. To invest regularly from your paycheck, call Nuveen for a Payroll Direct Deposit Enrollment form. If you need additional copies of these forms, or would like assistance completing them, contact your financial adviser or call Nuveen at (800) 225-8530.

GENERAL
All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Fund, and, to avoid additional oper-ating costs and for investor convenience, share certificates will not be is-sued, except by special arrangement. The Fund's transfer agent will send to each stockholder of record a confirmation of each purchase and redemption transaction (including the aggregate number of shares owned after such trans-action) by such stockholder and a quarterly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior months.

REDUCED SALES CHARGES
During the continuous offering, the Distributor will offer several reduced sales charge programs as described below.

1. CUMULATIVE PURCHASE DISCOUNT (CLASS A SHARES ONLY)

You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund, if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen Mutual Fund, or units of a Nuveen unit trust, on which an up front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

2. LETTER OF INTENT (CLASS A SHARES ONLY)
A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to invest, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any sin-gle trust estate or other fiduciary account. All investments in the Fund or any other mutual fund distributed by the Distributor which is sold with a sales charge count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single pur-chase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appro-priate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.

3. BROKER/DEALER AND NUVEEN EMPLOYEES
In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling Agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that cer-tain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, directors and full-time em-ployees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor", "officers", "directors" and "employees" in-clude such persons' spouses, children and parents, as well as the trustee or custodian of any qualified pension or profit sharing plan or IRA established for the benefit of such officer, director, employee, spouse, child or parent.

4. GROUP PURCHASES (CLASS A SHARES ONLY)
Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may pur-chase shares at net asset value (without sales charge) where the amount in-vested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclu-sive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar ca-pacity.

A "qualified group" is one which (i) has previously been in existence, (ii) has a primary purpose other than acquiring

                                    -- 8 --

Fund shares at a discount and (iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements re-lating to its group purchases.

Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value deter-mined on the day that the funds are received in proper form by the Fund.

5. REDEMPTIONS FROM UNRELATED FUNDS

Shares of the Fund may be purchased at net asset value where the amount in-vested is documented in the Fund to be proceeds from the redemption (within sixty days of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges, or is no longer subject to a CDSC.

6. WRAP FEE ACCOUNTS (CLASS A OR CLASS R SHARES ONLY)
Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, recordkeeping or other services.

7. WAIVER OF CDSC

For purchases of Class A Shares in amounts over $1,000,000, the contingent de-ferred sales charge may be waived for purchases through a broker/dealer that waives its commission.

8. REINVESTMENT FROM NUVEEN UITS

Class A Shares may be purchased at net asset value by reinvestment of distri-butions from any of the various unit trusts sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

LETTER OF INTENT ESCROW PROVISION (CLASS A SHARES ONLY)
It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains dis-tributions on the escrowed shares will be credited to the stockholder's ac-count in shares. If the total purchases, less redemptions by the stockholder, his spouse, children and parents, equal the amount specified under this Let-ter, the shares held in escrow will be deposited to the stockholder's open ac-count or delivered to the stockholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price ad-justment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the stockholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such pur-chases had been made at a single time. Upon such remittance the shares held for the stockholder's account will be deposited to his account or delivered to him or to his order. If within 20 days after written request by the Distribu-tor such difference in sales charge is not paid, the Distributor is hereby au-thorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the stockholder. The stockholder or his dealer will inform Boston Financial that this Letter is in effect each time a purchase is made.

 HOW TO REDEEM SHARES


Upon receipt by Boston Financial through one of the methods discussed below of a proper redemption request (indicating your name and account number and the dollar or share amount to be redeemed from the particular series), the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. Neither the Distributor nor the Fund charges a fee or a commission for redemption. For further information on redemptions or exchanges, please contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.

REDEMPTION THROUGH DEALERS
You may redeem shares through any dealer which has a Selling Agreement with the Distributor. Your dealer is responsible for transmitting the redemption request to Boston Financial by the close of trading on the New York Stock Ex-change on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received and your entitlement to any prior day's redemption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.

OTHER REDEMPTION METHODS
You may redeem shares by telephone (provided that you did not reject the tele-phone redemption service on your application) toll free at: 1-800-225-8530, or for TDD,
                                    -- 9 --

1-800-360-4521. You may also have redemption proceeds sent electronically to your pre-designated bank account. See "Fund Direct--Electronic Funds Transfer" above for details. For all other redemptions your redemption request must be submitted in writing to Boston Financial at the address below. The Fund's pur-chase application relieves the Fund and the Transfer Agent (Boston Financial) of any liability for loss, costs, or expenses arising out of telephone redemp-tions that are reasonably believed to be genuine. The Fund will employ reason-able procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to fraudulent or unauthorized instructions. The procedures include requiring a form of per-sonal identification prior to acting on telephone instructions, recording such instructions, and providing written confirmation of such transactions.

Payment will be made by sending a check to you at the address on your most re-cent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regu-lations following receipt of the redemption request in proper form. For re-demption requests over $50,000, or if the registration on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, the Fund must receive a letter of instruction signed by all persons authorized to sign for the account ex-actly as it is registered. All signatures must be guaranteed (see below). The letter must be mailed to: Boston Financial, Attention: Flagship Utility Income Fund, P.O. Box 8509, Boston, MA 02266-8509.

SIGNATURE GUARANTEE

Boston Financial may require a signature guarantee on certain written transac-tions. Signature guarantees can be obtained from a bank or brokerage, or other financial intermediary that is a member of an Approved Medallion Guarantee Program, or that is otherwise approved by the fund. You should verify with the institution that they are an acceptable guarantor prior to signing.

FURTHER INFORMATION

If you redeem all shares owned, the dividends declared during the month through the time of redemption will be included in the remittance. Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares of any stock-holder whose redemptions cause the value of its holdings to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the stockholder, the stockholder will be given written notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will in-crease the value of his holdings to at least $1,000. Accounts with balances of less than $25 will be redeemed without written notice. No CDSC will be imposed on involuntary redemptions.

Shares purchased other than by Federal Funds wire or bank wire may not be re-deemed by telephone until 15 calendar days after the purchase of such shares, but may be redeemed pursuant to the ordinary redemption procedure during such period. For further details on redemption, contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.

 EXCHANGE AND REINVESTMENT PRIVILEGE

Any Class A Shares which have been registered in a stockholder's name for at least 15 calendar days, except shares of money market funds, may be exchanged on the basis of relative net asset value per share for Class A Shares of any other tax exempt, or taxable fixed-income fund or series thereof distributed by the Distributor in any state where such exchange may legally be made. Simi-larly, Class C Shares may be exchanged for Class C Shares of any other fund or series thereof distributed by the Distributor which are sold pursuant to a similar CDSC arrangement on the basis of relative net asset value per share without the payment of any CDSC otherwise due upon redemption of Class C Shares. For purposes of computing the CDSC payable upon the redemption of shares acquired through such an exchange, the period of time for which the in-vestor held the Class C Shares will be counted toward the holding period ap-plicable to the Class C Shares which the investor acquired through the ex-change. In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least the minimum amount required to make an initial investment in the fund for which the ex-change is being made. Shares must be on deposit at Boston Financial before the exchange can be made. Stockholders of the Fund should obtain and read a cur-rent prospectus of the fund into which the exchange is to be made before ef-fecting an exchange.

Stockholders with the desire to automatically exchange shares of a predeter-mined amount on a monthly, quarterly, or annual basis may take advantage of the systematic exchange plan. Please refer to the account application to es-tablish this plan.

The exchange privilege may be modified or terminated at any time. The Fund re-serves the right to limit the number of times an investor may exercise the ex-change privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from Boston Financial or the Distributor and submit it to Boston Financial. If you have certificates for any shares be-ing exchanged, you must surrender such certificates at the time of exchange.

A stockholder who has redeemed shares may repurchase at net asset value, with-out a sales charge, shares of the Fund or shares of other funds with a sales charge distributed by the Distributor in any amount between the stated minimum investment amount of such fund and the proceeds of redemption. The reinvest-ment request must be received by Boston

                                   -- 10 --

Financial within 1 year of the redemption and this feature may be exercised by a stockholder only twice per calendar year.

An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, stockholders who exchange be-tween funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules. For further details on exchanges or reinvestment, please contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.

 SYSTEMATIC WITHDRAWAL PLAN

Accounts with a value of greater than $10,000 may establish a Systematic With-drawal Plan ("SWP") and receive monthly, quarterly, semiannual, or annual checks for $50 or more as specified by the shareholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the stockholder's account. To the extent that redemptions for a SWP exceed dividend income reinvested in the ac-count, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by Boston Financial. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a stockholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The stockholder by written instructions to Boston Finan-cial may withdraw from the program, change the payee or change the dollar amount of each payment. Boston Financial may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by Boston Financial on 60 days' notice in writing to the stockholder in the event that the Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

 DIRECT DEPOSITS


Stockholders can have dividends or SWP redemption proceeds deposited electron-ically into their bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the stockholder's bank must be a member of Automated Clearing House. In addition, the stockholder must (1) fill out the appropriate section of the application attached to this Prospec-tus and (2) include with the completed application a voided check from the bank account into which redemptions are to be deposited. Once Boston Financial has received the application and the voided check, such stockholder's desig-nated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a stockholder may termi-nate participation at any time by written notice to Boston Financial.

 HOW FUND SHARES ARE PRICED


For purposes of pricing purchases and redemptions, the net asset value of each class of shares of the Fund is separately determined by Boston Financial as of the close of the regular trading session on the New York Stock Exchange on each day that the Exchange is open for business (and will also be computed as of 4:00 p.m., New York time, on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfo-lio securities of the Fund such that net asset value per share might be af-fected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares out-standing at the time the determination is made.

Assets of the Fund for which market quotations are readily available are val-ued at market value. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC. Other as-sets and securities are valued at their fair value as determined in good faith under procedures established by the Directors of the Fund.

 TAXES


The following discussion is a general summary of certain of the current fed-eral income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for informa-tion regarding any state, local or foreign taxes that may be applicable to them.

The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not be subject to federal income tax to the extent it dis-tributes its income to its stockholders. In order to so qualify, certain gross income and other requirements must be satisfied.

DIVIDENDS
Dividends other than capital gain dividends paid by the Fund to individuals will be taxable as ordinary income. If the

                                   -- 11 --

Fund qualifies for taxation as a RIC and satisfies certain requirements dis-cussed below, dividends paid by the Fund (other than capital gain distribu-tions, which are discussed separately below) will be eligible, whether paid in cash or in additional shares, for the 70% dividends-received deduction that is available to corporate taxpayers to the extent attributable to dividends re-ceived by the Fund from domestic corporations. After giving effect to such 70% deduction, such dividends are subject to a maximum effective rate of federal corporate income tax of approximately 10.5%, in contrast to the maximum fed-eral corporate income tax rate of approximately 35%.

Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described be-low under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends dis-tributed by the Fund may qualify for the dividends-received deduction.

In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its invest-ment company taxable income and net capital gain, a portion of each distribu-tion will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital re-duce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

For purposes of the alternative minimum tax imposed on corporations, alterna-tive minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative mini-mum taxable income. Accordingly, an investment in the Fund may cause a corpo-rate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS

In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disre-garded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stock-holder will similarly satisfy the 46-day holding period on reinvested divi-dends declared with respect to such shares to the extent that such stockhold-er's total redemptions during any period are properly identified, as described below, as relating to shares that have been held for more than 45 days.

In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stock-holders are urged to consult their tax advisers.

CAPITAL GAIN DISTRIBUTIONS
The Fund will be subject to federal income taxation (at the capital gain rate) on its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless such amounts are distributed to the stock-holders and designated as capital gain distributions. If the Fund distributes such capital gain distributions, the stockholders will treat such amounts as a long-term capital gain for purposes of computing their own federal income tax liability. Alternatively, the Fund may pay the tax with respect to the net capital gain and then designate, but not distribute, all or a portion of such gain. Stockholders will treat such designated amounts as a capital gain on their federal income tax returns, but they will receive a credit or refund equal to the federal income taxes paid by the Fund with respect to such capi-tal gains. Any actual or designated distributions attributable to net capital gains will not be eligible for the dividends-received deduction. If a capital gain distribution is paid with respect to any shares which are sold at a loss after being held for six months or less, then any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain distribution.

                                   -- 12 --

REDEMPTIONS

Redemptions of shares will be taxable transactions for federal income tax pur-poses. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount re-ceived. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. Gain on the sale of shares held for more than 18 months will gener-ally be taxed at a maximum marginal rate of 20%. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

STATE AND LOCAL TAXES
Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently than federal income taxes thereon. Stockholders should consult their own tax advisors as to the state and local tax consequences of investing in the Fund.

 DISTRIBUTIONS AND YIELD


DISTRIBUTIONS
The Fund will seek to distribute all of its income each year. The Fund de-clares dividends daily immediately prior to the close of business, from its net investment income. Each such dividend will be payable with respect to fully paid shares to stockholders of record at the time of declaration. All daily dividends declared during a given month will be paid as of the last cal-endar day of the month. Distributions of realized net capital gains, if any, will generally be declared and paid at the end of the year in which they have been earned. In accordance with SEC regulations, the Fund may include its cur-rent yield and/or return in advertisements or information furnished to stock-holders or potential investors.

DIVIDEND PAYMENT OPTIONS

The funds automatically reinvest your dividends each month in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record, or rein-vested in shares of another Nuveen mutual fund. If you wish to do so, complete the appropriate section of the account application, contact your financial ad-viser, or call Nuveen at (800) 225-8530.

TAX OBJECTIVES OF DIVIDEND POLICY FOR CORPORATE INVESTORS
The Fund's dividend procedures are designed to maximize the Federal income tax advantage of the 70% dividends-received deduction to domestic corporate stock-holders. Although the Fund and the Manager believe that the Fund will be able to achieve its tax objectives, there can be no assurances on this matter. For further information regarding the dividends-received deduction, see the State-ment of Additional Information, "Taxes."

CAPITAL GAIN DISTRIBUTIONS
Normally the Fund will make a distribution of realized net capital gain for a taxable year within 75 days after the end of such year (June 30) and may make an additional distribution in order to avoid an excise tax which is imposed on any undistributed income if substantially all of such income has not been de-clared and distributed within certain time periods. The Fund retains the dis-cretion, however, not to distribute all or a portion of such gain if, in its judgment, nondistribution of such gain would help achieve the tax objectives of the Fund.

YIELD AND TOTAL RETURN CALCULATION

The yield for each class of the Fund's shares is calculated in accordance with the SEC's standardized yield formula. Under this formula, dividend and inter-est income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.

The average annual total return for each class of the Fund's shares for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment pe-riod is then expressed as an average annual total rate of return.

The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percent-age change in the value of an account between the beginning and end of a peri-od, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also quote a tax equivalent cur-rent yield for corporate investors assuming the availability of the 70% divi-dends-received deduction for all of the Fund's daily dividends and an appro-priate specified corporate tax rate. These computations may or may not include the effect of applicable sales charges which, if included, would reduce total return. A nonstandardized quotation of total return for a particular class of shares will always be accompanied by the "average annual total return" for such class as described above.

Current yield and total return of each class will vary from time to time de-pending on market conditions, the composi-

                                   -- 13 --
tion of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Fund with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See "Yield and Total Return Calculation" in the Statement of Additional Information.

 ABOUT THE INVESTMENT MANAGER

INVESTMENT ADVISER

Nuveen Advisory Corp. ("Nuveen Advisory") serves as the investment adviser to the Fund and in this capacity is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Nuveen Advi-sory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management. The funds' Board of Directors oversees the activities of Nuveen Advisory, which also include managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Established in 1976, Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated, which itself is approxi-mately 78% owned by the St. Paul Companies, Inc. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Admiral Funds, was merged with Nuveen Advisory.

For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to the Fund:

MANAGEMENT FEES

------------------------------------------------------------------------------
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                             0.5000%
For the next $125 million                                              0.4875%
For the next $250 million                                              0.4750%
For the next $500 million                                              0.4625%
For the next $1 billion                                                0.4500%
For assets over $2 billion                                             0.4250%

For more information about fees and expenses, see the expense tables on page
2.


 ABOUT THE DISTRIBUTOR

The Fund has entered into a Distribution Agreement (the "Distribution Agree-ment") with John Nuveen & Co. Incorporated (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to the Class A, Class B, and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The Fund's Rule 12b-1 Plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested di-rectors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes estab-lished legal authority. Without in any way limiting the discretion of the di-rectors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis: compensating under-writers, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to stockholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to stock-holder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, produc-tion and dissemination of sales, marketing and stockholder servicing materi-als; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is autho-rized by the directors. Pursuant to the Plan, the Fund through authorized of-ficers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

Class A Shares are subject to a .20% service fee. The maximum amount payable by the Fund under the Plan and related agreements on an annual basis for Class B Shares is .95% of average daily net assets for the year and for Class C Shares is .75% of average daily net assets for the year. Of this amount, for Class B Shares 0.75% is an asset based sales charge and .20% is a service fee and for Class C shares 0.55% is an asset based sales charge and 0.20% is a service fee. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable for Class B Shares to any recipient is .00260% per day (.95% on an annualized basis) and for Class C Shares is .00205% per day

                                   -- 14 --

(.75% on an annualized basis) of the proportion of average daily net assets represented by such person's customers. A salesperson and any other person en-titled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. The Board of Directors may reduce these amounts at any time. Amounts payable by a class of shares may be lower than the maximum and have been described previ-ously. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Under the Plan and related agreements, in the fiscal year ended June 30, 1997 the Fund's Class A Shares paid $73,137 and Class C Shares paid $50,127.

The Distributor periodically undertakes sales promotion programs with broker/dealers with whom it has Distribution Agreements, in which it will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, it will support those firms' efforts in sales training seminars, management meetings, and bro-ker roundtables where it has the opportunity to present the Distributor's products and services. In addition, the distributor provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically pro-vide food for office meetings. Under appropriate terms it will share with broker/dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situations where there is no retained underwriting com-mission, i.e., on the sale of Class B, Class C or Class R Shares, the Distrib-utor will periodically pay for similar activities at its own expense.

Various federal and state laws prohibit national banks and some state-chart-ered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders would not experience any disadvantage. In addi-tion, under the securities laws in some states, banks and financial institu-tions may be required to register as dealers pursuant to state law.

 GENERAL INFORMATION


DESCRIPTION OF SHARES
The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund. On June 4, 1992 the stockholders approved a change in the name of the Corporation to Flagship Admiral Funds Inc. and a change in the name of the Fund Stock to Flagship Utility Income Fund Portfolio Stock. The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, which are divided into five (5) portfolio classes; namely, the Flagship Utility Income Fund Portfolio Stock, The Golden Rainbow--A James Advised Mu-tual Fund Portfolio Stock, the Flagship Short Term U.S. Government Fund Port-folio Stock, the Flagship Limited Term U.S. Government Fund Portfolio Stock and the Flagship Intermediate U.S. Government Fund Portfolio Stock.

The Flagship Utility Income Fund Portfolio Stock consists of 200,000,000 shares, which are divided into five (5) subclasses, designated respectively as the Flagship Utility Income Fund Portfolio Stock, consisting of 3,500,000 shares, and the Flagship Utility Income Fund Portfolio Stock-- Class A, Class B, Class C and Class R, each consisting of 49,125,000 shares. The Golden Rain-bow--A James Advised Mutual Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock, consisting of 15,000,000 shares, and The Golden Rainbow--A James Advised Mutual Fund Portfo-lio Stock--Class A, Class B, Class C and Class R, each consisting of 21,250,000 shares. The Flagship Short Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are designated as the Flagship Short Term U.S. Government Fund Portfolio Stock. The Flagship Limited Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Lim-ited Term U.S. Government Fund Portfolio Stock, consisting of 2,000,000 shares and the Flagship Limited Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. The Flag-ship Intermediate U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Intermediate Term U.S. Government Fund Portfolio Stock consisting of 2,000,000 shares and the Flagship Intermediate Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold an-nual meetings of stockholders, it will abide by Section 16 (c) of the 1940 Act which provides that the Directors will call a meeting of stockholders for the purpose of voting on the question of the removal of a Director if so requested in writing by the holders of 10% or more of the Fund's outstanding shares and will assist such stockholders in communicating with the other stockholders.

                                   -- 15 --

Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, and such shares are subject to redemption by the Fund, as set forth under "How to Redeem or Exchange." There are no con-version, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when is-sued will be fully paid and nonassessable by the Fund.

 CUSTODIAN AND TRANSFER AGENT

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the Fund's assets. The custodian performs custodial, fund ac-counting, portfolio accounting, shareholder, and transfer agency services.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02106, is the Fund's transfer agent and dividend disbursing agent. It also maintains the Fund's accounting records, determines the net asset value, and performs other stockholder services for the Corporation and each series.

 COUNSEL AND AUDITORS

Fried, Frank, Harris, Shriver & Jacobson, counsel to the Fund, passes upon certain legal matters for the Corporation and the Fund. Arthur Andersen LLP, independent auditors, are auditors for the Fund (effective July 1, 1997) and advise the Fund as to certain tax matters.

 ADDITIONAL INFORMATION

Please direct your inquiries to a Nuveen Representative at 1-800-225-8530 or for TDD, 1-800-360-4521. The Fund issues to its stockholders semiannual re-ports containing unaudited financial statements for the Fund and annual re-ports containing audited financial statements approved annually by the Board of Directors.

This Prospectus does not contain all the information included in the Registra-tion Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each in-stance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any represen-tations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Distributor in any State in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

                                   -- 16 --

Flagship Utility Income Fund Application Form


 PLEASE PRINT OR TYPE ALL INFORMATION      PLEASE MAIL THIS APPLICATION AND YOUR
 NOTE: You must complete Sections 1,       CHECK TO:
 2, 3, 4, 5 and sign the signature         Boston Financial
 line. Your signature is required          Attn.: Flagship Utility Income Fund
 for processing. Complete sections         P.O. Box 8509
 7, 8, 9, 10, 11, 12 and 13 for op-        Boston, MA 02266-8509
 tional services.


1. YOUR ACCOUNT REGISTRATION

 Please check only ONE registration type:
 Owner Name(s) (First, Middle Initial (if used), Last)
 [_] Individual or Joint Account*

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 *Joint tenants with rights of survivorship unless tenancy in common is indicated
 [_] Other Entity

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 [_] Uniform Gift to Minors

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 Custodian Name (One name only)

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 Minor's Name (One name only)

 Minor's state of residence   ______


2. YOUR MAILING ADDRESS


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 Street or P.O. Box   Suite or Apt. Number

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 City

 -------------------------------------------------------------------------------
 State                                                          Zip Code
 ()-                 ()-
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 Daytime Phone       Evening Phone
 [_] U.S. Citizen or
 [_] Other (specify) __________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

 For individual or joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

 ------------------------------------
 Social Security Number

 ------------------------------------
 Tax ID Number

4. YOUR INITIAL INVESTMENT

 I want to invest in this Flagship Utility Income Fund.
 Please indicate class of shares

 $______________________  [_] A Shares**
 $______________________  [_] C Shares***

 *Minimum of $3,000. **Front end sales charge. ***Level load. If no share class is marked, investment will automatically be made in A Shares.

 Attach check payable to NAME OF FUND
 [_] Purchase or check through Dealer Account
 [_] Exchange of bonds. (See application and transmittal letter)

5. DIVIDEND/DISTRIBUTION OPTIONS
 If no option is selected, all distributions will be reinvested.
 [_] Reinvest dividends and capital gains.
 [_] Pay dividends in cash, reinvest capital gains.
 [_] Pay dividends and capital gains in cash.
 [_] Direct dividends to an existing account with identical registration.
  Designate the Fund name and account number below.

 ------------------------------------------------------------------------------
 Name of Fund

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 Existing Fund Account Number

 [_] Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).

6. DEALER AUTHORIZATION

 We are a duly registered and licensed dealer and have a sales agreement with John Nuveen & Co. Incorporated. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

 ------------------------------------------------------------------------------
 Investment Firm

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 Investment Professional's Name                         Rep #

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 Branch Address                                         Branch #

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 City

 ----------------------------------------------
 State                          Zip Code

 (     )      -
 ------------------------------------------------------------------------------
 Investment Professional's Phone Number
 X
 ------------------------------------------------------------------------------
 Signature of Investment Professional

7. LETTER OF INTENT
                (Class A Shares only)
 I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:
    [_] $50,000         [_] $100,000          [_] $250,000
    [_] $500,000        [_] $1,000,000

8. CUMULATIVE PURCHASE DISCOUNT
 I/we qualify for cumulative discount with the accounts listed below.

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 Fund Name

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 Account Number

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 Fund Name

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 Account Number

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 Fund Name

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 Account Number

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                                    -- 17 --

9. SYSTEMATIC INVESTMENT PLAN

 Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Fund. Attached is a VOIDED check from that account.

 Date for Investment            (Between 5th and 28th Only)
                     ---

 $
 -----------------   Month to Begin Plan_______________________________________
 Amount ($50 Minimum)

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 Name of Bank

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 Bank Account#

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 Bank's Street Address

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 City

 -----   --------   -------
 State   Zip Code
 X
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 Signature of Depositor           Date
 X
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 Signature of Joint Depositor     Date

10. SYSTEMATIC WITHDRAWAL PLAN

 A minimum $10,000 balance is required.
 BANK ACCOUNT CREDIT
 Please redeem $          from my account and credit my bank account as indi-
 cated in the banking information section below.
 Month first credit is to be made: ____________________________________________
 Day of the month that I wish the credit to be made:
                            ---
 (Between the 5th and 28th only.)
 Please credit my account for each month I have selected.

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

 CHECK
 Please redeem $          from my account on or about the 31st of each month
 as selected above.
 Month first credit is to be sent: ____________________________________________
 Send checks to: [_] Address on account
         [_] Special address (complete below)

 ------------------------------------------------------------------------------
 Payee

 ------------------------------------------------------------------------------
 Street

 ------------------------------------------------------------------------------
 City

 -----   --------   -------
 State   Zip Code

11. SYSTEMATIC EXCHANGES

 IMPORTANT: The account registrations for the originating and receiving funds must be identical. I hereby authorize automatic exchanges of;
 Amount $            ($50 minimum)
 From fund name _______________________________________________________________
 Account no. (if known) _______________________________________________________
 Into fund name _______________________________________________________________
 Account no. (if known) _______________________________________________________
 Exchanges will be made on or about the 16th of these months:

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

12. TELEPHONE REDEMPTION

 I/we hereby authorize the Fund to implement the following telephone redemp-tion requests (under $50,000 only) without signature verification to the reg-istered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account#

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 -----   --------   -------
 State   Zip Code

 [_] I do not authorize redemption by telephone.

13. INTERESTED PARTY MAIL/DIVIDEND MAIL
 [_] Send duplicate confirmation statements to the interested party listed be-
     low.
 [_] Send my distributions to the address listed below.

 ------------------------------------------------------------------------------
 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 -----   --------   -------
 State   Zip Code

SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a cur-rent Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transac-tions authorized by telephone against any claim, loss, expense or damage, in-cluding reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
 1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.
 2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.
NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
THANK YOU FOR YOUR INVESTMENT IN THE FUND. YOU WILL RECEIVE A CONFIRMATION STATEMENT SHORTLY.

                                   -- 18 --

Serving Investors for Generations



[PHOTO APPEARS HERE]

John Nuveen, Sr.



Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of investments designed for individuals who plan to rely on their investments as a principal source of their ongoing financial security. In fact, more than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time -- with moderated risk. We emphasize high-quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide variety of products and services to help you meet your unique circumstances and financial planning needs. You can choose among equity and fixed-income mutual funds, unit trusts, customized asset management services and cash management products.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you preserve your long-term financial security. Or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before investing.



[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com


                 [C]1997 by John Nuveen & Co. Incorporated. All rights reserved.


                                                                    EPR-UI-10.97

                          FLAGSHIP ADMIRAL FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                          DATED OCTOBER 29, 1997

              333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606

                      FLAGSHIP UTILITY INCOME FUND SERIES

  This Statement of Additional Information provides certain detailed informa-tion concerning the Fund. It is not a Prospectus and should be read in con-junction with the Fund's current Prospectus for the Flagship Utility Income Fund, a copy of which may be obtained without charge by written request to:
Funds, c/o John Nuveen & Co. Incorporated; by telephone at: (800) 225-8530.

  This Statement of Additional Information relates to the Flagship Utility In-come Fund Prospectus dated October 29, 1997.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Investment Objectives and Policies........................................     2
Shares of the Fund........................................................     5
Officers, Directors and Stockholders......................................     6
Investment Advisory Services..............................................     9
Taxes.....................................................................    10
Yield and Total Return Calculation........................................    13
Distributions.............................................................    14
Distributor...............................................................    15
Custodian and Transfer Agent..............................................    17
Auditors..................................................................    17
Portfolio Transactions....................................................    17
Purchase, Redemption and Pricing of Shares................................    18
Servicemark and Trademark.................................................    18
Other Information.........................................................    18
Financial Statements......................................................   F-1
Appendix I--Description of Securities Ratings.............................   I-1
Appendix II--Description of Hedging Techniques............................  II-1
Appendix III--Corporate Tax Equivalent Chart.............................. III-1

                      INVESTMENT OBJECTIVES AND POLICIES

  Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Flagship Utility Income Fund ("Utility Income Fund") has adopted the following investment re-strictions (which supplement the matters described under "The Fund and Its Ob-jective" in the Utility Income Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Invest-ment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The Utility Income Fund may not:

  (1) Purchase the securities of any one issuer, other than the U.S. Govern-ment or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total as-sets may be invested without regard to such 5% and 10% limitations;

  (2) Make loans, except to the extent the purchase of debt obligations (in-cluding repurchase agreements) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;

  (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary ba-sis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 25% of the Portfolio's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made;

  (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

  (5) Mortgage, pledge or hypothecate any assets except in an amount up to 50% of the value of the Portfolio's net assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

  (6) Purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities, commodity contracts (except for bona fide hedging purposes) or oil and gas interests.

  (7) Acquire securities of other investment companies (other than in connec-tion with the acquisitions of such companies).

  (8) Act as an underwriter of securities or invest more than 10% of the Port-folio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

  (9) Purchase securities on margin, make short sales of securities or main-tain a net short position.

  In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the Utility Income Fund has determined that it will not in-vest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.

  The Fund places no restrictions on portfolio turnover except as may be nec-essary to maintain its status as a regulated investment company under the In-ternal Revenue Code of 1986, as amended (the "Code").

  Repurchase Agreements. The Utility Income Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, in an amount up to 5% of its total assets, under which such Fund acquires securities and agrees to resell the securities to the other party at an agreed upon time and at an agreed upon price. The Fund would accrue as interest the difference be-tween the amount it pays for the securities and the amount it receives upon resale. At the time it enters into a repurchase agree-ment, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Utility Income Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government secu-rities or broker-dealers registered with the Securities and Exchange Commis-sion. The underlying securities will only consist of U.S. Government or Gov-ernment Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and ex-penses potentially involved in establishing the Fund's rights to, and in liq-uidating the security may result in a loss.

  Leverage. The Utility Income Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make ad-ditional portfolio investments. If a Portfolio were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the invest-ment performance of such additional investments failed to cover their cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "lever-age."

  The 1940 Act limits the amount of money a fund may borrow to 33 1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made; the Utility Income Fund has elected to restrict its borrowings to a maximum amount of 25%. If a Portfolio were to borrow money and the value of its assets were to fall below the statu-tory coverage requirement for any reason, the Portfolio would have to take corrective action to achieve compliance within three business days and accord-ingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.

  "When Issued" Transactions. The Utility Income Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to com-plete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund en-gages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its in-vestment objective and policies and not for the purpose of investment lever-age.

  Diversification. As a diversified fund, the Utility Income Fund may not pur-chase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Utility Income Fund's total assets may be invested without regard to such 5% and 10% limitations.

GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES

  Put Options. A put option gives the purchaser of the option the right to sell and the writer of the option the obligation to buy the underlying secu-rity at the exercise price during the option period. The purchase of a put op-tion on a security would be designed to protect the Fund's holdings in a secu-rity against a substantial decline in the market value. The Fund is authorized to purchase exchange-listed options and over-the-counter options ("OTC Op-tions"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such op-tions. OTC options shall be treated as illiquid.

  The Fund's ability to close out its position as a purchaser of an exchange-listed put option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in cer-tain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to par-ticular classes or series of options or underlying securities; (iv) interrup-tion of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expi-ration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the op-tion markets close before the markets for the underlying securities, signifi-cant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

  Characteristics. The Fund may sell financial futures contracts or purchase put options on such futures as a hedge against anticipated interest rate changes and may purchase stock index options or futures thereon to hedge against changes in the equity markets. It may also utilize such investments to hedge currency risk. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an op-tion on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Stock index options may also be listed on a stock exchange.

  Limitations on Use of Options and Futures. The Fund's use of futures and op-tions on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commod-ity Exchange Act.

  Risks. Typically, investment in futures contracts requires the Fund to de-posit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified securi-ties which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctu-ates. Investment in options involves payment of a premium for the option with-out any further obligation on the part of the Fund.

  The Fund will not engage in transactions in futures contracts or related op-tions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addi-tion, the Fund will not enter into a futures contract or related option (ex-cept for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). Also, when re-quired, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract.

  Hedging transactions present certain risks. In particular, the variable de-gree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circum-stances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the ini-tial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged posi-tion, at the same time they tend to limit any potential gain which might re-sult from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to predict perti-nent market movements, which cannot be assured. Finally, the daily deposit re-quirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net as-set value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

                              SHARES OF THE FUND

  Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A and C Shares. Other classes of shares are not presently available, but may be offered in the future. The Fund is authorized to offer up to four clas-ses of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distri-bution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attrib-utable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution serv-ices fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substan-tially the same, but it may differ from time to time.

  1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongo-ing services fee (see "About the Distributor" in the Prospectus). Purchasers of Class A Shares may be entitled to reduced sales charges through a combina-tion of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" in the Prospectus). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Exchange And Reinvestment Privilege" in the Prospectus. The investor or the investor's bro-ker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased. Class A Shares may be subject to a CDSC as explained in the Prospectus under "Class A Contingent Deferred Sales Charge".

  2. Class B Shares. Class B Shares are sold at net asset value (see "Net As-set Value") without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distribu-tor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the pur-chase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

  Class B Shares automatically convert into Class A Shares after 8 years after the end of the month in which a stockholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribu-tion services fee.

  For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's ac-count (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will con-vert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

  The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

  3. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSC if they are re-deemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution and services fee of 0.75% (see "About the Distributor" in the Prospectus). The Class C Shares have no conver-sion rights.

  The CDSC will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be as-sessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSC will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Secu-rity Administration) or death of a stockholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and (iii) when Class B or Class C Shares are exchanged for Class B or Class C Shares of other Flagship funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" in the Prospectus). In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted to-wards satisfaction of the period during which a deferred sales charge is im-posed on the Class B or Class C for which the exchange was made.

  4. Class R Shares. You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified cat-egories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former di-rectors of the Fund; bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust depart-ments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differ-ences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate John Nuveen & Co. Incorporated (the "Distributor") for distribution costs associated with the Fund and to an an-nual service fee to compensate Authorized Dealers for providing you with ongo-ing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the serv-ices to be provided by Authorized Dealers against the annual service fee im-posed upon the Class A Shares.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS

  The management of the Corporation, including general supervision of the du-ties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Directors. The Corporation currently has eight directors, two of whom are "interested persons" (as the term "interested per-sons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Corporation and their principal occupations and other affilia-tions during the past five years are set forth below, with those directors who are "interested persons" of the Corporation indicated by an asterisk.

                       POSITIONS
                      AND OFFICES             PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE  WITH TRUST             DURING PAST FIVE YEARS
----------------  --- -----------             ----------------------
Timothy R.        48  Chairman and Chairman since July 1, 1996 of The John
 Schwertfeger*         Director     Nuveen Company, John Nuveen & Co.
 333 West                           Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                       Nuveen Institutional Advisory Corp.; prior
 Chicago, IL                        thereto Executive Vice President and
 60606                              Director of The John Nuveen Company, John
                                    Nuveen & Co. Incorporated, Nuveen Advisory
                                    Corp. (since October 1992) and Nuveen
                                    Institutional Advisory Corp. (since October
                                    1992).

                              POSITIONS
                             AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------        ---  -----------              ----------------------
Anthony T. Dean*        52  President and  President since July 1, 1996 of The John
 333 West Wacker Drive       Director       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                          Incorporated, Nuveen Advisory Corp. and
                                            Nuveen Institutional Advisory Corp.; prior
                                            thereto, Executive Vice President and
                                            Director of The John Nuveen Company, John
                                            Nuveen & Co. Incorporated, Nuveen Advisory
                                            Corp. (since October 1992) and Nuveen
                                            Institutional Advisory Corp. (since October
                                            1992).
Robert P. Bremner       56  Director       Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       63  Director       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                        President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri    64  Director       President and Chief Executive Officer of
 3 West 29th Street                         Blanton-Peale Institute of Religion and
 New York, NY 10001                         Health.
Peter R. Sawers         64  Director       Adjunct Professor of Business and Economics,
 22 The Landmark                            University of Dubuque, Iowa; Adjunct
 Northfield, IL 60093                       Professor, Lake Forest Graduate School of
                                            Management, Lake Forest, Illinois;
                                            Chartered Financial Analyst; Certified
                                            Management Consultant.
William J. Schneider    53  Director       Senior Partner, Miller-Valentine Partners,
 4000 Miller-Valentine                      Vice President, Miller-Valentine Group.
 Ct.
 P.O. Box 744
 Dayton, OH 45401
Judith M. Stockdale     49  Director       Executive Director, Gaylord and Dorothy
 35 E. Wacker Drive                         Donnelley Foundation (since 1994); prior
 Suite 2600                                 thereto, Executive Director, Great Lakes
 Chicago, IL 60601                          Protection Fund (from 1990 to 1994).
Bruce P. Bedford        57  Executive Vice Executive Vice President of John Nuveen &
 333 West Wacker Drive       President      Co. Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                          Nuveen Institutional Advisory Corp. (since
                                            January 1997); prior thereto, Chairman and
                                            CEO of Flagship Resources Inc. and Flagship
                                            Financial Inc. and the Flagship funds.
Michael S. Davern       40  Vice President Vice President of Nuveen Advisory Corp.
 One South Main Street                      (since January 1997); prior thereto, Vice
 Dayton, OH 45402                           President and Portfolio Manager of Flagship
                                            Financial.
William M. Fitzgerald   33  Vice President Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive                      (since December 1995); Assistant Vice
 Chicago, IL 60606                          President of Nuveen Advisory Corp. (from
                                            September 1992 to December 1995), prior
                                            thereto, Assistant Portfolio Manager of
                                            Nuveen Advisory Corp.
Kathleen M. Flanagan    50  Vice President Vice President of John Nuveen & Co.
 333 West Wacker Drive                      Incorporated, Vice President (since June
 Chicago, IL 60606                          1996) of Nuveen Advisory Corp. and Nuveen
                                            Institutional Advisory Corp.
J. Thomas Futrell       42  Vice President Vice President of Nuveen Advisory Corp.
 333 West Wacker Drive
 Chicago, IL 60606

                        POSITIONS
                       AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Richard A.        34  Vice President Vice President of Nuveen Advisory Corp.
 Huber                                (since January 1997); prior thereto, Vice
 One South Main                       President and Portfolio Manager of Flagship
 Street                               Financial.
 Dayton, OH
 45402
Steven J. Krupa   39  Vice President Vice President of Nuveen Advisory Corp.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Anna R.           51  Vice President Vice President of John Nuveen & Co.
 Kucinskis                            Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606
Larry W. Martin   46  Vice President Vice President, Assistant Secretary and
 333 West                             Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President (since May
 Chicago, IL                          1993) and Assistant Secretary of Nuveen
 60606                                Advisory Corp.; Vice President (since May
                                      1993) and Assistant Secretary of Nuveen
                                      Institutional Advisory Corp.; Assistant
                                      Secretary of The John Nuveen Company (since
                                      February 1993).
Edward F.         32  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 One South Main                       December 1993) of Nuveen Advisory Corp.,
 Street Dayton,                       portfolio manager prior thereto; Vice
 OH 45402                             President (since September 1996),
                                      previously Assistant Vice President (since
                                      May 1995) of Nuveen Institutional Advisory
                                      Corp., portfolio manager prior thereto.
Walter K.         48  Vice President Vice President of Nuveen Advisory Corp.
 Parker                               (since January 1997); prior thereto, Vice
 One South Main                       President and Portfolio Manager (since July
 Street                               1994) of Flagship Financial; Portfolio
 Dayton, OH                           Manager and CIO Trust Investor (between
 45402                                1983 and June 1994) for PNC Bank.
O. Walter         58  Vice President Vice President and Controller of The John
 Renfftlen                            Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Thomas C.         46  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        63  Vice President Vice President and Treasurer of The John
 Stabenow                             Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
Jan E.            41  Vice President Vice President of Nuveen Advisory Corp.
 Terbrueggen                          (since January 1997); prior thereto, Vice
 One South Main                       President and Portfolio Manager of Flagship
 Street                               Financial.
 Dayton, OH
 45402
Gifford R.        41  Vice President Vice President, Assistant Secretary and
 Zimmerman             and Assistant  Associate General Counsel formerly
 333 West              Secretary      Assistant General Counsel of John Nuveen &
 Wacker Drive                         Co. Incorporated; Vice President (since May
 Chicago, IL                          1993) and Assistant Secretary of Nuveen
 60606                                Advisory Corp.; Vice President (since May
                                      1993) and Assistant Secretary of Nuveen
                                      Institutional Advisory Corp.; Assistant
                                      Secretary of The John Nuveen Company (since
                                      May 1994).

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to ex-ercise all of the powers of the Board of Directors.

  The directors of the Corporation are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Corporation to each of the directors of the Corporation and the total compensation paid to each director during the fiscal year ended June 30, 1997. The Corporation has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Corporation. Directors Brown, Impellizzeri, Rosenheim and Sawers became directors of this Corporation on January 30, 1997.

                                             AGGREGATE       TOTAL COMPENSATION
                                           COMPENSATION     FROM CORPORATION AND
                                        FROM THE TWO SERIES     FUND COMPLEX
      NAME OF DIRECTOR                  OF THIS CORPORATION  PAID TO DIRECTORS
      ----------------                  ------------------- --------------------
      Robert P. Bremner................       $3,936(1)           $25,333(1)
      Lawrence H. Brown................       $  192              $59,500
      Joseph F. Castellano.............       $3,750              $17,000(1)
      Anne E. Impellizzeri.............       $  192              $59,500
      Paul F. Nezi.....................       $3,750              $17,000(1)
      Margaret K. Rosenheim............       $  209              $67,582(2)
      Peter R. Sawers..................       $  192              $59,500
      William J. Schneider.............       $3,936(1)           $26,333(1)
      Judith M. Stockdale..............       $    0(3)           $     0(3)

--------

(1) Includes compensation received as a trustee of the Flagship Funds, for the period July 1, 1996 to January 31, 1997.

(2) Includes $1,582 in interest accrued on deferred compensation from prior years; former director, retired July 1997

(3) Elected to the Board in July 1997.

  Each director who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Corporation requires no employees other than its officers, all of whom are compensated by Nuveen.

  As of October 2, 1997, to the knowledge of management, the following stock-holder held of record more than 5% of the Class A Shares of the Utility Income
Fund: Merrill Lynch, Pierce, Fenner & Smith FSBC, Attn: Fund Administration, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, 26.23%; and the fol-lowing stockholder held of record more than 5% of the Class C Shares of the Utility Fund: Merrill Lynch, Pierce, Fenner & Smith FSBC, Attn: Fund Adminis-tration, 4800 Deer Lake Dr. E. Fl. 3, Jacksonville, FL 32246-6484, 35.39%. All directors and officers as a group own less than 1% of the outstanding shares as of the above date. The Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

  As stated in the Utility Income Fund Prospectus, Nuveen Advisory Corp. acts as investment adviser (the "Manager") to the Utility Income Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

  See "About the Investment Manager" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obli-gations include: (i) assisting in supervising all aspects of the Utility In-come Fund's operations; (ii) providing the Utility Income Fund, at the Manag-er's expense, with the services of persons competent to perform such adminis-trative and clerical functions as are necessary in order to provide effective corporate administration of the Utility Income Fund; and (iii) providing the Utility Income Fund, at the Manager's expense, with adequate office space and related services. The Utility Income Fund paid $6,194; $0; and $0 to the Man-ager pursuant to its Advisory Agreement for the three fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997, respectively. The amounts paid for the fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997 do not include $145,717; $157,329; and $144,058 respectively, of the Manager's fee which was permanently waived by the Manager for that period. The Utility In-come Fund's accounting records are maintained, at the Utility Income Fund's expense, by its Custodian, The Chase Manhattan Bank.

  The Advisory Agreement will terminate automatically upon assignment and its continuance must be approved annually by the Fund's Board of Directors or a majority of the Fund's outstanding voting shares and in either case, by a ma-jority of the Fund's independent directors. The Advisory Agreement is termina-ble at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Utility Income Fund.

  The Manager of the Utility Income Fund has agreed that in the event the op-erating expenses of the Utility Income Fund (including fees paid by the Util-ity Income Fund to the Manager and payments by the Utility Income Fund to the Distributor but excluding taxes, interest, brokerage and extraordinary ex-penses) for any fiscal year ending on a date on which the Advisory Agreement with the Utility Income Fund is in effect, exceed the expense limitations im-posed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Utility In-come Fund in the amount of such excess. As of the date of this Prospectus, un-der the most restrictive state regulations applicable, the Manager would be required to reimburse the Utility Income Fund such operating expenses exceed-ing 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets. The Manager believes that such operating expenses will be less than such amounts.

  Securities held by the Utility Income Fund may also be held by, or be appro-priate investments for, other investment advisory clients of the Manager and its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Utility Income Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Utility Income Fund and such other clients in a manner deemed equita-ble to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an ad-verse effect on the price of such securities.

                                     TAXES

  References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is sup-plementary.

TAXATION OF THE FUND

  Each Portfolio of the Fund intends to qualify as a regulated investment com-pany ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross in-come from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other in-vestments held for less than three months (this requirement applies only to taxable years beginning on or before August 5, 1997); and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States govern-ment securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting se-curities of such issuer, and (ii) not more than 25% of the value of such Port-folio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

  If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of its investment company taxable income (not in-cluding net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to Federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a re-quired distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be sub-ject to corporate income tax on such retained net capital gain; would desig-nate to stockholders the undistributed capital gain; stockholders would in-clude as long-term capital gain income such undistributed net capital gain; and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

TAX OBJECTIVE OF DIVIDEND POLICY FOR CORPORATE INVESTORS

  The Utility Income Fund's dividend procedures are designed to maximize the federal income tax advantage of the 70% dividends-received deduction to domes-tic corporate stockholders. If the Utility Income Fund did not declare divi-dends on a frequent basis, the net asset value would tend to rise during the period between dividends, due to income received on the investment portfolio and the gradual increase in market value shown by many preferred stocks or other securities as periodic dividend payment dates approach. Under this meth-od, any increase in net asset value would result in short- or long-term capi-tal gains rather than dividend income for stockholders who redeemed shares be-tween dividend payment dates. By averaging the anticipated income on a daily basis and declaring each day's anticipated income as a dividend, the Utility Income Fund seeks to maximize the portion of the Utility Income Fund's income and temporary unrealized appreciation that will qualify as dividend income. Although the Utility Income Fund and the Manager believe that the Utility In-come Fund will be able to achieve its tax objectives, there can be no assur-ances on this matter.

  Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described be-low under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends dis-tributed by the Fund may qualify for the dividends-received deduction.

  In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its invest-ment company taxable income and net capital gain, a portion of each distribu-tion will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital re-duce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

  For purposes of the alternative minimum tax imposed on corporations, alter-native minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative mini-mum taxable income. Accordingly, an investment in the Fund may cause a corpo-rate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS

  In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days during the 90-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend. The hold-ing period requirements are separately applicable to each block of shares ac-quired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period re-quirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregard-ed. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stock-holder will similarly satisfy the 46-day holding period on reinvested divi-dends declared with respect to such shares to the extent that such stockhold-er's total redemptions during any period are properly identified, as described below, as relating to shares with respect to which the stockholder has satis-fied the 45-day period.

  In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

  The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stock-holders are urged to consult their tax advisers.

  A stockholder and the Fund may also be subject to the extraordinary dividend provision of the Code under which a stockholder's basis in stock can be re-duced if certain extraordinary dividends are received.

  Identification of Utility Income Fund Shares. The IRS has specific regula-tions governing the identification of shares to be redeemed by a stockholder that wishes to redeem some, but not all, of its shares. In effect, provided that any shares redeemed are properly identified, as described below, as shares which have been held for more than 45 days, these regulations permit a stockholder to make redemptions on a weekly or even daily basis without ad-versely affecting the availability of the dividends-received deduction.

  The IRS's regulations permit a stockholder to identify specifically the shares to be redeemed, thereby enabling such stockholder to select for redemp-tion those shares having a tax basis and holding period considered to be most favorable by such stockholder. Alternatively, the regulations also permit a stockholder to elect to differentiate shares on the basis of long- and short-term holding periods and to designate from which category the redeemed shares are to be drawn. For tax basis purposes, the basis of all shares in a category will be averaged. In the absence of adequate identification under the rules, any shares redeemed, including classes of shares subject to a contingent de-ferred sales load, will be charged against the earliest lot(s) acquired for both holding period and tax basis purposes.

  Basis Adjustment for Extraordinary Dividends of Utility Income Fund. Under
section 1059 of the Code, a corporation which receives an "extraordinary divi-dend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraor-dinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the divi-dends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent that such untaxed amount exceeds the shareholder's basis, such ex-cess will be taxed as gain upon a sale or disposition of such stock. An ex-traordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stocks).

  For this purpose, generally, all dividends received within any 85-day peri-od, and, if such dividends total more than 20% of the shareholder's basis in its stock, all dividends received within one year, must be aggregated for pur-poses of determining whether such dividends constitute extraordinary divi-dends. The holder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the holder established the fair market value to the satisfaction of the IRS). If the Fund receives any extraordinary dividends (as so defined) with respect to any stock and does not maintain the two-year holding period described above, its basis in such stock will be reduced, and it may recognize additional gain upon disposition of such stock. Similarly, if the dividends received by an investor constitute extraordinary dividends, the investor may be required to recognize additional gain upon redemption. See "Taxes--Capital Gain Dividends" and "Taxes-- Redemptions" in the Utility Income Fund Prospec-tus.

  Section 1059(f) of the Code generally provides that dividends on certain self-liquidating stock are treated as extraordinary dividends without regard to the period that the taxpayer has held such stock. In general, the stock that is subject to this provision is preferred stock which (i) when issued, has a dividend rate which declines (or can reasonably be expected to decline) in the future, (ii) has an issue price in excess of its liquidation rights or stated redemption price, or (iii) is otherwise structured to enable corporate stockholders to reduce tax through a combination of dividend received deduc-tion and loss on the disposition of the stock. Although it is arguable that the dividend rate on adjustable rate preferred stock can reasonably be ex-pected to decline in the future, the Fund does not believe that this provision was intended to cover stock which is not designed to produce both an increased dividends received deduction and a capital loss. The Fund does not intend to invest in stock paying dividends which are treated as extraordinary under this provision.

  In determining whether the two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deductions.

  In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable in-come and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

  Stockholders of a Portfolio will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local tax-es. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of such Portfolio. The price of the additional shares is determined as of the record date for the dividend payment.

  The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

                      YIELD AND TOTAL RETURN CALCULATION

  In accordance with SEC regulations, the Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated (separately for each class of shares) in accordance with the SEC's standardized yield formula. Under this formula, dividend and interest income over the 30 day measurement period, is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year. The Utility Income Fund may quote a tax equivalent yield which reflects the rate a corpo-rate investor (assuming the availability of the 70% dividends-received deduc-tion for all daily dividends and a then appropriate and specified corporate tax rate) would have to earn on a taxable security in order to equal the same after-tax return.

  The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the per-centage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of divi-dends and capital gains distributions. A non-standardized quotation of total return for a particular class of shares will always be accompanied by the "av-erage annual total return" for such class. Average annual total return for any time period is calculated (separately for each class) by assuming an invest-ment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement peri-od, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value dur-ing the investment period is then expressed as an average annual total rate of return. The Utility Income Fund may also quote its current yield and total re-turn of each class on a tax equivalent basis assuming the availability of the 70% dividends-received deduction for all of its daily dividends and a then ap-propriate and specified corporate tax rate. The Utility Income Fund may also quote rankings, yields or returns as published by recognized statistical serv-ices or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Utility Funds" under "Equity Funds," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Per-sonal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Growth and Current Income"; or Morningstar, Inc.'s Mutual Fund Values under "Specialty-- Utilities."

  Current yield and total return of each class will vary from time to time de-pending on market conditions, the composition of the portfolio, operating ex-penses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the per-formance figures of the Utility Income Fund with those of other investment ve-hicles.

  Yield and Total Return Calculation as of June 30, 1997, for the Utility In-come Fund (there is no historical data for Class B or R Shares):

              CURRENT           AVERAGE ANNUAL TOTAL RETURN
              30 DAY            --------------------------------------        INCEPTION
               YIELD            1 YEAR           SINCE INCEPTION*               DATE
              -------           ------           ----------------           -------------
Class A        4.04%            5.28%                 8.02%                 Aug. 26, 1983
Class C        3.67%            9.25%                 8.35%                  July 6, 1993

--------

   *Since inception returns are reflected since the change in investment objectives as of 7/1/92.

                                 DISTRIBUTIONS

  The Utility Income Fund anticipates making daily distributions. The antici-pated daily distributable income of the Utility Income Fund for a particular day will be equal to the "anticipated daily dividend and interest income" for the day, less the "anticipated daily expenses" for that day plus or minus any special adjustment for that day.

  As with all declarations of distributions by investment companies, the net asset value will be reduced by the amount of each daily dividend at the time of declaration.

ANTICIPATED DAILY DIVIDEND AND INTEREST INCOME

  In order to determine this component of anticipated daily distributable in-come, the Manager will first project the amount of the next anticipated divi-dend or interest payment (or accretion of discount in the case of discounted instruments) on each security and the date upon which such dividend or inter-est is scheduled to be paid and will then divide such amount by the number of days from the most recent dividend or interest payment date to the next antic-ipated payment date.

  The Manager will continually monitor each portfolio instrument held by the Utility Income Fund and will revise, as often as appropriate, its projections of the amount and timing of dividend and interest payments. In making any re-vision, the Manager will recalculate the anticipated daily dividend or inter-est income for the instrument and calculate the difference between the origi-nal and revised anticipated daily income figures. The Manager will then use the revised figure after temporarily adjusting it to account for the cumula-tive effect of such revision on the period prior to such revision. In making this temporary adjustment, the Manager will generally add or subtract such difference to or from the revised daily income figure for the particular in-strument for the same number of days as have already elapsed prior to such re-vision during the anticipated payment period. However, if the revised figure is less than 50% of the original figure, the Manager will make such adjustment over a longer period of time or, in extreme cases, will apply such adjustment to other portfolio securities in order to minimize the effect of any such re-vision.

  Special dividends, if any, will not be included in anticipated daily income until declared and will then be included ratably over the number of days re-maining from the time the Manager learns of such declaration to the end of the month following the month during which such dividend is paid (but in no event later than the end of the Utility Income Fund's taxable year).

  There is, of course, no assurance that dividends will be declared by the di-rectors of the companies in which the Utility Income Fund invests or that in-terest will be paid on the debt obligations held by the Utility Income Fund.

ANTICIPATED DAILY EXPENSES

  In order to determine this component of the anticipated daily distributable income, the Manager will first project the total amount of anticipated ex-penses in a proportionate amount for each class and will then divide such amount by the number of days during the year. The Manager will continually monitor the Utility Income Fund's expenses and will revise, as often as appro-priate, its projections of such expenses. In making any revision, the Manager will, in the same manner as described above under "Anticipated Daily Dividend and Interest Income," recalculate the anticipated daily expenses figure and the cumulative difference and will then spread the amount of such difference over the number of days remaining during the year.

SPECIAL ADJUSTMENTS

  Gains and losses on portfolio securities (both realized and unrealized) do not enter into the determination of anticipated daily distributable income even though such gains and losses affect the Utility Income Fund's net asset value and even though realized gains and losses affect the Utility Income Fund's book and taxable income. The Utility Income Fund does not include these gains and losses in the determination of anticipated daily distributable in-come because (i) it is the belief of the Utility Income Fund and the Manager that any component of gains and losses on the sale of securities that is at-tributable to the timing of dividend or interest payments on portfolio securi-ties is likely to be reflected in the anticipated dividend and interest income component of the daily dividend formula and (ii) the Utility Income Fund and the Manager do not expect that a significant portion of the Utility Income Fund's income will be short- or long-term capital gain or loss.

  The Manager will, however, continually monitor the Utility Income Fund's ag-gregate short- and long-term capital gain or loss and ordinary income after taking into account dividends declared with respect to anticipated dividend and interest income on portfolio securities sold prior to the Utility Income Fund being entitled to receive such income. If the Manager concludes that the Utility Income Fund is accumulating short-term capital gain or loss ordinary income in an amount which may be material, the Utility Income Fund reserves the right to adjust the daily dividend so as to more nearly accomplish the Utility Income Fund's objective of distributing as much as practicable of its investment company taxable income in the form of dividends. Any such adjust-ments will be made over the course of such period of not less than 60 days as the Utility Income Fund shall determine (but in no event ending later than the last day of the Utility Income Fund's taxable year).

                                  DISTRIBUTOR

  As stated in the Prospectus, John Nuveen & Co., Incorporated acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement originally dated January 1, 1997. The Dis-tributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. Each Dis-tribution Agreement must be approved in the same manner as the Advisory Agree-ment discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a ma-jority of the Utility Income Fund's outstanding shares on 60 days' written no-tice to the Distributor and by the Distributor on 60 days' written notice to the Utility Income Fund.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such ex-penditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following ac-tivities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, period-ic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment manager and its personnel of any of them for providing services to stockholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to stockholder ac-counts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and stockholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bo-nuses, reporting and recordkeeping and third party consultancy or similar ex-penses relating to any activity for which payment is authorized by the direc-tors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

  The maximum amount payable by the Fund under the Plan and related agreements with respect to Class A Shares is .20% of each Portfolio's average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class B Shares. For Class C Shares, the maxi-mum amount payable annually is .75% of such Portfolio's average daily net as-sets attributable to such Class C Shares. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Dis-tributor or the Fund, the maximum amount payable to any recipient is .000548% per day (.20% on an annualized basis) of the proportion of daily net assets of the Portfolio attributable to Class A Shares represented by such person's cus-tomers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00205% per day (.75% on an annualized basis) of the proportion of average daily net assets of such Port-folio's attributable to Class C Shares represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by a Portfolio will be borne by such persons without any reimbursement from such Portfolio.

  As detailed in the chart below, under its Plan and related agreements, the Flagship Utility Income Fund paid the amounts shown. Amounts permanently waived by the Distributor for the same periods are also shown. There is no historical data for Class B Shares.

 FISCAL YEAR                 AMOUNT PAID                              AMOUNT PERMANENTLY
ENDED JUNE 30               TO DISTRIBUTOR                           WAIVED BY DISTRIBUTOR
-------------               --------------                           ---------------------
Class A
 1993                          $ 53,599                                     $10,139
 1994                           128,548                                          --
 1995                           101,226                                          --
 1996                            92,234                                       9,861
 1997                            73,137                                          --
Class C
 1994                            32,610                                       3,378
 1995                            48,312                                          --
 1996                            53,871                                       2,578
 1997                            50,127                                          --

These amounts are summarized below as to purpose:

 FISCAL YEAR    COMPENSATION   SALARIES &   ADVERTISING &
ENDED JUNE 30    TO BROKERS     BENEFITS     PROMOTIONS     OVERHEAD    TOTAL
-------------   ------------   ----------   -------------   --------   -------
Class A
 1993              36,042        17,557            --           --      53,599
 1994              75,919            --        52,629           --     128,548
 1995              60,804            --        40,422           --     101,226
 1996              60,116        23,120         8,998           --      92,234
 1997*             31,512         8,092         2,321        6,796      48,721
Class C
 1994              32,610            --            --           --      32,610
 1995              37,018         5,929         4,566          799      48,312
 1996              50,580         3,291            --           --      53,871
 1997*             22,239         2,138         2,638        1,696      28,711

* Amounts represent the period from July 1, 1996 through December 31, 1996.

  The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been renewed with respect to the Utility Income Fund, by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indi-rect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be ap-proved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstand-ing shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

  In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the di-rectors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

  Also in its capacity as national wholesale underwriter for shares of the Fund, the Distributor received commissions on sales of the Fund's Class A and Class C Shares offered on a continuous basis for the years ended June 30, 1993, 1994, 1995, 1996 and 1997, as follows (no commissions were received in prior years; there is no historical data for Class B or R Shares):

       FISCAL YEAR                     AGGREGATE                              RETAINED BY
      ENDED JUNE 30                     AMOUNT                                DISTRIBUTOR
      -------------               -------------------                         -----------
      Class A
       1993                           $1,009,000                                $46,000
       1994                              297,500                                 37,300
       1995                               84,100                                 10,200
       1996                              100,800                                 12,600
       1997                               18,900                                  2,400
                                  CONTINGENT DEFERRED
                                     SALES CHARGE
                                  -------------------
      Class C
       1994                           $    2,600
       1995                                4,100
       1996                                1,200
       1997                               10,900

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian for the Utility Income Fund.

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02106, is the transfer agent and dividend disbursing agent for the Util-ity Income Fund. It also maintains the accounting records, determines the net asset value and performs other stockholder services for the Utility Income Fund.

                                   AUDITORS

  Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, are the independent auditors for the Fund effective July 1, 1997.

                            PORTFOLIO TRANSACTIONS

  Subject to policy established by the Fund's Board of Directors, the Manager is primarily responsible for the Utility Income Fund's investment decisions and the placing of securities orders. In placing orders, it is the policy of the Fund that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Portfolio will not necessar-ily always be paying the lowest price or commission available. The Manager does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental invest-ment research to the Fund or the Manager may receive orders for transactions by the Fund. In addition, the Manager may direct brokerage to brokers or deal-ers because of research services provided. Such information may be used by other clients of the Manager and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All re-search shall be paid for in compliance with Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Manager. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1997, the Utility

Income Fund paid $81,938 in brokerage commissions. The preferred stock and other equity securities in which the Utility Income Fund may invest are traded primarily on the national securities exchanges and in the over-the-counter market. Money market securities, bonds and debentures, in which the Manager may invest a portion of the Portfolio's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Manager will deal directly with the brokers and dealers who make a market in the secu-rities involved except in those circumstances where better prices and execu-tion are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer.

  The Manager is able to fulfill its obligations to furnish a continuous in-vestment program to the Portfolio without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated, and does not reduce normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Manager's expenses could be mate-rially increased if it attempted to purchase this type of information or gen-erate it through its own staff.

  One or more of the other accounts which the Manager manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; howev-er, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to pur-chase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager in its discretion in accordance with the accounts' vari-ous investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Manager's organization, outweighs any disadvan-tages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  The various manners in which the shares of the Utility Income Fund are of-fered to the public or may be redeemed, and the method of calculation by the Utility Income Fund of net asset value per share (which is the offering price of the shares plus a sales charge that varies with the amount purchased) are described in the Utility Income Fund's Prospectus.

  Under "Group Purchases," shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

                           SERVICEMARK AND TRADEMARK

  Flagship Financial has obtained federal registration of the Fund's servicemark. In addition, Flagship Financial was granted a federal registered trademark for its use of "Plain Vanilla"(R) in the investment and mutual fund area.

                               OTHER INFORMATION

  The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Statements contained in the Prospectus or in the Statement of Additional In-formation as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such ref-erence.

                                  APPENDIX I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP(R)--A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as pub-lished by Standard & Poor's Corporation) follows:

  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, in-surers, or lessees.

  The rating is not a recommendation to purchase, sell or hold a security, in-asmuch as it does not comment as to market price or suitability for a particu-lar investor.

  The ratings are based on current information furnished by the issuer and ob-tained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

  I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II. Nature of and provisions of the obligation;

  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

l. Long-term bonds

 AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
 AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
 A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
 BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
 BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

  Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

  Provisional Ratings: The letter "P" indicates that the rating is provision-al. A provisional rating assumes the successful completion of the project be-ing financed by the bonds being rated and indicates that payment of debt serv-ice requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Preferred stock rating criteria

  Preferred stock ratings reflect the merits of each issue relative to the universe of preferreds, and not in relation to debt obligations. Since pre-ferred stock is by definition a junior ranking security, preferred stock rat-ings do not factor in the security's junior position--in a bankruptcy reorga-nization or liquidation--to a company's debt obligations. However, preferred stock cannot be rated higher than a company's highest-ranking debt obligations because the same basic methodology and ratio norms are used to rate both types of securities.

  The financial analysis performed in conjunction with preferred stock ratings is virtually the same as that used to rate debt. Fixed-charge coverage and capitalization ratios are calculated treating preferred stock obligations as though they were debt. Accordingly, if there is a substantial amount of pre-ferred, the rating on preferred stock could differ greatly from the debt rat-ing; the company has less capacity to pay dividends and debt service than it has to meet debt service alone. The size of the differential is a function of how much preferred is outstanding. (While the gap can be a full rating cate-gory or more, a large amount of preferred will drag down the debt rating as well. Even though a company under duress can stop paying the preferred divi-dends to avoid default, the burden of the preferred increases the risk that the company will face such a financial crisis. The company will pay dividends as long as possible; this can sap its financial strength or siphon off funds that otherwise could be used to protect the firm's competitive position.)

  Preferred stock ratings also consider the vulnerability of the dividend to the firm's discretionary passing on a payment. It is often appropriate to rate preferred stock lower than indicated by pure financial analysis -- and well below the debt rating--in the case of speculative grade credits. Such issuers may be expected to eliminate preferred dividends to help avoid financial constraints. Similarly, covenants in debt instruments can endanger payment of preferred dividends even if financial measures indicate a capacity to pay.

  MOODY'S INVESTORS SERVICE INC.--A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

l. Long-term bonds

  Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally sta-ble, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to im-pair the fundamentally strong position of such issues. With the occasional ex-ception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

  Aa--Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than the Aaa Securi-ties. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving secu-rity to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality fre-quently move in parallel with Aaa and Aa obligations, with the occasional ex-ception of oversupply in a few specific instances.

  Baa--Bonds which are rated Baa are considered as lower medium grade obliga-tions, i.e., they are neither highly protected nor poorly secured. Interest payments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa mar-ket valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

  Ba-C--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of po-sition characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor stand-ing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent ob-ligations which are speculative in a high degree. Such issues are often in de-fault or have other marked shortcomings. Bonds which are rated C are the low-est rated class of bonds, and issues so rated can be regarded as having ex-tremely poor prospects of ever attaining any real investment standing.

  Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier l indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Con.--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of pro-jects unseasoned in operating experience, (c) rentals which begin when facili-ties are completed, or (d) payments to which some other limiting condition at-taches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Preferred Stock

 aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
 aa  An issue which is rated "aa" is considered a high-grade preferred stock.
     This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
 a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
 baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
 ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.
 b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
 caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
 ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
 c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of everattaining any real investment standing.

--------
*Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

l. Long-term bonds

 AAA                Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong
                    ability to pay interest and repay principal, which is
                    unlikely to be affected by reasonably foreseeable events.
 AA                 Bonds considered to be investment grade and of very high
                    credit quality. The obligor's ability to pay interest and
                    repay principal is very strong, although not quite as
                    strong as bonds rated "AAA'. Because bonds rated in the
                    "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of
                    these issuers is generally rated "F-l+'.
 A                  Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay
                    principal is considered to be strong, but may be more
                    vulnerable to adverse changes in economic conditions and
                    circumstances than bonds with higher ratings.
 BBB                Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and
                    repay principal is considered to be adequate. Adverse
                    changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the
                    ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
 Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the
                    rating category. Plus and minus signs, however, are not
                    used in the "AAA' category. NR Indicates that Fitch does
                    not rate the specific issue.
 Conditional        A conditional rating is premised on the successful
                    completion of a project or the occurrence of a specific
                    event.
 Suspended          A rating is suspended when Fitch deems the amount of
                    information available from the issuer to be inadequate for rating purposes.
 Withdrawn          A rating will be withdrawn when an issue matures or is
                    called or refinanced, and, at Fitch's discretion, when an
                    issuer fails to furnish proper and timely information.
 FitchAlert         Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated
                    as "Positive," indicating a potential upgrade, "Negative,"
                    for potential downgrade, or "Evolving," where ratings may
                    be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.
 Credit Trend       Credit trend indicators show whether credit fundamentals
                    are improving, stable, declining, or uncertain, as follows:
                    Improving
                    Stable
                    Declining
                    Uncertain
                    Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than
                    issues placed on FitchAlert.

  DUFF & PHELPS CREDIT RATING SCALE--A brief description of the applicable Duff & Phelps rating symbols and their meanings follows:

 AAA  Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
 AA+  High credit quality. Protection factors are strong. Risk is modest but
 AA   may vary slightly from time to time because of economic conditions.
 AA-
 A+   Protection factors are average but adequate. However, risk factors are
 A    more variable and greater in periods of economic stress.
 A-
 BBB+ Below average protection factors but still considered sufficient for
 BBB  prudent investment. Considerable variability in risk during economic
 BBB- cycles.
 BB+  Below investment grade but deemed likely to meet obligations when due.
 BB   Present or prospective financial protection factors fluctuate according
 BB-  to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.
 B+   Below investment grade and possessing risk that obligations will not be
 B    met when due. Financial protection factors will fluctuate widely
 B-   according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
 CCC  Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
      Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
 DD   Defaulted debt obligations, issuer failed to meet scheduled principal and/or interest payments.
 DP   Preferred stock with dividend arrearages.

                                  APPENDIX II

                       DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been de-signed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a fund's ex-isting or anticipated holdings of long-term debt securities. When a fund pur-chases a financial future, it deposits in cash or securities an "initial mar-gin" of between 1% and 5% of the contract amount. Thereafter, the fund's ac-count is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The fund must make addi-tional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the fund may close out its position at any time prior to expiration of the financial future by taking an opposite posi-tion. At closing a final determination of debits and credits is made, addi-tional cash is paid by or to the fund to settle the final determination and the fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a fund's exist-ing or anticipated holdings of long-term debt securities. For example, if a fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the fund's portfolio would decline, but the value of the fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by a fund as a hedging device, perhaps the most significant is the imperfect correlation be-tween movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the finan-cial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements, the fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. A fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to finan-cial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The pur-chase of put options on financial futures is analogous to the purchase of put options by a fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. An index which assigns relative values to the securities in-cluded in the index is traded on the Chicago Board of Trade. The index fluctu-ates with changes in the market values of all such securities included rather than a single security. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any securi-ty--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is simi-lar to traditional financial futures except that settlement is made in cash.

  Index Options. The Fund may also purchase put or call options on U.S. Gov-ernment or equity index futures and enter into closing transactions with re-spect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon ex-ercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exer-cise, is less than the exercise price of the option on the index future.

  Index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No fund will enter into transactions in index or financial futures or related op-tions unless and until, in the Manager's opinion, the market for such instru-ments has developed sufficiently.

REPURCHASE AGREEMENTS

  A fund may invest temporarily up to 5% of its assets in repurchase agree-ments, which are agreements pursuant to which securities are acquired by such fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which such fund is autho-rized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A fund may enter into repurchase agreements with
(i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or deal-ers meet the creditworthiness standards established by the Fund's Board of Di-rectors ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series Board of Directors.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or oth-erwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liqui-dation or reorganization under applicable bankruptcy or other laws, the se-ries' ability to dispose of the underlying securities may be restricted. Fi-nally, it is possible that the series may not be able to substantiate its in-terest in the underlying securities. To minimize this risk, the securities un-derlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued inter-est. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the fund to keep all its assets earning interest while retaining "over-night" flexibility in pursuit of investments of a longer-term nature.

                                 APPENDIX III

                             TAX EQUIVALENT YIELD

  This chart shows the taxable yield that a corporate investor would have to earn in order to equal the amount of after tax income generated by the given Fund yield.

FUND YIELD                     CORPORATE TAXABLE                                       FUND YIELD
 (BEFORE                          FUND YIELD                                            (BEFORE
   TAX)                           (AFTER TAX)                                             TAX)
----------                     -----------------                                       ----------
   6.00%                              5.37%                                               8.26%
   7.00                               6.27                                                9.64
   8.00                               7.16                                               11.02
   9.00                               8.06                                               12.39
  10.00                               8.95                                               13.77
  11.00                               9.85                                               15.15
  12.00                              10.74                                               16.52
  13.00                              11.64                                               17.90
  14.00                              12.53                                               19.28
  15.00                              13.43                                               20.65
  16.00                              14.32                                               22.03

--------
*Assuming that all the Fund's income qualifies for the 70% corporate dividend-received deduction and that the corporate investor is at a maximum Federal tax rate (35% tax rate).

                                     III-1

NUVEEN
Growth and Income
Mutual Funds


June 30, 1997

Annual Report

Seeking income for today and
growth for tomorrow.

                                         [PHOTO APPEARS HERE]



Utility
Income Fund

                                   Contents






                             1  Dear Shareholder

                             4  Portfolio Manager's
                                Comments

                             6  Utility Income
                                Fund Overview

                             9  Financial Section

                            23  Shareholder Meeting Report

                            24  Fund Information

                               Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It is my pleasure to report to you on the performance of the Flagship Utility Income Fund for the fiscal year ended June 30, 1997, and to welcome new shareholders to the Nuveen family of investments. The fund performed well over the past year, rewarding investors in the fund's Class A shares with a total return on net asset value of 9.89% with income and dividends reinvested, outpacing the 5.18% return achieved by the Standard & Poor's Utility Index. This strong performance was achieved during an unusually volatile period within the utility industry, as talk of deregulation took center stage in the telecommunications and electric utility sectors.

Finding Value in Today's Market

Despite the varying market conditions among some sectors of the utility industry, the Flagship Utility Income Fund produced consistent dividend returns of $.635 per Class A share, resulting in a 5.52% current yield for the year. The fund achieved its goals of providing attractive monthly income


------
1

"The fund achieved its goals of providing attractive monthly income and preservation of capital."

and preservation of capital. In addition, the fund continues to strive for the long-term growth of both dividends and capital, providing a hedge against inflation. By investing in utility stocks that have a history of increasing dividends, the portfolio team works to ensure the long-term growth of the fund's dividends, as well as to take advantage of the capital appreciation opportunities in the stock market.

Expanded Investment Solutions for You

Since our last report, Flagship Resources Inc. has joined the Nuveen family of investments. To those investors who have joined Nuveen from Flagship, we offer a special welcome. The merging of the two investment companies has allowed us to expand the array of products and services available to our investors. In addition to the 35 municipal mutual funds now available, Nuveen offers a variety of other products and services designed for the distinct needs of investors who rely on their investment portfolios as their principal source

------
2
of income and financial security. We are celebrating the successful first year of our highly rated Growth and Income Fund, as well as our two new balanced stock and bond funds. Nuveen is also now directly involved in helping individual investors manage their investments through our private asset management service.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.


Sincerely,



/s/ Timothy R. Schwertfeger
-----------------------------
Timothy R. Schwertfeger
Chairman of the Board
August 15, 1997


------
3

                         Portfolio Manager's Comments


Portfolio Manager Rick Huber talks about the utilities market and offers insights into factors that affected fund performance over the past year.


Investment Goals and Objectives

The goal of the fund is to provide an attractive rate of return with long-term growth of capital. The Utility Income Fund provides an opportunity for conservative investors to receive the consistent level of income found in fixed-income investments, while gaining the capital appreciation found only in equity securities. We work to ensure that the principal grows faster than inflation and that there is potential growth in the dividend as well.

The Market Over the Past Year

Over the past few years, utility companies across the country have been preparing for and reacting to deregulation. The natural gas industry appears to have recovered from the effects of the deregulation it experienced in the early 1990s. Most companies in this sector have realigned themselves to the new market environment and are performing well. However, the effects of deregulation in the electric utility and telecommunications sectors remain to be seen. In the past year, five states have passed such legislation, and many others are expected to vote on the matter in the coming year. Since talk of deregulating electric utilities began in 1992, the prices of stocks in these companies have become significantly more volatile. However, the Utility Income Fund has taken a conservative approach to investing in these stocks, carefully selecting those companies that we believe are well-positioned for the impending competitive environment.


------
4

"Our successful value-oriented stock selection approach has allowed us to achieve solid performance with less risk."


Fund Performance

Our successful value-oriented stock selection approach has allowed us to achieve solid performance with less risk. In the uncertain deregulatory environment, we strive to preserve capital and generate consistent dividends, reducing risk and exposure to the more volatile segments of the utility industry. With its conservative positioning, the fund has outperformed the Standard & Poor's Utility Index in down markets, but has lagged the index somewhat in stronger markets.

Expectations for the Future

As the results of proposed deregulatory legislation take shape in the coming year, prices of utility stocks are likely to become even more volatile. However, once the fall-out occurs, the industry will begin to settle into the new competitive environment. In the meantime, utility companies will continue to prepare for competition, and a number of strong companies are expected to take advantage of the domestic and international opportunities that will arise. At Nuveen, we will continue to seek value in the marketplace, particularly in the electric utility, natural gas and telecommunications sectors. In addition, we will continue to moderate the volatility of the fund and support the strong dividend with high-quality securities.


------
5

                              Utility Income Fund
                              Overview

-------------------------------------------------------------------------
Top Ten Stock Holdings
-------------------------------------------------------------------------

MCN Corporation                                                       5.7%
 .........................................................................
MidAmerican Energy Holdings                                           4.4%
 .........................................................................
Philips Gas Company                                                   3.6%
 .........................................................................
Consolidated Edison Company                                           3.3%
 .........................................................................
Piedmont Natural Gas Company                                          3.1%
 .........................................................................
Med-Ed Capital                                                        3.0%
 .........................................................................
Alabama Power Company                                                 2.9%
 .........................................................................
GPU, Inc.                                                             2.9%
 .........................................................................
FPL Group, Inc.                                                       2.7%
 .........................................................................
Texas Utilities Company                                               2.7%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Stock Diversification
-------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Electric                                                               64%
Telecommunications                                                     14%
Finance                                                                 3%
Natural Gas/Pipeline                                                   16%
Waste Disposal                                                          3%
-------------------------------------------------------------------------


Fund Highlights
=========================================================================
Share Class                                                     A       C

Inception Date                                               8/83    7/93
 .........................................................................
Net Asset Value (NAV)                                      $11.51  $11.49
 .........................................................................
Last Monthly Dividend                                       .0529   .0481
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Total Net Assets ($000)                                           $25,711
 .........................................................................
Number of Stocks                                                       43
 .........................................................................
Turnover Rate                                                        128%
 .........................................................................
Expense Ratio (after reimbursement)                         0.98%   1.53%
 .........................................................................
Portfolio Allocation                     Common Stocks   Preferred Stocks
                                                   63%                37%
-------------------------------------------------------------------------

Annualized Total Return/1/
=========================================================================
Share Class                     A(NAV)     A(Offer)       C

1-Year                           9.89%        5.28%   9.25%
 .........................................................................
Since Inception/2/               8.96%        8.02%   8.35%
-------------------------------------------------------------------------

Dividend Yields
=========================================================================
Share Class                     A(NAV)     A(Offer)       C

Distribution Rate                5.52%        5.29%   5.02%
 .........................................................................
SEC 30-Day Yield                 4.22%        4.04%   3.67%
=========================================================================




                                     -----

                                                    Flagship Utility Income Fund
                                                     June 30, 1997 Annual Report



1 Returns for Class A are actual. Returns for Class C are actual for the period since inception and prior to class inception are the returns for Class A, adjusted for the difference in sales charge and expenses. Class A shares have a 4.20% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.

2 Since inception returns are reflected since the change in investment objectives as of 7/01/92.

3 The Index Comparison shows the change in value of a $10,000 investment in the A shares of the fund compared with the Standard & Poor's 500 Index and the Standard & Poor's Utility Index. The S&P Indexes do not reflect any initial or ongoing expenses. The Utility Income Fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

[LINE GRAPH APPEARS HERE]

Flagship Utility          Flagship Utility
Income Fund (Offer)       Income Fund (NAV)       S&P Utility Index      S&P 500
-------------------       -----------------       -----------------      -------
      9580                     10000                   10000             10000
      9796.03                  10225.5                 10741             10403
      9842.94                  10274.5                 10613.2           10192.9
      9907.09                  10341.5                 10787.2           10310.1
      9849.24                  10281.1                 10637.3           10347.2
      9885.44                  10318.9                 10572.4           10695.9
      10088.3                  10530.6                 11056.6           10836
      10263.1                  10713.1                 11180.5           10915.1
      10629.1                  11095.2                 11936.3           11062.5
      10776.3                  11248.7                 12244.2           11300.3
      10773.9                  11246.3                 11936.9           11023.5
      10743.6                  11214.7                 11878.4           11321.1
      11095.9                  11582.4                 12529.3           11358.5
      11250.6                  11743.9                 12761.1           11305.1
      11598                    12106.4                 13326.4           11735.8
      11590.1                  12098.1                 13403.7           11648.9
      11512.5                  12017.2                 13323.3           11885.4
      11115.3                  11602.6                 12595.9           11773.7
      11212                    11703.6                 12642.5           11918.5
      11185.1                  11675.5                 12680.4           12317.8
      10799.1                  11272.5                 11908.1           11985.2
      10469                    10928                   11603.3           11463.8
      10691.9                  11160.5                 11833             11612.9
      10506                    10966.5                 11460.3           11802.2
      10338.6                  10791.7                 11601.3           11510.6
      10577.5                  11041.1                 11935.4           11891.6
      10635.4                  11101.5                 11845.9           12375.6
      10400.4                  10856.3                 11658.7           12077.4
      10458.9                  10917.3                 11701.8           12354
      10319.5                  10771.8                 11473.7           11900.6
      10400.6                  10856.4                 11645.8           12074.3
      10835.1                  11310                   12494.7           12388.2
      11044.4                  11528.5                 12418.5           12868.9
      11004.2                  11486.6                 12449.6           13249.8
      11219.6                  11711.4                 12845.5           13635.4
      11640.8                  12151                   13193.6           14174
      11654.7                  12165.5                 13373             14507.1
      11693.3                  12205.7                 13653.8           14990.2
      11823.6                  12341.8                 13869.6           15030.6
      12332.2                  12872.8                 14864             15660.4
      12614.2                  13167                   15156.8           15605.6
      12802.6                  13363.8                 15302.4           16292.3
      13192.3                  13770.5                 16517.3           16593.7
      13360.9                  13946.5                 16667.7           17164.5
      13196.4                  13774.7                 15946             17329.3
      13106.1                  13680.5                 15737.1           17495.6
      12906.4                  13472                   15847.2           17752.8
      12922.9                  13489.2                 15744.2           18210.8
      13381.7                  13968.2                 16525.1           18285.5
      13000.2                  13570                   15416.3           17471.8
      13174.5                  13752                   15775.5           17842.2
      13201.4                  13780                   15926.9           18844.9
      13585.7                  14181.2                 16718.5           19361.3
      14031.2                  14646.2                 17093             20830.8
      14048.2                  14663.9                 16988.7           20422.5
      14189.9                  14811.7                 17072             21698.4
      14330.7                  14958.8                 16928.6           21868.5
      13933.1                  14543.8                 16415.6           20971.7
      13886.4                  14495                   16691.8           22221.7
      14358.4                  14987.6                 17435.7           23572.7
      14705.5                  15349.9                 17974.3           24628.8

 .   S&P 500                                   $24,629
 .   S&P Utility Index                         $17,974
 .   Flagship Utility Income Fund (NAV)        $15,350
 .   Flagship Utility Income Fund (Offer)      $14,705

Past performance is not predictive of future performance.

                                     -----

Financial Section


        Contents

10      Portfolio of Investments

12      Statement of Net Assets

13      Statement of Operations

14      Statement of Changes
        in Net Assets

15      Notes to Financial Statements

19      Financial Highlights

22      Independent Auditors' Report

-----
9

                 Portfolio of Investments
                 Flagship Utility Income Fund

     Shares      Description                                      Market Value
------------------------------------------------------------------------------
                 COMMON STOCK--61.1%
                 Electric Utility--39.3%
     19,500      CMS Energy Corporation                            $   687,375
     20,000      DTE Energy Company                                    552,500
     10,000      Duke Energy Corp.                                     479,375
     22,250      DQE, Inc.                                             628,563
     23,000      Edison International                                  572,125
     24,700      Entergy Corporation                                   676,163
     15,000      Florida Progress Corporation                          469,687
     15,000      FPL Group, Inc.                                       690,938
     20,000      GPU, Inc.                                             717,500
     14,900      NIPSCO Industries, Inc.                               615,556
     25,000      Ohio Edison Company                                   545,312
     20,000      Public Service Enterprise Group, Inc.                 500,000
     28,600      Rochester Gas & Electric Corporation                  602,387
     15,000      SCANA Corporation                                     372,187
     20,000      Southern Company                                      437,500
     20,000      Texas Utilities Company                               688,750
     18,600      United Illuminating Company                           574,275
     10,000      UtiliCorp United, Inc.                                291,250
--------------------------------------------------------------------------------
                 Natural Gas/Pipeline--8.9%
     10,000      Consolidated Natural Gas Company                      538,125
     21,400      MCN Corporation                                       655,375
     15,000      NUI Corporation                                       336,562
     30,000      Piedmont Natural Gas Company, Inc.                    770,625
--------------------------------------------------------------------------------
                 Telecommunications--9.7%
     10,000      Ameritech Corporation                                 679,375
     10,000      BellSouth Corporation                                 463,750
     10,000      GTE Corporation                                       438,750
     10,000      MCI Communications Corporation                        382,813
     10,000      Sprint Corporation                                    526,250
--------------------------------------------------------------------------------

                 -----

                                                    Flagship Utility Income Fund
                                                     June 30, 1997 Annual Report

     Shares    Description                                               Market Value
-------------------------------------------------------------------------------------
               Common Stock--continued

               Waste Disposal--3.2%
     15,000    Browning-Ferris Industries, Inc.                         $     498,750

     10,000    Waste Management, Inc.                                         321,250
-------------------------------------------------------------------------------------
               Total Common Stock (cost $14,316,812)                       15,713,068
-------------------------------------------------------------------------------------
               Preferred Stock--36.6%
               Electric Utility--23.5%
     30,000    Alabama Power Company (7.600%)                                 735,000

     20,000    Atlantic Energy, Inc. (8.250%)                                 495,000

     33,400    Consolidated Edison Company (7.750%) Series A                  826,650

     17,969    Houston Industries, Incorporated (8.125%)                      445,856

     20,000    Illinois Power Company (9.450%) Series A                       523,750

     30,000    Med-Ed Capital (9.000%) Series A                               761,250

     44,000    MidAmerican Energy Holdings Company (7.980%) Series A        1,100,000

     20,000    Mission Energy Company (9.875%) Series A                       537,500

     25,000    Western Resources, Inc. (7.875%) Series A                      612,500
-------------------------------------------------------------------------------------
               Finance--2.5%
     26,875    Pacific Telesis Group (7.560%)                                 651,719
-------------------------------------------------------------------------------------
               Natural Gas/Pipeline--6.6%
     30,000    MCN Corporation (9.375%) Series A                              787,500

     35,000    Phillips Gas Company (9.320%) Series A                         910,000
-------------------------------------------------------------------------------------
               Telecommunications--4.0%
     20,000    GTE Corporation (9.250%) Series Z                              532,500

     20,000    MCI Communications Corporation (8.000%) Series A               500,000
-------------------------------------------------------------------------------------
               Total Preferred Stock (cost $9,378,490)                      9,419,225
               ----------------------------------------------------------------------
               Total Investments (cost $23,695,302) 97.7%                  25,132,293
               ----------------------------------------------------------------------
               Other Assets Less Liabilities--2.3%                            578,958
               ----------------------------------------------------------------------
               Net Assets--100%                                         $  25,711,251
               ======================================================================


-----                            See accompanying notes to financial statements.
11

Statement of Net Assets
June 30, 1997

-------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $23,695,302)
  (note 1)                                                         $ 25,132,293
Cash                                                                    736,704
Receivables:
  Dividends and interest                                                 98,621
  Shares sold                                                             4,882
Other assets                                                              2,633
-------------------------------------------------------------------------------
    Total assets                                                     25,975,133
-------------------------------------------------------------------------------
Liabilities
Payable for Shares redeemed                                              63,637
Accrued expenses:
  Management fees (note 6)                                                6,513
  12b-1 distribution and service fees (notes 1 and 6)                    10,958
  Other                                                                  65,576
Dividends payable                                                       117,198
-------------------------------------------------------------------------------
    Total liabilities                                                   263,882
-------------------------------------------------------------------------------
Net assets (note 7)                                                $ 25,711,251
===============================================================================
Class A Shares (note 1)
Net assets                                                         $ 20,156,732
Shares outstanding                                                    1,751,260
Net asset value and redemption price per share                     $      11.51
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                 $      12.01
===============================================================================
Class C Shares (note 1)
Net assets                                                         $  5,554,519
Shares outstanding                                                      483,391
Net asset value, offering and redemption price per share           $      11.49
===============================================================================

12                              See accompanying notes to financial statements.

Statement of Operations                            Flagship Utility Income Fund
Year ended June 30, 1997                           June 30, 1997 Annual Report

-------------------------------------------------------------------------------

Investment Income (note 1)
Dividends                                                        $    1,960,325
Interest                                                                  5,302
-------------------------------------------------------------------------------
Total investment income                                               1,965,627
-------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                141,226
12b-1 distribution and service fees -- Class A (notes 1 and 6)           73,137
12b-1 distribution and service fees -- Class C (notes 1 and 6)           50,127
Shareholders' servicing agent fees and expenses                          57,986
Custodian's fees and expenses                                            53,761
Directors' fees and expenses (note 6)                                     6,338
Professional fees                                                        26,371
Shareholders' reports -- printing and mailing expenses                   21,620
Federal and state registration fees                                      33,758
Other expenses                                                            1,922
-------------------------------------------------------------------------------
Total expenses before reimbursement                                     466,246
  Expense reimbursement (note 6)                                       (158,085)
-------------------------------------------------------------------------------
Net expenses                                                            308,161
-------------------------------------------------------------------------------
Net investment income                                                 1,657,466
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) From Investments
Net realized gain from investment transactions (notes 1 and 4)        2,155,531
Net change in unrealized appreciation or depreciation
  of investments                                                     (1,227,092)
-------------------------------------------------------------------------------
Net gain from investments                                               928,439
-------------------------------------------------------------------------------
Net increase in net assets from operations                       $    2,585,905
===============================================================================

13                              See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                         Year ended         Year ended
                                                                            6/30/97            6/30/96
                      =================================================================================

                      Operations
                      Net investment income                               $ 1,657,466      $ 1,814,538
                      Net realized gain from investment transactions
                         (notes 1 and 4)                                    2,155,531          777,426
                      Net change in unrealized appreciation
                         or depreciation of investments                    (1,227,092)       1,636,281
                      ---------------------------------------------------------------------------------
                      Net increase in net assets from operations            2,585,905        4,228,245
                      ---------------------------------------------------------------------------------
                      Distributions to Shareholders (note 1)
                      From undistributed net investment income:
                         Class A                                           (1,294,422)      (1,498,943)
                         Class C                                             (301,321)        (318,359)
                      ---------------------------------------------------------------------------------
                      Decrease in net assets from
                         distributions to shareholders                     (1,595,743)      (1,817,302)
                      ---------------------------------------------------------------------------------
                      Fund Share Transactions (note 2)
                      Net proceeds from sale of shares                      2,079,070        5,651,810
                      Net proceeds from shares issued to shareholders
                         due to reinvestment of distributions                 814,896        1,008,036
                      ---------------------------------------------------------------------------------
                                                                            2,893,966        6,659,846
                      ---------------------------------------------------------------------------------
                      Cost of shares redeemed                              (9,484,267)      (8,260,723)
                      ---------------------------------------------------------------------------------
                      Net increase (decrease) in net assets from
                         Fund share transactions                           (6,590,301)      (1,600,877)
                      ---------------------------------------------------------------------------------
                      Net increase (decrease) in net assets                (5,600,139)         810,066
                      Net assets at the beginning of year                  31,311,390       30,501,324
                      ---------------------------------------------------------------------------------
                      Net assets at the end of year                       $25,711,251      $31,311,390
                      =================================================================================
                      Balance of undistributed net
                         investment income at end of year                 $    61,723      $        --
                      =================================================================================


                      =====      See accompanying notes to financial statements.

Notes to Financial Statements                      Flagship Utility Income Fund
                                                    June 30, 1997 Annual Report

1. General Information and Significant Accounting Policies

The Flagship Utility Income Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, the distributor (the "Distributor") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Prior to February 1997, net investment income was declared daily and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually.


=====
15

Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C and R Shares but to date has not issued Class B or Class R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 distribution and service fees. Class A share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending on the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

=====
16

                                                    Flagship Utility Income Fund
                                                     June 30, 1997 Annual Report



2. Fund Shares
Transactions in Fund shares were as follows:

                                      Year ended                      Year ended
                                        6/30/97                        6/30/96
------------------------------------------------------------------------------------
                                  Shares         Amount         Shares        Amount
------------------------------------------------------------------------------------
Shares sold:
  Class A                        139,470    $ 1,528,638        376,821   $ 4,133,502
  Class C                         49,660        550,432        140,200     1,518,308

Shares issued to shareholders due to
  reinvestment of distributions:

  Class A                         58,233        645,196         73,749       794,949
  Class C                         15,336        169,700         19,781       213,087
------------------------------------------------------------------------------------
                                 262,699      2,893,966        610,551     6,659,846
------------------------------------------------------------------------------------
Shares redeemed:
  Class A                       (700,730)    (7,812,755)      (637,030)   (6,879,696)
  Class C                       (150,184)    (1,671,512)      (128,817)   (1,381,027)
------------------------------------------------------------------------------------
                                (850,914)    (9,484,267)      (765,847)   (8,260,723)
------------------------------------------------------------------------------------
Net increase (decrease)         (588,215)   $(6,590,301)      (155,296)  $(1,600,877)
------------------------------------------------------------------------------------

3. Distributions to Shareholders
On July 9, 1997, the Fund declared a dividend distribution from its net investment income which was paid on August 1, 1997, to shareholders of record on July 9, 1997, as follows:

----------------------------------------------------------------------------
Dividend per share:
  Class A                                                             $.0529
  Class C                                                              .0481
----------------------------------------------------------------------------
4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks for the fiscal year ended June 30, 1997, equaled $35,892,430 and $42,989,894, respectively. Purchases and sales (including maturities) of temporary investments for the fiscal year ended June 30, 1997 equaled $1,000,000 and $1,000,000, respectively.

At June 30, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At June 30, 1997, the Fund has unused capital loss carryforwards of $5,923,494 available for federal income tax purposes to be applied against future capital gains, if any. If not applied $1,285,220 of the carryover will expire in the year 1998, $1,876,786 will expire in the year 1999, $1,241,875 will expire in the year 2002 and $1,519,613 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At June 30, 1997, net unrealized appreciation aggregated $1,436,991 of which $1,800,907 related to appreciated securities and $363,916 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $100 million                                          .5000 of 1%
For the next $100 million                                           .4500 of 1
For the next $100 million                                           .4000 of 1
For the next $200 million                                           .3500 of 1
For net assets over $500 million                                    .3000 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended June 30, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly owned subsidiary of Flagship Resources Inc.) collected gross sales charges on Class A Shares of approximately $18,900 of which approximately $16,500 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 distribution and service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $2,400 in commission advances. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained $10,900 of CDSC on share redemptions for the fiscal year ended June 30, 1997.

7. Composition of Net Assets

At June 30, 1997, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $30,222,448
Balance of undistributed net investment income                           61,723
Accumulated net realized gain (loss) from investment transactions    (6,009,911)
Net unrealized appreciation of investments                            1,436,991
--------------------------------------------------------------------------------
   Net assets                                                       $25,711,251
================================================================================

Financial Highlights

          Financial Highlights

          Selected data for a common share outstanding is as follows:

Class (Inception date)                                  Operating performance         Less distributions
                                                        ---------------------      -------------------------
                                                                          Net
FLAGSHIP UTILITY INCOME FUND***           Net                    realized and                                       Net        Total
                                        asset                      unrealized      Dividends                      asset       return
                                        value            Net      gain (loss)       from net    Distributions     value       on net
Year ending                         beginning     investment             from     investment     from capital    end of        asset
June 30,                            of period      income(b)      investments         income            gains    period     value(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (8/83)
   1997                                $11.09          $ .66          $   .40         $ (.64)          $   --   $ 11.51       9.89%
   1996                                 10.24            .64              .85           (.64)              --     11.09      14.82
   1995                                  9.69            .64              .55           (.64)              --     10.24      12.73
   1994                                 11.04            .63            (1.34)          (.64)              --      9.69      (6.83)
   1993**                               10.18            .67              .86           (.67)              --     11.04      15.86
   1992                                  9.51            .67              .69           (.69)              --     10.18      14.69
   1991                                 10.45            .76             (.88)          (.82)              --      9.51      (1.14)
   1990                                 11.17            .80             (.50)         (1.02)              --     10.45       2.56
   1989                                 12.35           1.06            (1.27)          (.97)              --     11.17      (1.70)
   1988                                 15.50           1.15            (3.12)         (1.18)              --     12.35     (13.60)
Class C (7/93)
   1997                                 11.08            .61              .38           (.58)              --     11.49       9.25
   1996                                 10.24            .58              .84           (.58)              --     11.08      14.15
   1995                                  9.69            .59              .55           (.59)              --     10.24      12.14
   1994(d)                              11.05            .59            (1.39)          (.56)              --      9.69      (7.52)*
====================================================================================================================================

*   Annualized.
** All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.
*** Information included prior to the year ending June 30, 1991, reflects the financial highlights of Flagship Basic Value Fund.
(a) Total returns are calculated on net asset value without any sales charge.
(b) After waiver of certain management fees or reimbursement of expenses by Nuveen Advisory or its predecessor Flagship Financial.
(c) Average commission rate paid on equity portfolio transactions.
    Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.
(d) From commencement of class operations as noted.

                                                    Flagship Utility Income Fund
                                                    June 30, 1997 Annual Report

                                                     Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                                Ratio                                 Ratio
                                               of net                                of net
                          Ratio of         investment           Ratio of         investment
                          expenses          income to           expenses          income to
                        to average            average         to average            average
                        net assets         net assets         net assets         net assets
     Net assets             before             before              after              after         Portfolio               Average
  end of period         reimburse-         reimburse-         reimburse-         reimburse-          turnover            commission
 (in thousands)               ment               ment            ment(b)            ment(b)              rate          rate paid(c)
------------------------------------------------------------------------------------------------------------------------------------
        $20,157               1.54%              5.41%               .98%              5.97%              128%               $.0633
         25,010               1.45               5.35                .98               5.82               115                 .0640
         25,000               1.52               6.00               1.00               6.52               159                    --
         26,921               1.38               5.48                .94               5.92               193                    --
         32,819               1.62               5.72               1.03               6.31               154                    --
          6,050               1.62               6.52               1.42               6.72                59                    --
         12,830               1.62               7.65               1.48               7.79               116                    --
         16,934               1.23               7.27               1.21               7.29               148                    --
         32,692               1.23               9.03               1.23               9.03               120                    --
         84,749               1.00               7.88               1.00               7.88               186                    --

          5,555               2.09               4.91               1.53               5.47               128                 .0633
          6,302               2.00               4.79               1.52               5.27               115                 .0640
          5,501               2.06               5.49               1.54               6.01               159                    --
          5,129               2.04*              5.11*              1.46*              5.69*              193                    --
------------------------------------------------------------------------------------------------------------------------------------

                              ------
                              21

Independent Auditors' Report



To the Board of Directors and Stockholders of Flagship Utility Income Fund:


We have audited the accompanying statement of net assets of Flagship Utility Income Fund ("Fund"), including the portfolio of investments, as of June 30, 1997, the related statement of operations for the year then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Utility Income Fund at June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP



Dayton, Ohio
August 20, 1997





------
22

                         Shareholder Meeting Report
                         Flagship Utility

  Directors                                      A Shares           C Shares
-------------------------------------------------------------------------------
  Bremner                For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Brown                  For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Dean                   For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Impellizzeri           For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Rosenheim              For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Sawers                 For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Schneider              For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Schwertfeger           For                     1,643,619          463,468
                         Withhold                   35,257               --
                         Abstain                    31,008               --
                         ------------------------------------------------------
                         Total                   1,709,884          463,468
-------------------------------------------------------------------------------
  Advisory Agreement     For                     1,384,645          367,336
                         Against                    46,254            9,642
                         Abstain                    37,621           11,370
                         ------------------------------------------------------
                         Total                   1,468,520          388,348
-------------------------------------------------------------------------------
                         Broker Non Votes          241,364           75,120
-------------------------------------------------------------------------------
  12b-1 Plan             For                     1,404,956          371,378
                         Against                    62,956           12,245
                         Abstain                       608            4,725
                         ------------------------------------------------------
                         Total                   1,468,520          388,348
-------------------------------------------------------------------------------
                         Broker Non Votes          241,364           75,120
                         ------------------------------------------------------



------
23

Fund Information

Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and Dividend Disbursing Agent
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

Independent Auditors
Deloitte & Touche LLP
Dayton, Ohio

                              Serving Investors
                              for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com                                                       EAN-UI-6.97

NUVEEN
Growth and Income
Mutual Funds

June 30, 1997

Annual Report

Seeking income for today and
growth for tomorrow.


                                              [PHOTO APPEARS HERE]


The Golden
Rainbow

A James Advised
Mutual Fund

                                   Contents






                             1  Dear Shareholder

                             3  Portfolio Adviser's Comments

                             6  Golden Rainbow
                                Fund Overview

                             9  Financial Section

                            23  Shareholder Meeting Report

                            24  Fund Information

Dear Shareholder





[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


It is my pleasure to report to you on the performance of The Golden Rainbow Fund and to welcome new shareholders to the Nuveen family of investments. The fund performed well over the past year, providing investors with a total return of 16.53% with income and dividends reinvested. This performance was achieved through a balanced portfolio strategy that combined equity growth with the capital preservation and income available from bonds. The Golden Rainbow Fund also produced dividends of $.677 per share, resulting in a 3.68% current yield for the year.

The fund achieved its goal of providing capital appreciation during rising markets, while providing a measure of downside protection. The portfolio's allocation of 44% in stocks allowed investors to take advantage of the rising stock market, while the 56% in bonds and cash provided consistent income and capital preservation. Balanced funds like The Golden Rainbow Fund can provide the reduced risk that gives investors peace of mind in a volatile market.

Since our last report, Flagship Resources Inc. has joined the Nuveen family of investments. To those investors who have joined Nuveen from Flagship, we offer a special welcome. The merging of the two investment companies has allowed us to expand the products and services available to our investors. In addition to the 35 municipal mutual funds now available, Nuveen offers a variety of


Wealth takes a lifetime to build. Once achieved, it should be preserved.


-------
1

"The fund achieved its goal of providing capital appreciation during rising markets, while providing a measure of downside protection."


other products and services designed to help prudent investors achieve their financial objectives. We are celebrating the successful first year of our highly rated Growth and Income Stock Fund, as well as two new balanced stock and bond funds.

Nuveen prides itself on helping more than 1.3 million investors maintain the lifestyle they currently enjoy by providing quality investment solutions with moderated risk. We thank you for your confidence in Nuveen and our family of investments.

Sincerely,


/s/ Timothy R. Schwertfeger
    Timothy R. Schwertfeger
    Chairman of the Board

August 15, 1997


------
2

                         Portfolio Adviser's Comments


Portfolio Adviser Barry James talks about the stock and bond markets over the past year and offers insights into the market factors affecting the performance of the fund.


Investment Goals and Objectives

One focus of The Golden Rainbow Fund is on capital preservation. We take a prudent approach to investing in stocks, and we strive to moderate the risks inherent in the stock market with a balance of corporate and government bonds that changes with market conditions. Our goal is to take advantage of the opportunities for appreciation in rising markets, while moderating risks during down markets.

Investment Philosophy

We follow a conservative approach to money management, using a value-oriented investment approach to select stocks and bonds for the fund's portfolio. Our investment philosophy is to seek appreciation while remaining committed to capital preservation. To this end, we utilize a top-down approach to investing. This means that we continuously analyze general economic trends, including the direction of interest rates and the outlook for inflation. We filter this information to identify promising markets, industry sectors and specific equity issues.

Strategy for Meeting Fund Objectives

With the stock market at the high levels we have experienced over the past year, we are currently maintaining a solid position in equities; however, as the market conditions change, we will make appropriate adjustments in our asset allocation. Our portfolio team analyzes nearly 100 market indicators each week to determine our investment strategies and asset allocation for the future.


------
3

"The fund performed well this year, rewarding investors with a total return of 16.53% with dividends and income reinvested."


The Market Over the Past Year

With the Dow Jones Industrial Average climbing to new heights throughout the past fiscal year, we found a number of strong investment opportunities in the stock market. We anticipated an overall decline in the market in the summer of 1996, and were able to take advantage of some temporary price declines to purchase top-quality large-capitalization stocks. Our analysis indicated that these stocks would quickly bounce back from the decline, which presented an excellent value-buying opportunity. The bond market remained relatively stable, experiencing a slight decline early in 1997, when the Federal Reserve elected to raise interest rates 25 basis points in a preemptive strike against inflation.

Fund Performance

The fund performed well this year, rewarding investors with a total return of 16.53% with dividends and income reinvested. The returns for this fiscal year are more than twice those of the previous year, reflecting the strength of the stock market's performance and the heavier weighting we placed in stocks this year. The opportunity to purchase strong, large-capitalization stocks such as Procter & Gamble and Intel at a good value paid off for the fund. In addition, we found good value with a number of foreign issues such as Coca-Cola FEMSA (the Mexico soft drink company).



------
4

Of course, our returns were moderated by our prudent approach to investing. We maintained a conservative position in equities and also diversified our holdings with securities such as Real Estate Investment Trusts, precious metals and utility stocks.

Although the fund underperformed the Lipper Balanced Fund Index return of 20.62%, this is to be expected given the fund's more conservative positioning and heavier weighting in bonds.

Expectations for the Future

The upcoming year will be a time for caution in the stock market. Our market indicators suggest that growth in equity returns will be lower for the remainder of 1997, so we are focusing on finding solid values with limited volatility, particularly issues with lower price-to-earnings ratios. The portfolio team will also maintain a careful watch on signs of inflation. And, as we continue to seek value in the stock market, we will look to smaller company stocks and will seek value in the foreign markets as well.



------
5

                                Golden Rainbow
                                Overview


Top Ten Stock Holdings


Intel Corporation                              10.7%
----------------------------------------------------
Coca-Cola FEMSA S.A. ADR                        9.5%
----------------------------------------------------
Duke Power Company                              7.2%
----------------------------------------------------
Bristol-Myers Squibb Company                    6.6%
----------------------------------------------------
Mobil Corporation                               6.0%
----------------------------------------------------
Exxon Corp                                      5.7%
----------------------------------------------------
Newmont Mining Corporation                      5.7%
----------------------------------------------------
British Petroleum PLC ADR                       5.3%
----------------------------------------------------
YPF S.A. ADR                                    5.0%
----------------------------------------------------
Barrick Gold Corporation                        3.8%
====================================================

Stock Diversification

[PIE CHART APPEARS HERE]

Basic Materials                                  11%
----------------------------------------------------
Utilities                                        19%
----------------------------------------------------
Consumer Non-Cyclical                            15%
----------------------------------------------------
Technology                                       11%
----------------------------------------------------
Other                                             2%
----------------------------------------------------
Energy                                           14%
----------------------------------------------------
Finance                                           4%
----------------------------------------------------
International                                    24%
----------------------------------------------------

Fund Highlights
================================================================================

Share Class                                                                    A
Inception Date                                                              7/91
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                                     $19.31
--------------------------------------------------------------------------------
Last Quarterly Dividend                                                    .1702
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $157,183
--------------------------------------------------------------------------------
Number of Stocks                                                              30
--------------------------------------------------------------------------------
Expense Ratio (after reimbursement)                                        1.09%
--------------------------------------------------------------------------------

Portfolio Allocation   Stocks   Corporate Bonds   U.S. Govt. Obligations    Cash
                          45%                1%                      51%      3%
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================

Share Class                                              A(NAV)         A(Offer)
1-Year                                                   16.53%           11.63%
5-Year                                                   11.22%           10.27%
--------------------------------------------------------------------------------
Since Inception                                          11.06%           10.26%
--------------------------------------------------------------------------------

Dividend Yields
================================================================================

Share Class                                              A(NAV)        A (Offer)
Distribution Rate                                         3.53%            3.38%
--------------------------------------------------------------------------------
SEC 30-Day Yield                                          3.68%            3.52%
--------------------------------------------------------------------------------



                                       ------
                                       6

                                  The Golden Rainbow A James Advised Mutual Fund
                                                     June 30, 1997 Annual Report






[LINE GRAPH APPEARS HERE]


        The             The
        Golden          Golden
        Rainbow         Rainbow
        Fund            Fund            S&P             Blended
        (Offer)         (NAV)           500             50/50
7/91    9,580.0         10,000.0        10,000.0        10,000.0
7/92   10,564.4         11,027.5        11,346.7        11,351.3
7/93   12,474.0         13,020.8        12,888.1        12,722.4
7/94   12,286.6         12,825.2        13,060.8        12,795.3
7/95   14,319.7         14,947.5        16,460.8        15,100.4
7/96   15,400.2         16,075.4        20,748.0        17,384.2
8/97   17,945.0         18,731.8        27,945.5        20,940.4


[_] S&P 500                                            $27,945.55
[_] Blended 50/50                                      $20,940.39
[_] The Golden Rainbow Fund (NAV)                      $18,731.75
[_] The Golden Rainbow Fund (Offer)                    $17,945.01

Past performance is not predictive of future performance.



1  Returns are adjusted for the maximum 4.20% sales charge.

2 The Index Comparison shows the change in value of a $10,000 investment in shares of The Golden Rainbow Fund compared with the Standard & Poor's 500 Index and a Blended 50/50 Index. The Blended Index is comprised of a 50% weighting in the S&P 500 and 50% in the Lehman Brothers Intermediate Corporate/Government Bond Index. The indexes do not reflect any initial or ongoing expenses. The fund return depicted in the chart reflects the initial maximum sales charge of 4.20% and all ongoing fund expenses.











                                       ------
                                       7

Financial Section

   Contents
10 Portfolio of Investments
12 Statement of Net Assets
13 Statement of Operations
14 Statement of Changes
   in Net Assets
15 Notes to Financial Statements
19 Financial Highlights
22 Independent Auditors' Report

                       Portfolio of Investments
                       The Golden Rainbow  A James Advised Mutual Fund

                                                                   Market
Shares   Description                                               Value
-------------------------------------------------------------------------
         COMMON STOCKS--44.4%
         Automotive--0.3%
 10,000  General Motors Corporation                          $    556,875
-------------------------------------------------------------------------
         Basic Materials--5.0%
119,900  Barrick Gold Corporation                               2,637,800
 21,200  E.I. du Pont de Nemours and Company Ltd.               1,332,950
101,050  Newmont Mining Corporation                             3,940,950
-------------------------------------------------------------------------
         Consumer Non-Cyclical--6.7%
 57,000  Bristol-Myers Squibb Company                           4,617,000
 22,000  Hershey Foods Corporation                              1,216,875
 35,900  Johnson & Johnson                                      2,311,063
 16,500  Procter & Gamble                                       2,330,625
-------------------------------------------------------------------------
         Energy--6.1%
 65,000  Exxon Corporation                                      3,997,500
 60,000  Mobil Corporation                                      4,192,500
 32,250  Williams Company                                       1,410,938
-------------------------------------------------------------------------
         Finance--1.6%
 53,300  Health and Retirement Property Trust                   1,002,706
  8,000  Public Storage Property Trust                            234,000
 40,750  Security Capital Industrial Trust                        876,125
 20,000  Universal Health Realty Inc.                             378,750
-------------------------------------------------------------------------
         Industrial--0.6%
 13,000  Case Corporation                                         895,375
-------------------------------------------------------------------------
         International--10.9%
 49,354  British Petroleum PLC ADR                              3,695,381
128,000  Coca-Cola FEMSA S.A. ADR                               6,608,000
 20,000  Telecom New Zealand ADR                                  815,000
 31,000  Telefonica De Argentina ADR                            1,073,375
 42,500  Telefonos Chile ADR                                    1,402,500
113,000  YPF S.A. ADR                                           3,474,750
-------------------------------------------------------------------------
         Technology--5.0%
  5,000  Eastman Kodak Company                                    383,750
 52,400  Intel Corporation                                      7,430,975
-------------------------------------------------------------------------
         Utilities--8.2%
 30,000  Ameritech Corporation                                  2,038,125
 22,000  Columbia Gas                                           1,435,500
104,718  Duke Power Company                                     5,019,919
 45,200  Energen Corporation                                    1,522,675
 56,000  NIPSCO Industries                                      2,313,500
 30,000  Washington Water and Power Company                       588,750
-------------------------------------------------------------------------
         Total Common Stocks--(cost $42,091,370)               69,734,232
-------------------------------------------------------------------------

             Principal                                                                                                        Market
                Amount    Description                                                                                          Value
====================================================================================================================================
                          Corporate Bonds - 0.9%
               500,000    GTE Corporation, 7.510%, 4/01/09                                                              $    514,840
               500,000    Illinois Bell Telephone, 7.125%, 7/01/23                                                           473,672
               500,000    Procter & Gamble, 7.375%, 3/1/23                                                                   489,788
------------------------------------------------------------------------------------------------------------------------------------
                          Total Corporate Bonds - (cost $1,515,967)                                                        1,478,300
------------------------------------------------------------------------------------------------------------------------------------
                          U.S. Government Obligations -- 50.1%
             9,000,000    U.S. Treasury Notes, 6.250%, 4/30/01                                                             8,977,500
             5,000,000    U.S. Treasury Notes, 6.500%, 5/31/01                                                             5,028,125
            12,000,000    U.S. Treasury Notes, 6.875%, 5/15/06                                                            12,247,500
             9,000,000    U.S. Treasury Notes, 7.000%, 7/15/06                                                             9,258,750
            21,000,000    U.S. Treasury Notes, 6.250%, 2/15/07                                                            20,540,625
               500,000    U.S. Treasury Bonds, 10.375%, 11/15/09                                                             607,657
             2,000,000    U.S. Treasury Bonds, 10.000%, 5/15/10                                                            2,407,500
             3,000,000    U.S. Treasury Bonds, 6.250%, 8/15/23                                                             2,775,939
             5,000,000    Federal Home Loan Bank Bonds, 6.500%, 3/10/00                                                    5,007,300
             3,000,000    Federal Home Loan Bank Bonds, 7.000%, 1/28/02                                                    3,011,019
             8,910,296    Government National Mortgage Association, 7.500%, 9/15/26                                        8,932,599
------------------------------------------------------------------------------------------------------------------------------------
                          Total U.S. Government Obligations - (cost $77,679,396)                                          78,794,514
                          ----------------------------------------------------------------------------------------------------------
                          Short-Term Investments - 3.0%
                          Vista Government Money Market Fund (at cost)                                                     4,717,264
                          ----------------------------------------------------------------------------------------------------------
                          Total Investments - (cost $126,003,997) - 98.4%                                                154,724,310
                          ----------------------------------------------------------------------------------------------------------
                          Other Assets Less Liabilities - 1.6%                                                             2,459,167
                          ----------------------------------------------------------------------------------------------------------
                          Net Assets - 100%                                                                             $157,183,477
                          ==========================================================================================================



















                          ------                                                     See accompanying notes to financial statements.
                          11

Statement of Net Assets
June 30, 1997


-----------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $126,003,997) (note 1)         $ 154,724,310
Receivables:
  Dividends and interest                                                        1,521,573
  Investments sold                                                              1,472,428
  Shares sold                                                                      12,965
Other assets                                                                        6,186
-----------------------------------------------------------------------------------------
     Total assets                                                             157,737,462
-----------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                    339,304
Payable for Shares redeemed                                                        17,396
Accrued expenses:
  Management fees (note 4)                                                         96,409
  12b-1 distribution and service fees (notes 1 and 4)                              44,589
  Other                                                                            56,287
-----------------------------------------------------------------------------------------
     Total liabilities                                                            553,985
-----------------------------------------------------------------------------------------
Net assets (note 5)                                                         $ 157,183,477
=========================================================================================
Shares outstanding                                                              8,138,864
=========================================================================================
Net asset value and redemption price per share                              $       19.31
=========================================================================================
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                          $       20.16
=========================================================================================

12                               See accompanying notes to financial statements.

Statement of Operations          The Golden Rainbow A. James Advised Mutual Fund
Year ended June 30,1997                             June 30, 1997 Annual Report


----------------------------------------------------------------------------------------
Investment Income (note 1)

Dividends                                                                   $  1,768,647
Interest                                                                       6,224,523
----------------------------------------------------------------------------------------
  Total investment income                                                      7,993,170
----------------------------------------------------------------------------------------
Expenses

Management fees (note 4)                                                       1,252,243
12b-1 distribution and service fees--Class A (notes 1 and 4)                     676,534
Shareholders' servicing agent fees and expenses                                   34,534
Custodian's fees and expenses                                                     63,035
Directors' fees and expenses (note 4)                                              6,110
Professional fees                                                                 54,390
Federal and state registration fees                                                4,264
Other expenses                                                                     8,979
----------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                    2,100,089
  Expense reimbursement (note 4)                                                (254,532)
----------------------------------------------------------------------------------------
Net expenses                                                                   1,845,557
----------------------------------------------------------------------------------------
Net investment income                                                          6,147,613
----------------------------------------------------------------------------------------

Realized and Unrealized Gain From Investments

Net realized gain from investment transactions (notes 1 and 3)                 7,061,120
Net change in unrealized appreciation or depreciation of investments          12,505,157
----------------------------------------------------------------------------------------
Net gain from investments                                                     19,566,277
----------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $ 25,713,890
========================================================================================

13                               See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                               Year ended      Year ended
                                                                                  6/30/97         6/30/96
----------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  6,147,613    $  7,756,168
Net realized gain from investment transactions
  (notes 1 and 3)                                                                7,061,120      12,088,033
Net change in unrealized appreciation or depreciation
  of investments                                                                12,505,157      (5,260,060)
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      25,713,890      14,584,141
----------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income                                        (6,084,217)     (7,849,812)
From accumulated net realized gains from investment transactions                (3,654,423)    (13,926,555)
----------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (9,738,640)    (21,776,367)
----------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                 6,057,561      23,343,645
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                           8,979,282      19,977,346
----------------------------------------------------------------------------------------------------------
                                                                                15,036,843      43,320,991
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                        (58,135,678)    (43,294,230)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  fund share transactions                                                      (43,098,835)         26,761
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (27,123,585)     (7,165,465)
Net assets at beginning of year                                                184,307,062     191,472,527
----------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $157,183,477    $184,307,062
==========================================================================================================
Balance of undistributed net investment income at end of year                 $     71,720    $      8,324
==========================================================================================================

14                              See accompanying notes to financial statements.

Notes to Financial Statements

The Golden Rainbow A James Advised Mutual Fund
June 30, 1997 Annual Report

1. General Information and Significant Accounting Policies
The Golden Rainbow A James Advised Mutual Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide total return through a combination of growth and income primarily in equity and/or debt securities and preservation of capital in declining markets.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated, the distributor (the "Distributor") and manager (the "Manager") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc., and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Restricted securities and other portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1997, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Net investment income is distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

-----
15

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund is authorized to issue Class A, B, C and R Shares but to date has not issued Class B, C or R Shares. Class A Shares are sold to the public with a sales charge and incur annual 12b-1 distribution and service fees. Class A Shares are offered at net asset value to certain trust customers of Citizens Federal Bank, F.S.B. ("Citizens Federal"). Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

-----
16

                                  The Golden Rainbow A James Advised Mutual Fund
                                                     June 30, 1997 Annual Report



2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                        Year ended         Year ended
                                                                                         6/30/97            6/30/96
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                332,181          1,286,586
Shares issued to shareholders due to reinvestment of distributions                         492,197          1,116,623
---------------------------------------------------------------------------------------------------------------------
                                                                                           824,378          2,403,209
---------------------------------------------------------------------------------------------------------------------
Shares redeemed                                                                         (3,180,078)        (2,390,075)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                                 (2,355,700)            13,134
=====================================================================================================================

3. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks for the fiscal year ended June 30, 1997, equaled $19,683,946 and $31,312,580, respectively. Purchases and sales of investments in U.S. government obligations for the fiscal year ended June 30, 1997, equaled $69,158,044 and $91,560,874, respectively.

At June 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

The net unrealized appreciation for financial reporting and federal income tax purposes aggregated $28,720,313, of which $29,143,110 related to appreciated securities and $422,797 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Manager, the Fund pays an annual management fee, payable monthly, of .74 of 1%, which is based upon the average daily net asset value of the Fund. The management fee compensates the Manager for overall investment advisory and administrative services and general office facilities. The Manager has entered into an Agreement with James Investment Research, Inc. (the "Adviser"), under which the Adviser manages the Fund's investment portfolio. The Adviser is compensated for its services from the management fee paid to the Manager. The Fund pays no compensation directly to its Directors who are affiliated with the Manager or to its officers, all of whom receive remuneration for their services to the Fund from the Manager.

The Manager may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended June 30, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly owned subsidiary of Flagship Resources Inc.) collected gross sales charges on Class A Shares of approximately $3,300 of which approximately $2,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 distribution and service fees on Class A Shares approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

-----
17

5. Composition of Net Assets
At June 30, 1997, the Fund had 100,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------------------------------------
Capital paid-in                                                                              $121,330,337
Balance of undistributed net investment income                                                     71,720
Accumulated net realized gain from investment transactions                                      7,061,107
Net unrealized appreciation of investments                                                     28,720,313
---------------------------------------------------------------------------------------------------------
  Net assets                                                                                 $157,183,477
=========================================================================================================

------
18

                             Financial Highlights

------
19

Financial Highlights

          Selected data for a common share outstanding is as follows:

Class (Inception date)                                  Operating performance         Less distributions
                                                        ---------------------      -------------------------

THE GOLDEN RAINBOW
A JAMES ADVISED MUTUAL FUND
                                                                          Net
                                          Net                    realized and                                       Net      Total
                                        asset                      unrealized      Dividends                      asset     return
                                        value            Net      gain (loss)       from net    Distributions     value     on net
Year ending                         beginning     investment             from     investment     from capital    end of      asset
June 30,                            of period      income(b)      investments         income            gains    period   value(a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (7/91)
  1997                                 $17.56          $ .66          $  2.16         $ (.68)        $   (.39)   $19.31      16.53%
  1996                                  18.27            .73              .61           (.74)           (1.31)    17.56       7.76
  1995                                  16.67            .69             1.94           (.68)            (.35)    18.27      16.55
  1994                                  17.81            .66             (.89)          (.66)            (.25)    16.67      (1.49)
  1993                                  15.88            .76             2.05           (.75)            (.13)    17.81      18.09
  1992(d)                               15.00            .87              .90           (.87)            (.02)    15.88      11.91
-----------------------------------------------------------------------------------------------------------------------------------

        (a) Total returns are calculated on net asset value without any sales charge.

        (b) After waiver of certain management fees or reimbursement of expenses by John Nuveen & Co. Incorporated or its predecessor Flagship Funds Inc.

        (c) Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities. Disclosure was not required prior to June 30, 1996.

        (d)     Fund commenced operations as noted.
-----
20

                                  The Golden Rainbow A James Advised Mutual Fund
                                                     June 30, 1997 Annual Report

                                                      Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------
                                                     Ratio                                    Ratio
                                                    of net                                   of net
                          Ratio of              investment                Ratio of       investment
                          expenses               income to                expenses        income to
                        to average                 average              to average          average
                        net assets              net assets              net assets       net assets
    Net assets              before                  before                   after            after     Portfolio            Average
 end of period          reimburse-              reimburse-              reimburse-       reimburse-      turnover         commission
(in thousands)                ment                    ment                 ment(b)          ment(b)          rate       rate paid(c)
------------------------------------------------------------------------------------------------------------------------------------
      $157,183                1.24%                   3.48%                   1.09%            3.63%           56%            $.0846
       184,307                1.26                    3.81                    1.06             4.01            83              .0832
       191,473                1.27                    3.82                    1.04             4.05            48                 --
       188,747                1.24                    3.42                     .96             3.70            31                 --
       179,209                1.28                    4.18                    1.02             4.44            38                 --
       124,563                1.33                    5.27                    1.09             5.51            10                 --
====================================================================================================================================

-----
21

Independent Auditors' Report


To the Board of Directors and Stockholders of The Golden Rainbow A James Advised Mutual Fund:

We have audited the accompanying statement of net assets of The Golden Rainbow
A James Advised Mutual Fund ("Fund"), including the portfolio of investments, as of June 30, 1997, the related statement of operations for the year ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Golden Rainbow A James Advised Mutual Fund at June 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
August 20, 1997

                    Shareholder Meeting Report
                    The Golden Rainbow
                    A James Advised Mutual Fund

Directors                                                            A Shares
=============================================================================
Bremner                 For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Brown                   For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Dean                    For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Impellizzeri            For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Rosenheim               For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Sawers                  For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Schneider               For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Schwertfeger            For                                         9,672,037
                        Withhold                                        5,725
                        Abstain                                         1,185
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
Advisory Agreement      For                                         9,676,522
                        Against                                            --
                        Abstain                                         2,425
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
                        Broker Non Votes                                   --
=============================================================================
12b-1 Plan              For                                         9,673,799
                        Against                                         3,891
                        Abstain                                         1,257
                        -----------------------------------------------------
                        Total                                       9,678,947
=============================================================================
                        Broker Non Votes                                   --
                        -----------------------------------------------------

            ======
            23

                      Fund Information


                      Board of Directors
                      Robert P. Bremner
                      Lawrence H. Brown
                      Anthony T. Dean
                      Anne E. Impellizzeri
                      Peter R. Sawers
                      William J. Schneider
                      Timothy R. Schwertfeger
                      Judith M. Stockdale

                      Fund Adviser
                      James Investment Research, Inc.
                      Beavercreek, Ohio

                      Custodian
                      The Chase Manhattan Bank
                      4 New York Plaza
                      New York, NY 10004-2413

                      Transfer Agent,
                      Shareholder Services and
                      Dividend Disbursing Agent
                      Boston Financial Data Service
                      Nuveen Investor Services
                      P.O. Box 8509
                      Boston, MA 02266-8509
                      (800) 225-8530

                      Legal Counsel
                      Fried, Frank, Harris, Shriver
                        & Jacobson
                      Washington, D.C.

                      Independent Auditors
                      Deloitte & Touche LLP
                      Dayton, Ohio

                      =====

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach--purchasing securities of strong companies and communities that represent good long-term value--is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com                                                       EAN-GR-6.97

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  List all financial statements and exhibits as part of the Registration Statement.

  (a) FINANCIAL STATEMENTS:

    Included in Part A of the Registration Statement:

      Financial Highlights for each series.

    Included in Part B of the Registration Statement:

      Audited Financial Statements for fiscal year ended June 30, 1997 for each series of the Registrant.

  Schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

  (b) EXHIBITS:

      (1)      Articles of Incorporation*
         (a)   Amendments approved on October 15, 1987*
         (b)   Articles Supplementary*
         (c)   Articles Supplementary classifying Golden Rainbow Stock*
         (d)   Articles of Amendment dated June 5, 1992*
         (e)   Articles Supplementary classifying Flagship Short Term
                U.S. Government Fund Stock, Flagship Medium Term U.S.
                Government Fund Stock and Flagship Long Term U.S. Govern-ment Fund Stock*
         (f)   Articles Supplementary creating sub-classes for Golden
                Rainbow Stock*
      (2)(a)   By-Laws*
         (b)   By-Laws as amended*
         (c)   Amended and Restated By-Laws*
      (4)(a)   Form of Certificate of Basic Value Fund Portfolio Stock*
         (b)   Form of Certificate of Plus Fund Portfolio Stock*
         (c)   Form of Certificate for the Golden Rainbow Fund Stock*
         (d)   Form of Certificate of Flagship Utility Income Fund Stock*
         (e)   Form of Certificate of Flagship Short Term U.S. Government
                Fund Stock*
         (f) Form of Certificate of Flagship Medium Term U.S. Govern-ment Fund Stock*
         (g)   Form of Certificate of Flagship Long Term U.S. Government
                Fund Stock*
      (5)(a)   Investment Management Agreement between Flagship Utility
                Income Fund and Nuveen Advisory Corp., dated January 1,
                1997.
         (b)   Form of Plus Fund Advisory Agreement*
         (c)   Instrument Relating to Typographical Error*
         (d)   Form of Investment Advisory Agreement--Golden Rainbow
                Fund*
         (e)   Management Agreement between The Golden Rainbow A James
                Advised Mutual Fund and Nuveen Advisory Corp., dated Jan-uary 1, 1997.
         (f)   Form of Investment Advisory Agreement--Flagship Short Term
                U.S. Government Fund*
         (g)   Form of Investment Advisory Agreement--Flagship Medium
                Term U.S. Government Fund*
         (h)   Form of Investment Advisory Agreement--Flagship Long Term
                U.S. Government Fund*
         (i) Assignment and Assumption of Rights and Obligations be-tween Flagship Financial, Inc. and Nuveen Advisory Corp.
                concerning the Investment Advisory Agreement of The
                Golden Rainbow Fund, dated January 1, 1997.

      (6)(a)   Distribution Agreement between Flagship Admiral Funds,
                Inc. and John Nuveen & Co. Incorporated, dated January 1,
                1997.
         (b)   Selling Agreement*
         (c)   Form of Distribution Agreement--Golden Rainbow Fund*
         (d)   Form of Selling Agreement--Golden Rainbow Fund*
         (e)   Form of Distribution Agreement--Flagship Short Term U.S.
                Government Fund*
         (f)   Form of Distribution Agreement--Flagship Medium Term U.S.
                Government Fund*
         (g)   Form of Distribution Agreement--Flagship Long Term U.S.
                Government Fund*
      (8)      Custodian Agreement as amended
      (9)(a) Transfer Agent and Service Agreement between Flagship Ad-miral Funds Inc. and State Street Bank and Trust Company, dated February 1, 1997.
         (b)   Asset Purchase Agreement*
     (10)(a)   Opinion and Consent of Counsel, Fried, Frank, Harris,
                Shriver & Jacobson.
         (b)   Opinion and Consent of Counsel as to Series Stock*
         (c)   Opinion and Consent of Skadden, Arps, Slate, Meagher &
                Flom as to Tax Matters*
         (d)   Opinion and Consent of Counsel for GR Fund Stock*
         (e)   Opinion and Consent of Counsel as to validity of Flagship
                Short, Medium and Long Term U.S. Government Fund Stock*
     (11)      Consent of Deloitte & Touche LLP, Independent Auditors.
     (13)      Letter of Understanding relating to initial capital*
     (15)(a)   Distribution Plan*
         (b)   Service Agreement*
         (c)   Form of Distribution Plan--Golden Rainbow Fund*
         (d) Form of Distribution Plan--Flagship Short Term U.S. Gov-ernment Fund*
         (e) Form of Distribution Plan--Flagship Medium Term U.S. Gov-ernment Fund*
         (f) Form of Distribution Plan--Flagship Long Term U.S. Govern-ment Fund*
     (16)      Yield and Total Return Calculations
     (17)      Financial Data Schedules
     (18)      Rule 18f-3 Plan*
     (99)(a). Original Powers of Attorney for the Trustees authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Registration Statement.
     (99)(b). Certified copy of Resolution of Board of Trustees autho-rizing the signing of the names of trustees and officers on the Registrant's Registration Statement pursuant to power of attorney.
     (99)(c).  Code of Ethics and Reporting Requirements.

--------
*Previously filed.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of October 8, 1997, the approximate number of holders was:

                                    (1)                                   (2)
                                                                       NUMBER OF
                                                                        RECORD
                               TITLE OF CLASS                           HOLDERS
                               --------------                          ---------
      Shares of common stock, par value $.001 per share...............
      Flagship Utility Income Fund
       Class A........................................................    738
       Class C........................................................    187
      The Golden Rainbow A James Advised Mutual Fund..................     66

ITEM 27. INDEMNIFICATION.

  Please see Article IX (S) 1 of the Registrant's By-Laws (Exhibit 2) and
Section 2-418 of the Maryland General Corporation Law.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Flagship Admiral Funds Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., and Nuveen Tax-Free Reserves, Inc. It also serves as investment adviser to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium

Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, and Nuveen Insured Premium Income Municipal Fund 2. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger and Anthony T. Dean, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Additional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and Director and formerly Executive Vice President and Director of the John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp. Anthony T. Dean is President and Director of Nuveen Advisory Corp., the investment adviser. Mr. Dean has, during the last two years, been President (since July 1996) and Director and formerly Executive Vice President and Director of The John Nuveen Company, John Nuveen & Co. Incorporated and Nuveen Institutional Advisory Corp.


ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) John Nuveen & Co., Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and Nuveen Investment Trust. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                WITH REGISTRANT
--------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of the Board,          Chairman of the Board
333 West Wacker Drive      Chief Executive Officer         and Trustee
Chicago, IL 60606
Anthony T. Dean            President                       President and Trustee
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President        None
333 West Wacker Drive
Chicago, IL 60606
John P. Amboian            Executive Vice President        None
333 West Wacker Drive      and Chief Financial Officer
Chicago, IL 60606
William Adams IV           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Richard P. Davis           Vice President                  None
One South Main Street
Dayton, OH 45402
Clifton L. Fenton          Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan       Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy             Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland         Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney         Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis          Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer     Vice President                  None
19900 MacArthur Blvd.
Irvine, CA 92612
Larry W. Martin            Vice President and              Vice President and
333 West Wacker Drive      Assistant Secretary             Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz            Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

                                                                 POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES               OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                    WITH REGISTRANT
------------------------------------------------------------------------------------
O. Walter Renfftlen          Vice President                      Vice President and
333 West Wacker Drive        and Controller                      Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow          Vice President                      Vice President and
333 West Wacker Drive        and Treasurer                       Treasurer
Chicago, IL 60606
Paul C. Williams             Vice President                      None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                      Vice President and
333 West Wacker Drive        and Assistant Secretary             Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., Shareholder Services, Inc. or Boston Financial.

  Boston Financial Data Services, 225 Franklin Street, Boston, Massachusetts 02106 maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agents for the Funds.

ITEM 31. MANAGEMENT SERVICES.

  Not applicable.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT THIS REGISTRATION STATEMENT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS UNDER PARAGRAPH (B) OF RULE 485 UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 27 DAY OF OCTOBER, 1997.

                                     FLAGSHIP ADMIRAL FUNDS INC.

                                            /s/ Gifford R. Zimmerman
                                     ------------------------------------------
                                            Gifford R. Zimmerman, Vice
                                            President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                       DATE
            ---------                     -----                       ----
   /s/ O. Walter Renfftlen
 -------------------------------
       O. Walter Renfftlen       Vice President and               October 27, 1997
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)             By  /s/ Gifford R. Zimmerman
     Timothy R. Schwertfeger     Chairman of the Board               -------------------------
                                  and Trustee (Principal                Gifford R. Zimmerman
                                  Executive Officer)                    Attorney-in-Fact
         Anthony T. Dean         President and Trustee                  October 27, 1997
        Robert P. Bremner        Trustee
        Lawrence H. Brown        Trustee
      Anne E. Impellizzeri       Trustee
         Peter R. Sawers         Trustee
      William J. Schneider       Trustee
       Judith M. Stockdale       Trustee


AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND IS FILED AS AN EXHIBIT.

                       SCHEDULE OF EXHIBITS TO FORM N-1A

  EXHIBIT                                                                 PAGE
  NUMBER                             EXHIBIT                             NUMBER
  -------                            -------                             ------
  (1)      Articles of Incorporation*
     (a)   Amendments approved on October 15, 1987*
     (b)   Articles Supplementary*
     (c)   Articles Supplementary classifying Golden Rainbow Stock*
     (d)   Articles of Amendment dated June 5, 1992*
     (e)   Articles Supplementary classifying Flagship Short Term U.S.
            Government Fund Stock, Flagship Medium Term U.S. Govern-
            ment Fund Stock and Flagship Long Term U.S. Government
            Fund Stock*
     (f)   Articles Supplementary creating sub-classes for Golden
            Rainbow Stock*
  (2)(a)   By-Laws*
     (b)   By-Laws as amended*
     (c)   Amended and Restated By-Laws*
  (4)(a)   Form of Certificate of Basic Value Fund Portfolio Stock*
     (b)   Form of Certificate of Plus Fund Portfolio Stock*
     (c)   Form of Certificate for the Golden Rainbow Fund Stock*
     (d)   Form of Certificate of Flagship Utility Income Fund Stock*
     (e)   Form of Certificate of Flagship Short Term U.S. Government
            Fund Stock*
     (f)   Form of Certificate of Flagship Medium Term U.S. Government
            Fund Stock*
     (g)   Form of Certificate of Flagship Long Term U.S. Government
            Fund Stock*
  (5)(a)   Investment Management Agreement between Flagship Utility
            Income Fund and Nuveen Advisory Corp., dated January 1,
            1997.
     (b)   Form of Plus Fund Advisory Agreement*
     (c)   Instrument Relating to Typographical Error*
     (d)   Form of Investment Advisory Agreement--Golden Rainbow Fund*
     (e)   Management Agreement between The Golden Rainbow A James Ad-
            vised Mutual Fund and Nuveen Advisory Corp., dated January
            1, 1997.
     (f)   Form of Investment Advisory Agreement--Flagship Short Term
            U.S. Government Fund*
     (g)   Form of Investment Advisory Agreement--Flagship Medium Term
            U.S. Government Fund*

  EXHIBIT                                                                 PAGE
  NUMBER                             EXHIBIT                             NUMBER
  -------                            -------                             ------
     (h)   Form of Investment Advisory Agreement--Flagship Long Term
            U.S. Government Fund*
     (i)   Assignment and Assumption of Rights and Obligations between
            Flagship Financial, Inc. and Nuveen Advisory Corp. con-
            cerning the Investment Advisory Agreement of The Golden
            Ranbow Fund, dated January 1, 1997.
  (6)(a)   Distribution Agreement between Flagship Admiral Funds, Inc.
            and John Nuveen & Co. Incorporated, dated January 1, 1997.
     (b)   Selling Agreement*
     (c)   Form of Distribution Agreement--Golden Rainbow Fund*
     (d)   Form of Selling Agreement--Golden Rainbow Fund*
     (e)   Form of Distribution Agreement--Flagship Short Term U.S.
            Government Fund*
     (f)   Form of Distribution Agreement--Flagship Medium Term U.S.
            Government Fund*
     (g)   Form of Distribution Agreement--Flagship Long Term U.S.
            Government Fund*
  (8)      Custodian Agreement as amended
  (9)(a)   Transfer Agent and Service Agreement between Flagship Admi-
            ral Funds, Inc. and State Street Bank and Trust Company,
            dated February 1, 1997.
     (b)   Asset Purchase Agreement*
 (10)(a)   Opinion and Consent of Counsel, Fried, Frank, Harris,
            Shriver & Jacobson.
     (b)   Opinion and Consent of Counsel as to Series Stock*
     (c)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
            as to Tax Matters*
     (d)   Opinion and Consent of Counsel for GR Fund Stock*
     (e)   Opinion and Consent of Counsel as to validity of Flagship
            Short, Medium and Long Term U.S. Government Fund Stock*
 (11)      Consent of Deloitte & Touche LLP, Independent Auditors.
 (13)      Letter of Understanding relating to initial capital*
 (15)(a)   Distribution Plan*
     (b)   Service Agreement*
     (c)   Form of Distribution Plan--Golden Rainbow Fund*
     (d)   Form of Distribution Plan--Flagship Short Term U.S. Govern-
            ment Fund*
     (e)   Form of Distribution Plan--Flagship Medium Term U.S. Gov-
            ernment Fund*
     (f)   Form of Distribution Plan--Flagship Long Term U.S. Govern-
            ment Fund*
 (16)      Yield and Total Return Calculations
 (17)      Financial Data Schedules
 (18)      Rule 18f-3 Plan*
 (99)(a).  Original Powers of Attorney for the Trustees authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to
           execute the Registration Statement.
 (99)(b).  Certified copy of Resolution of Board of Trustees authoriz-
           ing the signing of the names of trustees and officers on
           the Registrant's Registration Statement pursuant to power
           of attorney.
 (99)(c).  Code of Ethics and Reporting Requirements.

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*Previously filed.